As filed with the Securities and Exchange Commission on November 1, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	9
Focus Fund	13
Genesis Fund	16
Global Equity Fund^	20
Global Real Estate Fund	24
Greater China Equity Fund	28
Guardian Fund	32
International Equity Fund	35
International Select Fund	38
International Small Cap Fund	41
Intrinsic Value Fund	45
Large Cap Value Fund	48
Mid Cap Growth Fund	51
Mid Cap Intrinsic Value Fund	54
Multi-Cap Opportunities Fund	58
Real Estate Fund	61
Small Cap Growth Fund	64
Sustainable Equity Fund	67
FUND EXPENSE INFORMATION	77
LEGEND	81
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	82
Emerging Markets Equity Fund	84
Positions by Industry	87

Equity Income Fund	90
Focus Fund	95
Genesis Fund	98
Global Equity Fund^	101
Positions by Industry	103
Global Real Estate Fund	105
Positions by Sector	107
Greater China Equity Fund	109
Guardian Fund	111
International Equity Fund	117
Positions by Industry	119
International Select Fund	121
Positions by Industry	123
International Small Cap Fund	125
Positions by Industry	127
Intrinsic Value Fund	129
Large Cap Value Fund	132
Mid Cap Growth Fund	135
Mid Cap Intrinsic Value Fund	138
Multi-Cap Opportunities Fund	140
Real Estate Fund	142
Small Cap Growth Fund	144
Sustainable Equity Fund	146
FINANCIAL STATEMENTS	149
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	211
Emerging Markets Equity Fund	213
Equity Income Fund	215
Focus Fund	215
Genesis Fund	219
Global Equity Fund^	221
Global Real Estate Fund	221
Greater China Equity Fund	223
Guardian Fund	225

International Equity Fund	227
International Select Fund	229
International Small Cap Fund	233
Intrinsic Value Fund	233
Large Cap Value Fund	235
Mid Cap Growth Fund	239
Mid Cap Intrinsic Value Fund	241
Multi-Cap Opportunities Fund	245
Real Estate Fund	245
Small Cap Growth Fund	249
Sustainable Equity Fund	251
Reports of Independent Registered Public Accounting Firms	260
Directory	264
Trustees and Officers	265
Proxy Voting Policies and Procedures	276
Quarterly Portfolio Schedule	276
Notice to Shareholders	277

^  As previously announced, as of September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund, and changed its investment strategy, portfolio management team and fees and expenses.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Equity markets shifted over the course of this fiscal period. In 2018, investors already distressed about indications of a global economic slowdown weighed the potential multiplier effects of the U.S./China trade war and delivered the first full calendar year loss for the S&P 500® Index since the financial crisis. In 2019, though these macroeconomic issues and other geopolitical tensions continued to create uncertainty and volatility, markets rallied, particularly in January and June, on apparent breaks in trade tensions and as the U.S. Federal Reserve Board (Fed) first hinted, and then lowered rates.

Current data suggests we are navigating a later-stage market cycle. While the U.S. economy remains healthy, there are signs of deceleration. Second quarter 2019 GDP growth slowed to 2.0%, down from 3.1% in first quarter and 2.9% for all of 2018. In August, the Institute for Supply Management reported slowing in manufacturing activity. August's job growth data slowed in manufacturing and declined in commodity-related sectors.

The trade war continues to weigh on both the U.S. and global economies—in the U.S., on farmers, consumers' finances and confidence, on steel, oil, and other economically sensitive commodities, on ports, trucking and railways, and on business decision-making. Outside the U.S., export-driven economies, including Germany and China, have shown signs of stress. Global interest rates are already low, giving the Fed and other central banks, including the European Central Bank, which in July committed to a "highly accommodative" stance, limited stimulus firepower should the economy stall.

At the same time, a feared decline in second quarter corporate earnings did not materialize. Earnings were flat-to-up, aligned with guidance for the rest of the year. This, along with an attentive Fed, suggests we may avoid the recession forecasted by the bond market via an inverted yield curve. Further, job growth in the service sector remained healthy in August, the unemployment rate was at a low 3.7%, and wages were increasing.

With the S&P 500 Index up 18.34% year-to-date through the end of August against earnings growth in the single digits, valuations and risk are high. From Brexit and tumult in Parliament, to protests in Hong Kong, to worsening relations between the U.S. and Iran, to North Korean missile tests, to the U.S. election cycle—there is plenty of fodder for disruption in a headline-driven, reactive market. At the same time, bond yields are low, supporting equities as an asset class.

With tested strategies intended to outperform over the longer term and an emphasis on fundamentals, our teams rely on independent research—as they weigh potential benefits against macro-level and company-specific risk factors, and as they work to buy and sell opportunistically. Until markets return to a more fundamentals-driven standard, our teams will continue using volatility in their efforts to strengthen and fine-tune portfolios for the longer term.

Thank you for your confidence in Neuberger Berman.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated a –2.45% total return for the fiscal year ended August 31, 2019, underperforming its benchmark, the S&P 500® Index (the Index), which posted a 2.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

By late-July, the market set a new all-time high (as measured by the Index) as the economy's expansion officially became the longest in U.S. history, driven by "growth" stocks with limited or, in many cases, no dividend programs. However, in late July equities experienced headwinds as investors grappled with an uptick in volatility tied to fears surrounding waning global growth, and geopolitical headwinds.

The Fund seeks to provide gross current income in-line with its benchmark, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to grow their businesses while providing rising dividend distributions to shareholders. Overall, we look for companies with strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

From a portfolio construction standpoint, the largest equity sectors on average during the fiscal year included Information Technology ~20%, Financials ~14%, and Health Care ~13%. This reporting period, the bulk of relative returns were generated from stock selection across Real Estate, Financials, and Utilities—while selection within Consumer Staples, Consumer Discretionary, and Energy weighed on results versus the Index.

While the broader commodity complex experienced downward pressure, negative stock selection across our Materials holdings were partially offset by outsized returns from Wheaton Precious Metals. This holding proved to be our top overall performer, and provided a revenue stream tied to high-quality gold, platinum, palladium, and copper mines. The business does not incur ongoing exploration costs faced by traditional mining companies. This position sharply advanced as global central banks purchased a record $15 billion of the precious metal in the first half of 2019. We believe this exposure could provide a hedge to potential inflationary pressures.

Our Energy names negatively impacted both absolute and relative performance. Within this space, Devon Energy fell among our laggards. This upstream business experienced selling pressure despite beating production expectations. While the recent environment has been challenging, we remain encouraged by improving well productivity from Delaware Basin and STACK plays (i.e., Anadarko Basin area of Oklahoma). From a capital allocation perspective, management continues to divest non-core assets while rewarding shareholders through stock buybacks and dividend increases, making this, we believe, an ideal position given our investment mandate.

The health of the U.S. economy seems mixed. The consumer remains in a strong position, with low unemployment and modestly growing wages. However, the industrial economy seems to be facing challenges, in part due to the U.S.-China tariff dispute. In our view, valuations across equities remain reasonable, and when evaluating investment candidates, we continue to identify pockets of value across stable businesses with clear capital allocation plans exhibiting dividend growth potential. We acknowledge potential weakness stemming from geopolitical tensions, and believe distortions from central banks continue to drive the hunt for yield amid aging global demographics. Today, we believe the Fund remains positioned to navigate cross-currents given our focus on what we believe to be high-quality cash-generative companies.

In closing, we thank you for investing in our Fund.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	5.4%
Consumer Discretionary	7.7
Consumer Staples	9.4
Energy	7.6
Financials	15.5
Health Care	12.6
Industrials	4.2
Information Technology	20.3
Materials	3.8
Real Estate	5.1
Utilities	2.3
Short-Term Investments	6.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	–2.45%	9.87%
Class A	12/15/2015	–2.75%	9.50%
Class C	12/15/2015	–3.55%	8.64%
Class R6	12/15/2015	–2.33%	9.95%
With Sales Charge
Class A		–8.35%	7.76%
Class C		–4.47%	8.64%
Index
S&P 500® Index[1,15]		2.92%	12.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.24%, 1.68%, 2.35% and 1.17% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of –1.56% for the fiscal year ended August 31, 2019, outperforming its benchmark, the MSCI Emerging Markets Index (Net) (the Index), which reported a total return of –4.36% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets (EM) equities trailed the U.S. (as measured by the S&P 500® Index) and developed international equities (as measured by the MSCI EAFE® Index) this fiscal year, closing with a loss. Sentiment suffered early in the period as trade tensions between the U.S. and China exacerbated concerns about a global economic slowdown. Oil prices and U.S. interest rates increased early on as well, adding to pressures. Calendar year-to-date, however, EM returns were positive, with rallies in January and June as dovish signals from global central banks and temporary breaks in trade tensions quieted some of the market's noise.

On a sector level within the Index, defensive areas, including Utilities and Consumer Staples, posted positive results. The sharpest losses occurred within Health Care—as various regulatory changes negatively impacted EM pharmaceuticals—and Materials. By country, Brazil, Russia and Turkey posted the strongest results in the Index while smaller markets, Pakistan and Argentina, along with global-trade driven Korea saw the largest declines.

The Fund's performance advantage resulted primarily from stock selection, with sector allocation a secondary benefit. Information Technology (IT), Consumer Staples and Financials holdings were standouts. By country, Brazilian, Taiwanese and Polish names outperformed relative to the Index.

Key individual contributors included Brazil's B3 and Energisa, and Ping An, a Chinese property and casualty insurer. B3, the Brazilian financial exchange provider, posted solid revenue growth figures, and benefited from positive sentiment about Brazilian equities. Electric power distributor Energisa rallied on solid earnings and profit figures. Ping An delivered better-than-expected earnings, aided by sustained new business value growth despite a drop in premiums, along with solid investment returns.

Stock selection in Communications Services, Materials and Industrials detracted the most from relative returns, and from a country perspective, headwinds included Chinese, South African and Indonesian holdings.

Detractors included Baidu, Sasol and Samsung. Baidu, the Chinese Internet search leader, sold off as trade tensions caused uncertainty about Chinese economic growth. This uncertainty weighed on advertising revenues while expenses continued to increase due to investments in newer initiatives. We exited the position. We also sold Sasol, the South African energy and chemicals firm, as cost overruns on a large project reduced our conviction in the firm's management team. Samsung, the Korean consumer electronics and chip manufacturer, fell along with the broader semiconductor sub-sector, on lower demand and pricing projections.

Looking ahead, we see continued U.S. trade tensions and weaker global growth data tempered by central bankers' shifts toward easing. While trade tensions have immediate negative impacts—with firms delaying investments and decisions—monetary policy measures may take longer to positively impact economies. As such, the team will continue closely monitoring both global and local domestic monetary, regulatory and fiscal policies.

Aggregate changes to the portfolio in recent months resulted from individual stock decisions. The team is currently emphasizing growing consumer-driven areas such as Consumer Staples and Communication Services. The portfolio also remains overweight IT versus the Index, with new additions offset by trims and sales. We maintain an underweight to cyclical areas such as Energy and Materials, and some subsectors within Consumer Discretionary.

We believe the current portfolio is well positioned to capture strong relative long-term returns driven by earnings trajectories, while remaining relatively insulated from the macroeconomic distractions that impacted short-term market movement this period.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–1.56%	1.76%	4.42%	7.63%
Class A	10/08/2008	–1.77%	1.50%	4.17%	7.37%
Class C	10/08/2008	–2.50%	0.74%	3.39%	6.57%
Class R3[10]	06/21/2010	–2.19%	1.10%	3.79%	7.03%
Class R6[21]	03/15/2013	–1.45%	1.83%	4.48%	7.68%
With Sales Charge
Class A		–7.44%	0.30%	3.55%	6.79%
Class C		–3.47%	0.74%	3.39%	6.57%
Index
MSCI Emerging Markets Index (Net)[1,15]		–4.36%	0.38%	4.07%	6.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.29%, 1.66%, 2.38%, 1.92% and 1.17% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.26%, 1.51%, 2.26% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 3.06% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the S&P 500® Index (the Index), which posted a 2.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

By late-July, the market set a new all-time high (as measured by the Index) as the economy's expansion officially became the longest in U.S. history, driven by "growth" stocks with limited or, in many cases, no dividend programs. However, in late July, equities experienced headwinds as investors grappled with an uptick in volatility tied to fears surrounding waning global growth, and geopolitical headwinds.

The Fund is an objective-based strategy, striving for a total return between stocks and bonds with limited volatility relative to the Index. This portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, which we believe have the ability to sustain and grow dividends.

From a portfolio construction standpoint, the largest equity sectors on average during the fiscal year included Utilities ~16%, Real Estate ~12%, and Financials ~10%. During the period, the Fund also maintained a 9% average allocation to convertible bonds, which we believe provides a differentiated approach to an equity income portfolio. Additionally, the Fund's ability to own securities issued under Rule 144A, where retail investors often have limited direct exposure, allows diversified exposure to the asset class.

The Fund generated the bulk of its absolute and relative returns versus the Index from its allocation to Utilities. Stock selection across our carefully selected electric/gas names generated gains driven by names tied to infrastructure modernization. This space benefitted from risk-aversion as investors favored defensive sectors amid turbulent market conditions. From a portfolio construction standpoint, Utilities often serve as a defensive ballast and therefore, NextEra Energy was our top performer. The common thread across our holdings is exposure to earnings per share and dividend growth above the sector average—fueled in part by renewable energy initiatives. The Fund also saw relative gains from its Real Estate and Industrials holdings.

On the commodity front, West Texas Intermediate oil prices experienced headwinds during the end of 2018, posting their worst calendar year decline since 2015, before recovering somewhat in 2019. Lower energy prices were driven by increased output coupled with fears of a global economic slowdown. In aggregate, our oil/gas holdings outperformed the broader Energy sector, however, Canada's Suncor Energy, weighed on our results. We believe our diversified holdings in the Energy and Materials sectors help to provide a potential hedge to inflationary pressures. Stock selection in Consumer Discretionary and Financials also detracted from relative returns.

Elsewhere, exposure to convertible bonds versus the Index was accretive to absolute results as this eclectic asset class dampened volatility. In retrospect, 2018 was a banner year for new issuance as U.S. companies sold over $30 billion of convertible securities. This was the fastest pace of new issuance in nearly a decade and the Fund capitalized on an uptick of quality issuance within this space. Historically, this asset class has been among the most conservative aspects of the Fund as we favor convertibles trading at a discount to par value with attractive conversion premiums.

The Fund's use of written options contributed positively to performance during the period.

The health of the U.S. economy seems mixed. The consumer remains in a strong position, with low unemployment and modestly growing wages. However, the industrial economy seems to be facing challenges, in part due to the U.S.-China tariff dispute. In our view, valuations across equities remain reasonable, and when evaluating investment candidates, we continue to identify pockets of value, across stable businesses with clear capital allocation plans exhibiting dividend growth potential. We acknowledge potential weakness stemming from geopolitical tensions, and believe distortions from central banks continue to drive the hunt for yield amid aging global demographics. Today, we believe the Fund remains positioned to navigate potential cross-currents given our focus on what we believe to be high-quality cash-generative companies.

In closing, we thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.6%
Consumer Discretionary	4.9
Consumer Staples	5.3
Energy	7.2
Financials	9.4
Health Care	7.9
Industrials	7.0
Information Technology	7.8
Materials	3.3
Real Estate	13.1
Utilities	16.0
Convertible Bonds	9.4
Short-Term Investments	4.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	3.06%	6.51%	10.10%	7.56%
Class A13	06/09/2008	2.68%	6.12%	9.69%	7.20%
Class C13	06/09/2008	1.91%	5.34%	8.89%	6.52%
Class R3[13]	06/21/2010	2.40%	5.84%	9.44%	7.06%
With Sales Charge
Class A13		–3.21%	4.87%	9.05%	6.71%
Class C13		0.95%	5.34%	8.89%	6.52%
Index
S&P 500® Index[1,15]		2.92%	10.11%	13.45%	8.37%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.69%, 1.05%, 1.80% and 1.33% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT13

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a –2.35% total return for the fiscal year ended August 31, 2019, underperforming its benchmark, the S&P 500® Index (the Index), which provided a 2.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. stock market experienced periods of elevated volatility, but generated a modest gain during the reporting period. While the market posted positive returns over eight of the twelve months covered by this report, most of those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth and a host of geopolitical issues. Against this backdrop, the U.S. Federal Reserve Board (Fed) had a "dovish pivot" in January 2019, as it announced a pause from raising rates. Late in the reporting period, the yield curve inverted, which has typically foreshadowed more difficult economy conditions going forward. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008.

Both stock selection and sector allocation detracted from relative performance versus the Index during the reporting period. In terms of stock selection, holdings in the Consumer Discretionary, Health Care and Energy sectors were the largest detractors from relative returns. In the Consumer Discretionary sector, the Fund's position in cruise ship company Carnival Corp. performed poorly. Within the Health Care sector, shares of pharmaceuticals company Pfizer, Inc. fell sharply. Within the Energy sector, several holdings in the Oil, Gas & Consumable Fuels industry performed poorly. In terms of sector allocation, underweights to Real Estate and Information Technology (IT), along with an overweight to Energy, were the largest detractors from relative performance.

On the upside, holdings in the Communication Services, IT and Materials sectors added the most relative value. In Communication Services, our position in entertainment company Activision Blizzard, Inc. was rewarded. Within IT, the Fund's position in Motorola Solutions, Inc., a data communications and telecommunications equipment provider, was the most beneficial for returns. Within the Materials sector, one of our holdings in the Chemicals industry rallied and aided the Fund's performance. From a sector allocation perspective, overweights to Communication Services and Industrials versus the Index were the only meaningful contributors to results.

The Fund's use of written options contributed positively to performance during the period.

Looking ahead, we remain cautious on the growth prospects for the U.S. economy given leading indicators that are slowing, uncertainties regarding the trade war between the U.S. and China and the inversion of the yield curve. While we do not believe a recession will occur in the short-term, we believe the pace of the U.S. economic expansion could further moderate in 2020. In our view, increased market volatility will continue as the year progresses. Against this backdrop, we anticipate an increase in price dislocations that could turn into attractive investment opportunities. We remain disciplined bottom-up managers, looking for opportunities to buy stocks that are trading below their fair value to generate results for the Fund's shareholders. We also believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	16.5%
Consumer Discretionary	12.2
Consumer Staples	6.1
Energy	4.6
Financials	15.4
Health Care	13.4
Industrials	6.5
Information Technology	17.9
Materials	2.7
Utilities	3.5
Short-Term Investments	1.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	–2.35%	6.69%	10.92%	10.32%
Trust Class[3]	08/30/1993	–2.52%	6.50%	10.70%	10.29%
Advisor Class[4]	09/03/1996	–2.68%	6.34%	10.52%	10.23%
Institutional Class[5]	06/21/2010	–2.15%	6.87%	11.10%	10.34%
Class A19	06/21/2010	–2.51%	6.48%	10.73%	10.29%
Class C19	06/21/2010	–3.25%	5.69%	9.98%	10.17%
With Sales Charge
Class A19		–8.12%	5.23%	10.08%	10.19%
Class C19		–4.14%	5.69%	9.98%	10.17%
Index
S&P 500® Index[1,15]		2.92%	10.11%	13.45%	10.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.92%, 1.10%, 1.26%, 0.76%, 1.13%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Institutional Class includes the class' repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a 0.53% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the Russell 2000® Index (the Index), which provided a –12.89% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. stock market, as measured by the S&P 500® Index, experienced periods of elevated volatility, but generated a modest gain during the reporting period. While the market posted positive returns over eight of the twelve months covered by this report, most of those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth and a host of geopolitical issues. Against this backdrop, the U.S. Federal Reserve Board (Fed) had a "dovish pivot" in January 2019, as it announced a pause from raising rates. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. All told, the S&P 500 Index returned 2.92% during the reporting period. In contrast, small cap stocks, as measured by the Index, posted a negative return.

The Fund outperformed the Index during the reporting period. Stock selection contributed to relative results, whereas sector allocation modestly detracted from performance. We focus on investing in high quality companies, which we define as companies with the ability to generate significant free cash flow, above-average profitability supported by competitive barriers to entry, generally strong balance sheets, and less volatile/less economically sensitive businesses. Our style of investing was in favor during the period and acted as a tailwind to our absolute and relative performance. In terms of stock selection, holdings in the Health Care, Consumer Discretionary and Financials sectors were the most additive to results. In Health Care, several positions in the Heath Care Equipment & Supplies industry added the most value. In Consumer Discretionary, the Fund benefited from solid performance across several industries. In Financials, our Capital Markets holdings and Regional Bank positions outperformed. Among the various other sectors within the Index, none meaningfully detracted from relative stock selection results during the reporting period.

From a sector allocation perspective, the lack of exposure to bond proxies, namely real estate investment trusts (REITs) and Utilities, negatively impacted the Fund's returns. However, we do not typically own REITs as they do not meet our investment criteria and we felt there were better opportunities outside of Utilities. On the upside, an overweight to Information Technology, specifically Software, contributed to relative returns. Elsewhere, a lack of exposure to low quality biotechnology and pharmaceutical companies were additive for performance as they posted very poor results.

Evidence of moderating global economic growth continues to mount. Globally, long-term interest rates have responded by falling sharply. As a result, the Fed, as well as other central banks, have indicated a willingness to pursue more accommodative monetary policies, including possible rate cuts. Such actions could help prolong the economic expansion, but recessionary fears have risen as the U.S. yield curve has inverted. Meanwhile, the trade war between the U.S. and China remains an important wildcard. While both sides have political motivation for wanting an agreement, this is far from guaranteed and the chances for a resolution seem to change daily. Regardless of what happens in the near-term, it is our view that the relationship between the U.S. and China is likely to remain strained given significant differences in areas such as intellectual property.

While the nonstop news flow has led to elevated market volatility, we continue to see signs that lead us to believe that investors are increasingly favoring higher-quality businesses. Whether this will continue depends on a myriad of factors, including economic growth, trends for inflation/interest rates and investor sentiment. Despite aggressive central bank easing policies, there is evidence that capital markets are tightening to some degree. This is most prevalent in the private equity markets, where previously highly valued but money losing business models are rushing to go public to less than friendly public equity investors. Regardless, we believe that the key to outperformance over the long term will be driven by owning companies with superior business models that are defended by durable competitive moats and that enjoy attractive financial attributes, such as conservative balance sheets, high returns on capital, and above-market earnings and free cash flow growth. We seek to continually emphasize businesses with these characteristics for the Fund.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.7%
Consumer Discretionary	11.1
Consumer Staples	5.3
Energy	2.1
Financials	16.1
Health Care	15.7
Industrials	16.9
Information Technology	23.1
Materials	5.2
Real Estate	1.0
Short-Term Investments	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	0.53%	9.69%	12.82%	12.15%
Trust Class[3]	08/26/1993	0.43%	9.60%	12.73%	12.12%
Advisor Class[4]	04/02/1997	0.18%	9.31%	12.43%	11.90%
Institutional Class[5]	07/01/1999	0.69%	9.88%	13.02%	12.30%
Class R6[22]	03/15/2013	0.80%	9.97%	13.00%	12.21%
Index
Russell 2000® Index[1,15]		–12.89%	6.41%	11.59%	9.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.02%, 1.10%, 1.35%, 0.85% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund* Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a total return of –3.74% for the fiscal year ended August 31, 2019, trailing the –0.28% total return of its benchmark, the MSCI All Country World Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As this reporting period began, signs of a global economic slowdown coupled with a damaging trade war between the world's largest economies weighed on investor sentiment and shook global markets. As the new year arrived, although these issues and others—including what path Brexit would take—persisted, sentiment improved on indications that central bankers were trending toward a more stimulative posture, and on periodic breaks in trade tensions. In the U.S., the S&P 500® Index outperformed developed international markets (as measured by the MSCI EAFE® Index) during this reporting period, and both the U.S. and developed international markets outperformed emerging markets (as measured by the MSCI Emerging Markets Index).

The Index saw a wide disparity in returns this period. The defensive and generally higher yielding Utilities, Real Estate and Consumer Staples sectors ended the fiscal year up by double digits. Energy posted a double-digit decline, with Materials and Financials also showing losses. By country, Argentina, Brazil and Russia led the Index, while Pakistan, Korea and Chile lagged.

The shortfall in relative performance versus the Index resulted primarily from stock selection within Energy, Communication Services and Consumer Discretionary holdings where global growth concerns weighed on several names. By country, underweights and stock selection in the U.S. and Germany, and stock selection in Hong Kong were a headwind to relative returns.

Individual detractors included Samsonite, Centene and EOG Resources. Samsonite, a Hong Kong-based luggage manufacturer, sold off on trade disputes between the U.S. and China, as tariffs caused retailers to defer orders, and on weakness in Europe. Centene, a U.S. managed care provider reported slower organic growth. EOG, an unconventional U.S. energy explorer, posted strong earnings but declined as oil prices fell.

Stock selection benefited relative performance within Materials and Industrials. An overweight to Information Technology (IT) versus the Index was also positive. On a country basis, holdings in Japan, an overweight to the Netherlands, and a zero weight to Korea were beneficial.

Key contributors included U.S. holdings, Estee Lauder and CDW, and Sonova, based in Switzerland. Beauty and skin care leader, Estee Lauder, reported robust growth in luxury skin care in Asia and Europe. CDW, a value-added reseller of IT solutions, announced solid earnings benefiting from sustained U.S. IT spending growth and market share gains. Hearing aid specialist Sonova continued to benefit from recent product launches, accelerating growth and profit margins.

Looking ahead, despite a historically wide valuation gap between value and growth stocks, we remain committed to our "Quality at a Reasonable Price" discipline, focusing on profitability and cash flows that may be under-recognized by the market. We seek to avoid deep value areas of the market where structural challenges may be a factor, and are wary of high-flying growth stocks where valuations seem disconnected from fundamentals.

Our focus remains on quality companies with strong balance sheets, continuing long-term growth opportunities, solid recurring revenues, and management teams that we believe can enhance shareholder value. We also favor multinationals, as geographically diversified revenues can help limit exposure to any single 'at-risk' country within the current macro environment.

We are comfortable paying a modest valuation premium for companies we believe offer superior characteristics, and believe that a diversified and risk-managed portfolio of such names will be well positioned for the medium to longer-term.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

*  As previously announced, as of September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund, and changed its investment strategy, portfolio management team and fees and expenses.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	–3.74%	5.39%	6.12%
Class A	06/30/2011	–4.19%	5.04%	5.75%
Class C	06/30/2011	–4.84%	4.23%	4.95%
With Sales Charge
Class A		–9.71%	3.80%	4.98%
Class C		–5.74%	4.23%	4.95%
Index
MSCI All Country World Index (Net)[1,15]		–0.28%	5.51%	7.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2019 are 6.14%, 6.36% and 7.27% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The estimated expense ratios for fiscal year 2019 are 0.41%, 0.77% and 1.52% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

The Neuberger Berman Global Real Estate Fund Institutional Class generated a 14.01% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the FTSE EPRA/Nareit Developed Index (Net) (the Index), which generated an 8.12% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global stock market (as measured by the MSCI All Country World Index (Net)) experienced periods of elevated volatility and generated a modest decline during the reporting period. While the market posted positive returns over several months covered by this report, those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth, the potential for a "hard Brexit" and political unrest in Hong Kong. Against this backdrop, the U.S. Federal Reserve Board (Fed) and a number of central banks announced that they would ease monetary policy in an attempt to stimulate growth. For example, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. Comparatively, global real estate investment trusts (REITs) saw very strong results during the period.

The Fund outperformed the Index during the reporting period. Stock selection, overall, was the largest contributor to the Fund's relative results versus the Index. In particular, holdings in the Specialty, Residential and Diversified sectors were the most additive for returns. In terms of individual holdings, American Tower Corp., Equinix, Inc., Equity LifeStyle Properties, Inc., SBA Communications Corp. and Nippon Accommodations Fund, Inc. were the largest contributors to performance. The only sector detractors from relative results were the Fund's holdings in the Real Estate Holding & Development and Real Estate Services sectors. Several individual holdings were also negative for results, including Deutsche Wohnen SE, ADO Properties S.A., Gecina SA, Zayo Group Holdings, Inc. and Interxion Holding N.V—all of these positions were exited during the reporting period.

The Fund's positioning from a country perspective modestly detracted from results. In particular, versus the Index, an overweight in the UK, an underweight in Switzerland and an overweight in Spain were the largest detractors from relative performance. On the upside, underweights to Hong Kong and France, and an overweight to Belgium were the most additive for results. Meanwhile, while an underweight to the U.S. was a small headwind for relative performance, this was more than offset by very strong stock selection in the country.

Looking ahead, we anticipate continued, but modest economic growth for the U.S. for the rest of 2019. Many economic indicators point to good tenant demand for real estate. However, headwinds including slowing global growth, turmoil in Washington, and ongoing U.S.-China trade tension threaten to derail the long-lasting U.S. recovery. As the Fed tries to balance these factors it has signaled a more flexible stance for policy changes and rates. Resolution of some of these headwinds could be a catalyst for the capital markets. On balance, we believe solid real estate fundamentals, strong private market demand for real estate and a more dovish Fed will be supportive of the U.S. listed real estate market.

Overseas, in the UK and Europe equity markets are facing pressure from a number of areas, namely Brexit, political unrest in France, unstable Italian politics, trade disruption and slower growth. In order to position for these challenging times, we plan to continue to focus on businesses where we see a structural growth angle and a strong rental growth profile. Japan stands out to us as the more appealing opportunity within the Asia-Pacific region. The pricing of Japan's real estate, while looking pricey in historical terms, is reasonable relative to fundamentals. In Hong Kong, share prices have reflected the sharp housing price bounce in the first quarter of 2019. As such, they are no longer overly compelling, in our opinion, and a China slowdown will likely pose a material drag on demand. In addition, social discontent may give rise to slower housing sales. Singapore's residential market has significantly cooled in volume terms following government intervention in mid-2018 and stock valuation has returned to a reasonably attractive level. We believe the premium valuation of Australian REITs is well supported by bond yield declines this year.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	14.01%	6.87%
Class A	12/30/2014	13.65%	6.48%
Class C	12/30/2014	12.75%	5.70%
With Sales Charge
Class A		7.13%	5.14%
Class C		11.75%	5.70%
Index
FTSE EPRA/Nareit Developed Index (Net)[1,15]		8.12%	4.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 11.12%, 11.57% and 12.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a –1.03% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the MSCI China Index (Net) (the Index), which returned –5.25% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the Fund's reporting period, the China equity markets experienced extreme volatility. In September 2018, the State Council announced supportive policies to boost consumption, lower tariffs and provide incentives for foreign investments. In addition, the announcement of the Financial Times Stock Exchange Group (FTSE) to include A-shares starting from June 2019 and MSCI to increase A-shares weighting and expand its universe to mid-caps and ChiNext stocks as of May, August and November 2019 helped investor sentiment. Markets declined sharply in October 2018 despite a round of reserve requirement ratio (RRR) cuts as equity markets globally suffered from a sell-off over further interest rate hikes and U.S. Treasury yields increasing. Worse than expected third quarter 2018 corporate results also suggested that the China-U.S. trade war may have started to tangibly impact company earnings. The China equity markets exhibited mixed results in November 2018 as on one hand, a stronger U.S. dollar, declines in commodity futures prices and disappointing China macroeconomic data weighed on sentiment, but later in the month, both domestic and offshore markets climbed higher as investors settled risk positions ahead of the G20 meeting and the U.S. Federal Reserve Board (Fed) Chairman Powell delivered dovish comments. After a lack of meaningful concessions at the G20 between Presidents Trump and Xi, and the worsening of China-U.S. relations after Huawei's CFO was detained in Canada for allegedly violating U.S. trade sanctions, the markets continued their sell-offs. Discouraging November 2018 macroeconomic data, lack of further supportive policies from Xi's speech at the 40th Anniversary of Reform and Opening Up and concerns over the slowing global economic growth resulted in broad based weakness through December 2018. In January 2019, the China equity markets set off on a strong rally due to easing trade tensions, the People's Bank of China announcement of a 100 basis point cut in RRR and plans to set up central bank bills swap aimed at improving liquidity of banks' perpetual bonds. Although February demonstrated continued softening of macroeconomic data, investors became optimistic on trade agreement, expectations of additional policy support and the dovish shift in the Fed's policy. A significant increase in retail participation and leverage onshore coupled with inflows ahead of the MSCI inclusion decision led the domestic China A-shares market to surge and outperform global indices.

Chinese equities retreated in early March primarily because trade headlines turned negative, the U.S. dollar strengthened and there was a decline in global bond yields after easing from the European Central Bank, but they then gained upward momentum starting mid-March after the conclusion of the National People's Congress and anticipation of the Shanghai Stock Exchange's Science and Technology Innovation Board. In April, Chinese equities continued their momentum as March Purchasing Managers Index (PMI) rebounded stronger than expected, but then drifted lower later in the month despite better trade activity and financing data, and progress in China-U.S. trade discussions. The China equity markets pulled back sharply in May as the U.S. imposed tariffs on another $200 billion worth of Chinese goods and blacklisted Huawei from procuring components from American firms. China retaliated with 25% tariffs on $60 billion worth of American goods, put soy buying on hold and considered rare earth export curbs. Towards month-end, the domestic A-shares market declined further despite an announcement of target RRR cuts and the MSCI rebalancing of A-shares as the inclusion factor increased from 5% to 10%. Markets rebounded in June from optimism on additional stimulus policy, launch of the Sci-Tech Board and anticipation of a trade resolution ahead of the G20 meeting. In the beginning of July, Chinese equities extended gains as trade talks at the G20 were better than expected, and President Trump lifted some of the export bans on Huawei, but markets drifted lower later in the month due to economic data worsening, increasing expectations of rate cuts by the Fed, liquidity concerns in relation to the launch of the STAR Market in Shanghai and caution amid ongoing second quarter 2019 results. Despite supportive policies by the Chinese government and generally solid first half company earnings, markets declined in August due to increased concerns over trade war escalation, collapse in global bond yields, sharp depreciation of the renminbi, softer macroeconomic data published and social unrest in Hong Kong.

For the Fund's reporting period, contributors to performance relative to the Index included Consumer Staples (a significant overweight and stock selection in the Food, Beverage & Tobacco industry group), Communication Services

(a significant underweight and stock selection, primarily in Diversified Telecommunication Services and Interactive Media & Services), Industrials (stock selection in the Transportation industry group) and Real Estate (stock selection). Detractors from performance relative to the Index included Financials (stock selection among Insurance and Banks) and Health Care (overweight and stock selection in Pharmaceuticals).

The Fund continues to focus on companies that we believe have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of August 31, 2019, the Fund's largest sector overweight relative to the Index was Consumer Staples, followed by Consumer Discretionary and Materials. The largest sector underweight was Communication Services, followed by Information Technology and Utilities. The Fund's top 10 positions comprised more than approximately 52% of total net assets of the Fund at the end of August 2019.

Economic growth in China likely softened in the second quarter of 2019 with median estimates of GDP growth pointing at 6.2% year over year. This aligned with activity that had been registered across various major economic indicators, such as a decline in fixed asset investment to 5.6% year over year due to moderation of growth in infrastructure and property investment and industrial production slowing to 5.0% year over year in May 2019, impacted by a slowdown in downstream production within export oriented segments. Real retail sales grew by 6.4% in May and improved to 6.7% in June. Ongoing trade war uncertainty is likely to continue to sap business confidence as reflected in sluggish manufacturing PMI of 49.4 and non-manufacturing PMI of 54.2 in June. While it was agreed at the G20 between Presidents Xi and Trump for China and the U.S. to resume trade talks and delay additional U.S. tariffs, little real progress has been made. In the face of ongoing economic headwinds, policymakers are anticipated to step-up stimulus efforts on several fronts. For example, the Chinese government announced in early-June that proceeds from local government special bonds may be used as equity capital for certain infrastructure projects with more accommodative regulations and monetary policy for local government special bonds issuance and financing, which we believe could buoy additional credit growth and stimulate investment activity. On the fiscal front, the National Development & Reform Commission has also announced the roll-out of a pro-consumption package aimed at encouraging new consumer spending for the autos and home appliances sectors. Depending on economic conditions, additional fiscal stimulus and monetary loosening may be anticipated, including the possiblity of further RRR cuts.

Without a doubt, the prevailing trade and geopolitical tensions have complicated the more constructive outlook held by market participants earlier in the year. This has also been reflected in ongoing market gyrations within both China A-Shares and their offshore traded counterparts. In spite of this, it is a worthy reminder that the scale and diversity of China's economy means that certain industries are more resilient to exogenous shocks, especially those industries that are more domestically oriented. Moreover, industry leaders may also benefit from consolidation amidst periods of negative cyclicality. Owning domestically-oriented, high quality industry-leading companies has always been an area of focus for the Fund. As such, we anticipate the businesses held within the portfolio will be relatively insulated from the effects of a protracted trade war, and, in our opinion, are more capable of weathering the economic uncertainty that lies ahead.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	8.8%
Consumer Discretionary	30.2
Consumer Staples	10.6
Energy	2.5
Financials	21.0
Health Care	5.8
Industrials	8.7
Materials	5.3
Real Estate	6.0
Utilities	0.3
Short-Term Investments	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	19.0%
Hong Kong	62.9
United States	18.1
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	–1.03%	10.37%	12.15%
Class A	07/17/2013	–1.40%	10.05%	11.84%
Class C	07/17/2013	–2.13%	9.15%	10.93%
With Sales Charge
Class A		–7.06%	8.75%	10.76%
Class C		–2.74%	9.15%	10.93%
Index
MSCI China Index (Net)[1,15]		–5.25%	4.66%	7.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.58%, 2.01% and 2.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 4.03% total return for the fiscal year ended August 31, 2019, outperforming the 2.92% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. stock market experienced periods of elevated volatility, but generated a modest gain during the reporting period. While the market posted positive returns over eight of the twelve months covered by this report, most of those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth and a host of geopolitical issues. Against this backdrop, the U.S. Federal Reserve Board (Fed) had a "dovish pivot" in January 2019, as it announced a pause from raising rates. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets", or other market dislocations that have the potential to unlock intrinsic value.1

Sector allocation, overall, drove the Fund's outperformance versus the Index during the reporting period. This was primarily driven by underweights to Energy and Financials. Conversely, the Fund's cash position and an underweight to Real Estate were the largest detractors to results.

Stock selection, overall, also contributed to the Fund's results during the reporting period. In particular, stock selection in the Financials, Information Technology and Health Care sectors were the most beneficial for relative returns. Conversely, holdings in the Communication Services, Consumer Discretionary and Consumer Staples sectors were the largest headwinds for results.

The Fund's use of purchased and written options detracted from performance during the period.

Despite some softer economic data, we were encouraged by steady U.S. economic expansion, growth in capital expenditures, and a continued pro-business environment in the U.S. While we believe that the U.S. economy will grow at a slower rate in 2019 versus 2018, it continues to far outpace other developed economies. Quarter-to-quarter growth in 2019 is anticipated to lose momentum and be choppy throughout the year, partially due to uncertainty related to trade and geopolitical risks. In these difficult economic and financial conditions, we remain dedicated to thinking deeply and creatively and strive to always deliver attractive risk-adjusted returns. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	12.3%
Consumer Discretionary	19.0
Consumer Staples	3.1
Energy	1.6
Financials	10.1
Health Care	9.2
Industrials	13.7
Information Technology	18.2
Materials	2.4
Utilities	3.1
Options Purchased	0.1
Short-Term Investments	7.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	4.03%	9.41%	12.92%	11.11%
Trust Class[3]	08/03/1993	3.77%	9.22%	12.72%	11.05%
Advisor Class[4]	09/03/1996	3.41%	8.90%	12.34%	10.90%
Institutional Class[5]	05/27/2009	4.19%	9.61%	13.12%	11.14%
Class A19	05/27/2009	3.79%	9.20%	12.69%	11.08%
Class C19	05/27/2009	3.00%	8.38%	11.86%	10.95%
Class R3[16]	05/27/2009	3.51%	8.89%	12.40%	11.03%
Class R6[22]	03/29/2019	4.08%	9.42%	12.92%	11.11%
With Sales Charge
Class A19		–2.18%	7.91%	12.03%	10.98%
Class C19		2.07%	8.38%	11.86%	10.95%
Index
S&P 500® Index[1,15]		2.92%	10.11%	13.45%	11.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.89%, 1.06%, 1.40%, 0.71%, 1.09%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.62% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of –3.95% for the fiscal year ended August 31, 2019, underperforming its benchmark, the MSCI EAFE® Index (the Index), which generated a total return of –3.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following sharp losses in the fourth quarter of 2018, developed international equity markets improved in 2019, as dovish news from central banks, including the U.S. Federal Reserve Board and the European Central Bank, and periodic breaks in trade tensions buoyed sentiment. However, facing ongoing macroeconomic and political pressures including uncertainty around Brexit and signs of a global economic slowdown aggravated by trade policy, international equities closed this volatile fiscal year with a small loss. The Index trailed the U.S. markets (as measured by the S&P 500® Index) but outperformed emerging markets (as measured by the MSCI Emerging Markets Index).

More defensive, higher yielding sectors led the Index this period, with investors attracted to Utilities, Consumer Staples and Health Care against a backdrop of share price volatility and falling interest rates. More cyclically-exposed sectors such as Energy, Financials and Materials posted the largest losses. By country, Switzerland, New Zealand and Italy led the Index, while Austria, Israel and Finland declined the most.

The Fund benefited from stock selection, particularly within the Financials, Communication Services and Materials sectors. By country, Japan, the Netherlands and UK-based holdings added most to results relative to the Index.

Top contributing holdings included the London Stock Exchange, Aon and Sonova. The London Stock Exchange rose following reports of a potentially attractive acquisition. Sonova, the Swiss hearing aid specialist, continued to benefit from recent product launches, driving growth and profit margins higher. Aon, the UK-headquartered, U.S.-listed global insurance brokerage and risk consultancy, experienced good organic growth and margin expansion and continued to buy back stock.

Stock selection within the Energy, Consumer Discretionary, and Utilities sectors, along with an underweight to Utilities versus the Index, detracted from relative returns. By country, Danish holdings, an underweight to Australia, and our opportunistic allocation to China were headwinds.

Detractors included Samsonite, Baidu and Core Labs. Samsonite, the Hong Kong-based luggage manufacturer, sold off on trade disputes between the U.S. and China, as tariffs caused retailers to defer orders, and on weakness in Europe. Baidu, the Chinese Internet search leader, sold off as trade tensions caused uncertainty about Chinese economic growth. This uncertainty weighed on advertising revenues while expenses continued to increase due to investments in newer initiatives. We exited the position. Core Labs, the Netherlands-headquartered oil services company, sold off following the sharp fall in oil prices given both supply and demand concerns.

A combination of higher equity prices and negative earnings revisions thus far in 2019 has led to higher multiples. Earnings forecasts appear modest however, with the risk from geopolitical and trade tensions greater in some countries and industries than others.

Our preference is for quality companies with strong balance sheets, continuing long-term growth opportunities, niche product offerings, solid recurring revenues, or strong management teams than can enhance shareholder value. Many of these businesses are multinationals, with geographically diversified revenues, limiting end-market exposure to any single potentially 'at-risk' country. We are comfortable paying a modest valuation premium (relative to the broader market) for companies with these superior characteristics, and believe that investors will benefit from the resulting diversified and risk-managed portfolio over the medium to longer-term.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	–4.23%	3.25%	6.63%	4.64%
Trust Class[12]	01/28/2013	–4.35%	3.18%	6.58%	4.61%
Institutional Class	06/17/2005	–3.95%	3.41%	6.75%	4.72%
Class A12	01/28/2013	–4.30%	3.03%	6.49%	4.55%
Class C12	01/28/2013	–5.05%	2.27%	5.97%	4.18%
Class R6[21]	09/03/2013	–3.95%	3.49%	6.80%	4.76%
With Sales Charge
Class A12		–9.79%	1.82%	5.86%	4.11%
Class C12		–6.00%	2.27%	5.97%	4.18%
Index
MSCI EAFE® Index (Net)[1,15]		–3.26%	1.89%	5.00%	4.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.20%, 1.24%, 1.00%, 1.36%, 2.12% and 0.90% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of –3.58% for the fiscal year ended August 31, 2019, underperforming its benchmark, the MSCI EAFE® Index (the Index), which generated a total return of –3.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following sharp losses in the fourth quarter of 2018, developed international equity markets improved in 2019, as dovish news from central banks, including the U.S. Federal Reserve Board and the European Central Bank, and periodic breaks in trade tensions buoyed sentiment. However, facing ongoing macroeconomic and political pressures including uncertainty around Brexit and signs of a global economic slowdown aggravated by trade policy, international equities closed this volatile fiscal year with a small loss. The Index trailed the U.S. markets (as measured by the S&P 500® Index) but outperformed emerging markets (as measured by the MSCI Emerging Markets Index).

More defensive, higher yielding sectors led the Index this period, with investors attracted to Utilities, Consumer Staples and Health Care against a backdrop of share price volatility and falling interest rates. More cyclically-exposed sectors such as Energy, Financials and Materials posted the largest losses. By country, Switzerland, New Zealand and Italy led the Index, while Austria, Israel and Finland declined the most.

The Fund benefited from stock selection, particularly within the Financials, Health Care and Materials sectors. By country, holdings based in Japan, the Netherlands and the UK were the largest benefit to performance relative to the Index.

Top individual contributors included Aon, Sonova, and the London Stock Exchange. Aon, the UK-headquartered, U.S.-listed global insurance brokerage and risk consultancy, experienced good organic growth and margin expansion and continued to buy back stock. Sonova, the Swiss hearing aid specialist, continued to benefit from recent product launches, driving growth and profit margins higher. The London Stock Exchange rose following reports of a potentially attractive acquisition.

Stock selection within Energy and Consumer Discretionary sectors and a zero allocation to Utilities were headwinds to relative performance. By country, our underweight to Australia versus the Index and stock selection in Hong Kong and Denmark detracted.

Individual detractors for the period included Samsonite, Core Labs and Baidu. Samsonite, the Hong Kong-based luggage manufacturer, sold off on trade disputes between the U.S. and China, as tariffs caused retailers to defer orders, and on weakness in Europe. Core Labs, the Netherlands-headquartered oil services company, sold off following the sharp fall in oil prices given both supply and demand concerns. Baidu, the Chinese Internet search leader, sold off as trade tensions caused uncertainty about Chinese economic growth. This uncertainty weighed on advertising revenues while expenses continued to increase due to investments in newer initiatives. We exited the position.

A combination of higher equity prices and negative earnings revisions thus far in 2019 has led to higher multiples. Earnings forecasts appear modest however, with the risk from geopolitical and trade tensions greater in some countries and industries than others.

Our preference is for quality companies with strong balance sheets, continuing long-term growth opportunities, niche product offerings, solid recurring revenues, or strong management teams than can enhance shareholder value. Many of these businesses are multinationals, with geographically diversified revenues, limiting end-market exposure to any single potentially 'at-risk' country. We are comfortable paying a modest valuation premium (relative to the broader market) for companies with these superior characteristics, and believe that investors will benefit from the resulting diversified and risk-managed portfolio over the medium to longer-term.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–3.58%	3.02%	5.58%	3.11%
Institutional Class[6]	10/06/2006	–3.29%	3.37%	5.95%	3.47%
Class A14	12/20/2007	–3.58%	2.99%	5.57%	3.11%
Class C14	12/20/2007	–4.32%	2.23%	4.78%	2.42%
Class R3[14]	05/27/2009	–3.81%	2.75%	5.30%	2.90%
Class R6[23]	04/17/2017	–3.11%	3.24%	5.69%	3.20%
With Sales Charge
Class A14		–9.16%	1.78%	4.95%	2.65%
Class C14		–5.27%	2.23%	4.78%	2.42%
Index
MSCI EAFE® Index (Net)[1,15]		–3.26%	1.89%	5.00%	2.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.39%, 0.94%, 1.32%, 2.07%, 1.56% and 0.85% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)

Neuberger Berman International Small Cap Fund Institutional Class generated a total return of –11.26% for the fiscal year ended August 31, 2019, trailing the –9.16% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets rallied in 2019, but not enough to erase earlier losses caused as fears of slowing global growth were multiplied by the potential impacts of a U.S./China trade war. Markets remained volatile as global macroeconomic issues and distracting headlines continued, but rallied on intermittent signs that trade hostilities might end, and as global central banks shifted toward dovishness. International small cap stocks trailed larger peers (as measured by the MSCI EAFE® Index) as investors viewed a weaker U.S. dollar and the supportive direction of interest rates as more beneficial to larger, global companies than smaller names focused on their respective domestic markets.

The defensive Real Estate and Utilities sectors led Index returns this period. All other sectors lost value, especially Energy—as the price of oil declined on global growth worries—followed by Financials and Materials. Looking at individual markets, Israel, New Zealand and Singapore posted the strongest gains versus the Index and Denmark, Norway and Ireland declined most.

Stock selection was a headwind for the Fund this period, with Real Estate, Consumer Discretionary and Health Care holdings lagging their Index peers. Our underweight to the strong Real Estate and Utilities sectors versus the Index was another detractor. By country, stock selection plus an overweight in Switzerland, stock selection in Germany, and holdings in out-of-benchmark Canada hurt relative performance.

WashTec, Komax and Ascom were the largest detractors this period. WashTec, the German manufacturer of cleaning machinery for transport equipment, declined on concerns about slowing growth both locally and across Europe. Komax, the Switzerland-based supplier of wire and cable assembly machinery saw orders decrease due to deteriorating near-term car sales. We believe prospects could reverse for their specific products given our anticipation for continued growth of electric car sales. Ascom, the Swiss on-site hospital communications provider disappointed investors with poor results, leading to an investment review and exit of the position.

The Fund's stocks outperformed within Materials and Industrials, and overall sector allocation was advantageous, with our overweight to Information Technology and underweight Financials the biggest benefits. By country, holdings based in Japan, the UK and Denmark were additive to relative returns.

Standout contributors included Prestige International, Amano Corporation, and Games Workshop. Prestige, the Japanese call center manager, continued benefiting from structural outsourcing growth in roadside assistance. Amano, the Japanese provider of time recording information systems enjoyed consistent demand in its small-business human resource offering. Games Workshop, the British designer of tabletop games and miniatures, saw strong revenue growth and margins improvement.

Looking ahead, we remain committed to our "Quality at a Reasonable Price" discipline, focusing on profitability and cash flows that may be under-recognized by the market. We seek to avoid deep value areas of the market where structural challenges may be a factor, and high-flying growth stocks where valuations seem disconnected from fundamentals.

Although the Fund lagged for the fiscal year, performance is ahead of the Index year-to-date in 2019 through the end of August. Anticipating that the market may continue to be volatile and reactive, we remain focused on what we believe are quality companies with strong balance sheets, continuing long-term growth opportunities, solid recurring revenues, and skilled management teams. We also favor multinationals, whose geographically diversified revenues can help limit exposure to any single 'at-risk' country. We believe that a diversified and risk-managed portfolio of such names will be well positioned for the medium to longer-term.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	–11.26%	7.97%
Class A	12/08/2016	–11.49%	7.57%
Class C	12/08/2016	–12.22%	6.78%
Class R6	12/08/2016	–11.13%	8.05%
With Sales Charge
Class A		–16.59%	5.27%
Class C		–13.08%	6.78%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		–9.16%	7.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 7.03%, 7.57%, 8.16% and 6.95% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.06%, 1.42%, 2.17% and 0.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a –10.83% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the Russell 2000® Value Index (the Index), which returned –14.89% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Hindsight understates the roller coaster performance small cap investors experience nearly every quarter now. A powerful correction roiled equity markets in the fourth quarter of 2018. Small caps, viewed as proxies for the domestic economy, were particularly hard hit. Global equity markets rebounded sharply from December's lows during the first quarter of 2019, and the Fund generated a strong return. In the second quarter of 2019, the Fund generated a modest loss, however, this doesn't capture the Fund's nearly double digit intra-quarter decline or the close to two-thirds recovery from the low in May. Equity markets, especially small caps, declined again in August as escalating trade tensions between the U.S. and China coupled with investor fears of an economic slowdown led to a market sell-off that affected most sectors. In our opinion, this see-saw pattern reflects the growing use of small cap Exchange Traded Funds as a proxy for economic optimism or alternatively, pessimism and after a ten-year recovery in equity valuations without a recession who can blame investors for being a bit skittish.

In this seemingly later cycle economic environment, our strategy has three components: stay with what we believe is working; create our own catalysts within the existing portfolio; and new ideas that require above average growth potential or valuation discounts. In the 'stay with what's working camp' we place names like Ciena, Avery Dennison, Crown Holdings, Teledyne Technologies and Mercury Systems. These companies have been core holdings for many years with improving returns on capital and growth profiles. With respect to 'creating our own catalysts' we participated in the equity offerings at Hertz and Babcock & Wilcox, helping both companies achieve their turnarounds, and we recently concluded our proxy effort for enhanced financial disclosure and board refreshment at Verint Systems.

There were notable disappointments during the period. Cloudera, a provider of data analytics, lost more than half of its value due to challenges arising from its merger with competitor Hortonworks. When initially conceived, the business rationale for combining seemed compelling. Clients and customers have taken a more conservative view of the deal and appear to be holding off on software purchases until the product roadmap for the new entity becomes more attractive. Investing in the generic pharmaceutical space has been treacherous as regulators and plaintiff's attorneys investigate price fixing allegations and pursue opioid litigation. Amneal Pharmaceuticals and Mallinckrodt have different exposures on both counts but right now the market is taking no prisoners. Retailer Party City has to deal with mounting concerns around its financial leverage. The well-regarded CEO of Conduent resigned in an apparent disagreement with their Board on the progress of the company's restructuring.

What lies ahead for the market remains a matter of debate. Attractive free cash flow multiples for many value stocks suggests to us that merger and acquisition activity could be a surprise to the upside. Companies may try to make deals while rates are low and the regulatory environment is relatively favorable. We believe that the economy is good, employment trends are encouraging, and there is an absence of speculative bubbles or excesses that warrant caution. Nevertheless, owing to a climate of uncertainty, several of our companies have reset earnings expectations lower. Be it China tariffs, a "hard Brexit", or rancorous domestic political debates, an air of conservatism has been overtaking the pro-business sentiment that prevailed since the election in 2016. Our best guess—be prepared to stay on the roller coaster.

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.3%
Consumer Discretionary	5.4
Consumer Staples	2.0
Energy	2.2
Financial Services	4.4
Health Care	13.7
Industrials	16.7
Information Technology	40.1
Materials	7.5
Real Estate	0.3
Utilities	4.3
Convertible Bonds	1.1
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	–10.83%	5.60%	10.63%	10.54%
Class A18	05/10/2010	–11.18%	5.21%	10.25%	10.37%
Class C18	05/10/2010	–11.78%	4.44%	9.51%	10.03%
Class R6[18,21]	01/18/2019	–10.71%	5.63%	10.65%	10.55%
With Sales Charge
Class A18		–16.27%	3.97%	9.60%	10.08%
Class C18		–12.55%	4.44%	9.51%	10.03%
Index
Russell 2000® Value Index[1,15]		–14.89%	4.63%	10.05%	8.07%
Russell 2000® Index[1,15]		–12.89%	6.41%	11.59%	7.58%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.03%, 1.42% and 2.14% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.92% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.91% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 6.25% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 0.62% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. stock market, as measured by the S&P 500® Index, experienced periods of elevated volatility but generated a modest gain during the reporting period. While the market posted positive returns over eight of the twelve months covered by this report, most of those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth and a host of geopolitical issues. Against this backdrop, the U.S. Federal Reserve Board (Fed) had a "dovish pivot" in January 2019, as it announced a pause from raising rates. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. Late in the reporting period, the yield curve inverted, which has typically foreshadowed more difficult economic conditions going forward. All told, the S&P 500 Index returned 2.92% during the reporting period. In contrast, large cap value stocks, as measured by the Index, lagged the broader market.

The Fund outperformed the Index during the reporting period, driven by strong sector allocation and stock selection. From a sector allocation perspective, overweights to Consumer Staples and Utilities, along with an underweight to Financials, were the largest contributors to relative performance. In terms of stock selection, holdings in the Materials, Energy and Financials sectors added the most value. Within the Materials sector, the Fund's Metals & Mining positions contributed the most to performance. Looking at the Energy sector, a lack of exposure to several weak performers in the Oil, Gas & Consumable Fuels industry added to relative results. In the Financials sector, the Fund's holding in Citigroup was beneficial to returns.

On the downside, stock selection in the Health Care, Industrials and Consumer Discretionary sectors were the largest detractors from relative returns over the period. In the Health Care sector, several holdings in the Health Care Providers & Services industry were headwinds for performance. Within the Industrials sector, Delta Air Lines generated poor results. In the Consumer Discretionary sector, the Fund's position in retailer Tiffany & Co. was not rewarded as its shares fell sharply. Finally, in terms of sector allocation, an underweight to Information Technology, an overweight to Materials and an underweight to Consumer Discretionary were the largest detractors from relative results.

Looking ahead, we remain cautious on the growth prospects for the U.S. economy given leading indicators that are slowing, uncertainties regarding the trade war between the U.S. and China and the inversion of the yield curve. While we do not believe a recession will occur in the short-term, we believe the pace of the U.S. economic expansion could further moderate in 2020. In our view, increased market volatility will continue as the year progresses. Against this backdrop, we anticipate an increase in price dislocations that could turn into attractive investment opportunities. We remain disciplined value managers, looking for opportunities to buy stocks that are below their normalized valuations to generate results for the Fund's shareholders. We also believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.6%
Consumer Discretionary	2.5
Consumer Staples	18.0
Energy	6.8
Financials	15.4
Health Care	8.2
Industrials	5.2
Materials	9.7
Real Estate	7.3
Utilities	9.4
Short-Term Investments	9.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	6.25%	7.86%	10.70%	12.41%
Trust Class[3]	08/30/1993	6.04%	7.67%	10.50%	12.31%
Advisor Class[4]	08/16/1996	5.90%	7.51%	10.33%	12.18%
Institutional Class[5]	06/07/2006	6.41%	8.04%	10.88%	12.46%
Class A19	06/21/2010	5.99%	7.62%	10.47%	12.35%
Class C19	06/21/2010	5.24%	6.84%	9.72%	12.18%
Class R3[16]	06/21/2010	5.74%	7.33%	10.20%	12.29%
Class R6[22]	01/18/2019	6.40%	7.89%	10.72%	12.41%
With Sales Charge
Class A19		–0.11%	6.35%	9.82%	12.21%
Class C19		4.31%	6.84%	9.72%	12.18%
Index
Russell 1000® Value Index[1,15]		0.62%	6.59%	11.49%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.88%, 1.06%, 1.21%, 0.71%, 1.09%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.61% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.36% for Class R3 shares after expense reimbursements and/or fee waivers and/or restatement. The total annual operating expense ratio for Institutional Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 4.84% total return for the fiscal year ended August 31, 2019, trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned 5.96% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While the trailing twelve months continued to largely be a positive environment for equities, thanks in part to a dovish turn by the U.S. Federal Reserve Board (Fed), worries around trade and the potential for decelerating economic growth prompted shifts in investor risk sentiment and meaningful bouts of rotational volatility at the end of 2018 and again at the end of the 12-month reporting period. However, despite potential signs of a broader late-cycle slowdown, compelling growth could still be found across our investable universe as favorable long-term trends combined with intriguing and potentially underappreciated catalysts to deliver top- and bottom-line results that exceeded the expectations of a market still largely willing to reward execution and positive differentiation.

During the period the Fund remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names, and those allocation decisions were generally reflective of the positive secular trends, intriguing catalysts and compelling underlying fundamentals that we continued to see in those sectors. Our underperformance to the Index can be largely attributed to the market volatility of the fourth quarter of 2018, which was further amplified within the portfolio by several stock-specific negative developments, such as the CFO of Square resigning and Tivity's surprising, and not well-received, acquisition of Nutrisystem. Tivity was sold during the period. At the industry level, the strong performance of several holdings resulted in the IT Services segment being the leading contributor to relative performance, while it was an unfavorable combination of what we did and did not own that resulted in our allocation to the Hotels, Restaurants & Leisure segment of Consumer Discretionary being the leading detractor. Drilling down to our holdings, Okta, Inc. was the top contributor to performance while SVB Financial Group was the leading detractor. Okta, a provider of enterprise-grade security identity and login management services, continued to gain market share and exceed top- and bottom-line expectations as the market and demand for identity access security has continued to rapidly expand. On the other hand, SVB, a diversified financial services company offering a range of banking and financial products and services, fell victim to the pressures of heightened street "whisper" expectations and the net interest rate margin implications of the Fed's pivot to a more accommodative monetary path.

Looking ahead, we are cautiously optimistic that over the near-term we will remain in a constructive environment for small- and mid-cap growth stocks, even if the overall pace of economic growth continues to moderately decelerate. With a discriminating market and increasingly cautious commentary from more GDP-growth dependent companies underscoring the importance of balancing risk and reward, we are also going to be mindful of the potential for additional volatility in the form of either persistent valuation resets or possibly a sustained rotation away from the more traditional growth segments of the market. That said, we still believe that the most compelling catalysts are to be found in IT and Health Care, that long-term trends continue to hold more promise than cyclical in an uncertain geopolitical environment and that if a scarcity of economic and corporate growth is looming, then the market will likely continue to seek out and favor higher qualitative growth companies capable of consistently exceeding expectations.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	5.1%
Consumer Discretionary	13.6
Consumer Staples	2.3
Energy	0.6
Financials	4.4
Health Care	16.4
Industrials	19.1
Information Technology	31.3
Materials	2.0
Utilities	1.0
Short-Term Investments	4.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	4.84%	10.87%	14.14%	11.87%
Trust Class[3]	08/30/1993	4.78%	10.81%	14.08%	11.79%
Advisor Class[4]	09/03/1996	4.53%	10.52%	13.74%	11.58%
Institutional Class[5]	04/19/2007	5.09%	11.09%	14.40%	11.96%
Class A19	05/27/2009	4.65%	10.66%	13.98%	11.83%
Class C19	05/27/2009	3.91%	9.83%	13.13%	11.62%
Class R3[16]	05/27/2009	4.41%	10.39%	13.70%	11.76%
Class R6[22]	03/15/2013	5.20%	11.17%	14.35%	11.92%
With Sales Charge
Class A19		–1.34%	9.36%	13.31%	11.67%
Class C19		2.98%	9.83%	13.13%	11.62%
Index
Russell Midcap® Growth Index[1,15]		5.96%	10.72%	14.85%	N/A
Russell Midcap® Index[1,15]		0.54%	7.94%	13.48%	13.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.91%, 0.96%, 1.22%, 0.71%, 1.08%, 1.86%, 1.37% and 0.61% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for each of Class C and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –12.97% total return for the fiscal year ended August 31, 2019, underperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned –3.13% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the final quarter of 2018, a powerful market correction led to a sharp decline in equities. Stocks rebounded sharply from December lows in the first quarter of 2019. Equities continued to rise during the second quarter of 2019 despite a meaningful decline in May attributed to the failure of the U.S. and China to reach a trade deal and threats by the Trump administration to further increase tariffs. In June and July, the market resumed its upward trend; however equity markets declined again in August due to escalating trade tensions between the U.S. and China.

Our strategy, with an emphasis on out of favor contrarian investments selling at material discounts to our estimates of intrinsic value1 was hard hit, particularly during periods of market decline. Valuation of the portfolio and individual stock positions remain extremely attractive on a discount to intrinsic value, price to earnings and a cash flow basis, albeit in an investment environment where cheap valuations are passed over. Rather, companies possessing growth and momentum factors are bid-up indiscriminately, while traditional value characteristics such as cash flow generation are ignored. Also, companies that are already selling at deeply depressed valuation levels have been severely punished in the market when reporting disappointing news, such as missing short-term quarterly earnings forecasts.

In addition, our sector weightings, which are mostly a by-product of our bottom-up stock selection process, were also out-of-synch with the performance drivers of the Index during the period. In particular, our significant underweights versus the Index in Utilities and Real Estate, the Index's two best performing sectors, and overweights in Energy and Consumer Discretionary, the two worst performing sectors, adversely impacted relative performance.

The top performers for the period all reacted positively to better than expected earnings reports while individual stocks that had disappointing earnings and/or financial reports sold off dramatically. Ciena and Itron were our best performers. Both companies continue to execute well and demand remains healthy. In addition, Itron's integration of Silver Spring is underway and merger synergies are becoming visible. At the end of the March, we made a small commitment to a SPAC (Special Purpose Acquisition Corporation) which acquired the largest operator of spas to the cruise ship industry, OneSpaWorld. We subsequently sold the position in mid-August after the stock appreciated by more than 50%. Party City, Conduent and LionsGate were among the worst performers. Party City reported earnings below expectations as the helium shortage continued into the first half of 2019; the well-regarded CEO of Conduent resigned in an apparent disagreement with their Board on the progress of the company's restructuring; and LionsGate shares traded down due to earnings misses, concerns about forward growth, balance sheet leverage, insider trading and competitive positioning.

Bond and equity markets continue to diverge. In the bond market, the U.S. 10-year Treasury yield has dropped below 2% and the yield curve has inverted from time to time, both of which are suggestive of slowing or possibly declining economic growth ahead. Despite these concerns, in the U.S., consumer confidence has remained strong driven by higher wages and historically low unemployment. In addition, the U.S. Federal Reserve Board hinted at another 25 basis point rate cut in September with a second cut possible before year-end, which we believe should help U.S. corporations by lowering financing costs. In Europe, the European Central Bank is also anticipated to lower interest rates. However, even with new monetary stimulus, negative effects from the U.S.-China trade war, coupled with political uncertainties both at home and abroad, could likely lead to continued volatility.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.7%
Consumer Discretionary	16.7
Consumer Staples	6.4
Energy	8.7
Financial Services	14.0
Health Care	6.8
Industrials	20.7
Information Technology	17.5
Materials	1.9
Real Estate	0.7
Utilities	4.7
Short-Term Investments	0.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–12.97%	3.68%	10.65%	8.49%
Trust Class[3]	06/10/1999	–13.03%	3.54%	10.51%	8.40%
Institutional Class[5]	03/08/2010	–12.70%	3.96%	10.94%	8.63%
Class A19	06/21/2010	–13.03%	3.58%	10.56%	8.44%
Class C19	06/21/2010	–13.69%	2.80%	9.80%	8.08%
Class R3[16]	06/21/2010	–13.21%	3.32%	10.31%	8.32%
Class R6[22]	03/29/2019	–12.81%	3.72%	10.67%	8.50%
With Sales Charge
Class A19		–18.03%	2.36%	9.90%	8.13%
Class C19		–14.49%	2.80%	9.80%	8.08%
Index
Russell Midcap® Value Index[1,15]		–3.13%	5.88%	12.46%	8.94%
Russell Midcap® Index[1,15]		0.54%	7.94%	13.48%	8.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.21%, 1.38%, 1.02%, 1.40%, 2.15% and 1.65% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.89% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.26%, 0.85%, 1.22%, 1.97% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.75% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 2.91% total return for the fiscal year ended August 31, 2019, versus a 2.92% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the trailing twelve months, U.S. equity market volatility increased as investor focus fluctuated between macro concerns and underlying company fundamentals. Correspondingly, performance results within the Index were mixed. For the Fund, Communication Services, Consumer Staples, Information Technology (IT), Real Estate and Utilities outperformed relative to the Index. Sector performance in Consumer Discretionary, Energy, Financials, Health Care, Industrials, and Materials lagged the Index. We believe the backdrop for U.S. equities remains strong. While U.S. equities have been supported by continued economic growth and generally healthy company fundamentals, equity markets may continue to experience periods of volatility. We believe we can effectively navigate the current environment through our disciplined active management.

Within the Fund, stock selection benefitted relative performance, primarily due to strong selection within Consumer Discretionary, Consumer Staples, IT and Materials. Portfolio positioning detracted from relative performance due to an overweight position to Financials versus the Index and having no exposure to Real Estate or Utilities. The Fund benefitted from an underweight to Energy. The Fund ended the fiscal year with an overweight, relative to the Index, in the Financials, Industrials, and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the Index, in the Communication Services, Consumer Discretionary, Consumer Staples, Energy, Health Care and IT sectors. The Fund had no exposure to the Real Estate or Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to pursue investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. Many company balance sheets appear healthy and free cash flow generation has been strong. As a result, we believe management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions—all can accrue to the benefit of equity holders. When company specific drivers are in focus, it is our view that high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow the Fund's assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.5%
Consumer Discretionary	8.1
Consumer Staples	7.5
Energy	1.5
Financials	21.7
Health Care	8.3
Industrials	15.8
Information Technology	19.8
Materials	6.4
Short-Term Investments	1.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2019
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	2.91%	9.55%	13.53%	8.99%
Class A17	12/21/2009	2.54%	9.15%	13.13%	8.69%
Class C17	12/21/2009	1.78%	8.35%	12.32%	8.08%
With Sales Charge
Class A17		–3.37%	7.87%	12.47%	8.19%
Class C17		0.86%	8.35%	12.32%	8.08%
Index
S&P 500® Index[1,15]		2.92%	10.11%	13.45%	8.37%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.72%, 1.10% and 1.83% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT17

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 21.21% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which generated a 15.57% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. stock market experienced periods of elevated volatility, but generated a modest gain during the reporting period. While the market posted positive returns over eight of the twelve months covered by this report, most of those gains were given back during several sharp downturns. These setbacks were triggered by a number of factors, including concerns over the escalating trade war between the U.S. and China, signs of moderating global growth and a host of geopolitical issues. Against this backdrop, the U.S. Federal Reserve Board (Fed) had a "dovish pivot" in January 2019, as it announced a pause from raising rates. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. All told, the S&P 500® Index returned 2.92% for the 12-month period. Comparatively, real estate investment trusts (REITs) posted superior results during the period. This was partially due to strong demand and declining interest rates in the U.S.

The Fund generated a positive return and outperformed the Index during the reporting period. Sector positioning versus the Index, overall, was the largest contributor to performance. In particular, an underweight to Lodging/Resorts, an overweight to Manufactured Homes and an underweight to Regional Malls were the most beneficial for relative performance. Conversely, the Fund's small cash position and an underweight to Health Care were the only meaningful headwinds from returns.

Stock selection, overall, was also beneficial for results. Contributing the most to results were our holdings in the Infrastructure, Office, Regional Malls and Data Centers sectors. In terms of individual holdings, American Tower Corp., SBA Communications Corp., Equinix, Inc., Essex Property Trust, Inc. and Equity Residential were the most additive to returns. On the downside, holdings within the Specialty, Single Family Homes and Free Standing sectors were the largest detractors from performance. Several individual holdings were also negative for results, including Zayo Group Holdings, Inc. (sold during the period), Sunstone Hotel Investors, Inc. (sold during the period), Simon Property Group, Inc., Weyerhaeuser Co. and Macerich Co.

Looking ahead, we anticipate continued but modest economic growth for the U.S. for 2019. We believe many economic indicators, including high consumer confidence, strong non-residential fixed investment, and modest inflation, point to good tenant demand for real estate. However, we believe headwinds including slowing global growth, turmoil in Washington, and ongoing U.S.-China trade tensions threaten to derail the long-lasting U.S. recovery. As the Fed tries to balance these factors it has signaled a more flexible stance for policy changes and rates. Resolution of some of these headwinds could be a catalyst for the capital markets. On balance, we believe continued solid real estate fundamentals, strong private market demand for real estate and a more dovish Fed to be supportive of the U.S. listed real estate market.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	13.5%
Data Centers	12.1
Diversified	1.5
Free Standing	6.1
Health Care	7.7
Industrial	8.0
Infrastructure	17.5
Lodging/Resorts	1.3
Manufactured Homes	6.6
Office	6.0
Regional Malls	2.9
Self Storage	6.5
Shopping Centers	2.5
Single Family Homes	3.5
Timber	3.0
Short-Term Investments	1.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,20

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	21.21%	9.41%	13.50%	11.45%
Institutional Class[6]	06/04/2008	21.44%	9.62%	13.70%	11.59%
Class A14	06/21/2010	21.01%	9.23%	13.31%	11.35%
Class C14	06/21/2010	20.12%	8.43%	12.54%	10.91%
Class R3[14]	06/21/2010	20.76%	8.96%	13.05%	11.20%
Class R6[23]	03/15/2013	21.55%	9.71%	13.70%	11.57%
With Sales Charge
Class A14		14.09%	7.94%	12.64%	10.97%
Class C14		19.12%	8.43%	12.54%	10.91%
Index
FTSE Nareit All Equity REITs Index[1,15]		15.57%	9.39%	14.08%	10.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.42%, 1.07%, 1.43%, 2.19%, 1.69% and 0.97% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 4.06% total return for the fiscal year ended August 31, 2019, outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned –11.02% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While the trailing twelve months continued to largely be a positive environment for equities, thanks in part to a dovish turn by the U.S. Federal Reserve Board (Fed), worries around trade and the potential for decelerating economic growth prompted shifts in investor risk sentiment and meaningful bouts of rotational volatility at the end of 2018 and again at the end of the 12-month reporting period. However, despite potential signs of a broader late-cycle slowdown, compelling growth could still be found across our investable universe as favorable long-term trends combined with intriguing and potentially underappreciated catalysts to deliver top- and bottom-line results that exceeded the expectations of a market still largely willing to reward execution and positive differentiation.

During the period, the Fund remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names and those allocation decisions were generally reflective of the positive long-term trends, intriguing catalysts and compelling underlying fundamentals that we continued to see in those sectors. With respect to performance, strong stock selection within Health Care, IT, Industrials and Consumer Discretionary drove our absolute and relative outperformance, effectively navigating both risk-on and risk-off environments and more than compensating for any areas of selection or allocation weakness across the portfolio. At the industry-level, the Software and Biotechnology segments were the leading contributors to performance, offsetting stock-specific weakness within our Financials allocation and the performance drag associated with our cash position, which was elevated in response to the increased market volatility. Drilling down to our holdings, Fluidigm Corp, which develops, manufactures and markets innovative technologies, instruments and consumables for life sciences research, continued to exceed revenue expectations and was the leading contributor to performance, while Aerie Pharmaceuticals, which is focused on the development and commercialization of therapies for glaucoma, struggled to overcome market concerns that their recently approved second therapy would ultimately cannibalize sales of their first drug. While doctor and patient feedback has been positive, the persistent negative market sentiment around their ultimate market share potential eventually led us to exit our position.

Looking ahead, we are cautiously optimistic that over the near-term we will remain in a constructive environment for small-cap growth stocks, even if the overall pace of economic growth continues to moderately decelerate. With a discriminating market and increasingly cautious commentary from more GDP-growth dependent companies underscoring the importance of balancing risk and reward, we are also going to be mindful of the potential for additional volatility in the form of either persistent valuation resets or possibly a sustained rotation away from the more traditional growth segments of the market. That said, we still believe that the most compelling catalysts are to be found in IT and Health Care, that long-term trends continue to hold more promise than cyclical in an uncertain geopolitical environment and that if a scarcity of economic and corporate growth is looming, then the market will likely continue to seek out and favor higher qualitative growth companies capable of consistently exceeding expectations.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	5.8%
Consumer Discretionary	12.3
Consumer Staples	3.1
Financials	1.8
Health Care	26.5
Industrials	19.6
Information Technology	23.8
Materials	0.5
Real Estate	0.8
Short-Term Investments	5.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	4.06%	12.88%	14.35%	9.73%
Trust Class[3]	11/03/1998	3.99%	12.71%	14.12%	9.59%
Advisor Class[4]	05/03/2002	3.81%	12.55%	13.94%	9.48%
Institutional Class[5]	04/01/2008	4.38%	13.23%	14.66%	9.91%
Class A19	05/27/2009	4.01%	12.82%	14.25%	9.69%
Class C19	05/27/2009	3.20%	11.98%	13.39%	9.28%
Class R3[16]	05/27/2009	3.73%	12.55%	13.97%	9.55%
Class R6[22]	09/07/2018	4.48%	12.97%	14.40%	9.76%
With Sales Charge
Class A19		–1.97%	11.49%	13.58%	9.38%
Class C19		2.36%	11.98%	13.39%	9.28%
Index
Russell 2000® Growth Index[1,15]		–11.02%	8.06%	13.06%	7.90%
Russell 2000® Index[1,15]		–12.89%	6.41%	11.59%	8.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.76%, 1.87%, 2.04%, 1.51%, 1.89%, 2.63% and 2.18% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 1.37% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.81% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund Commentary (Unaudited)

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of –2.70% for the fiscal year ended August 31, 2019, trailing the 2.92% total return of the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Equity markets improved after a difficult first half, bringing this period to a mildly positive close. Just as trade policy and geopolitical uncertainty caused the first half's losses, a temporary break in tensions and the announcement of a more accommodative stance by the U. S. Federal Reserve Board provided relief to investors in 2019. Volatility remained high, however, as tariff concerns resulted in lowered business confidence and heightened global economic uncertainty.

Despite volatility, returns continued to be narrow, with Information Technology (roughly 22% of the Index on average during the period) contributing more than half of the Index's total return this period. The market has perceived this sector to be insulated from concerns around geopolitical risks, trade disruptions, and fears of a material economic slowdown that impacted investor sentiment elsewhere.

While the growth momentum driven market backdrop continues to pose headwinds for valuation-sensitive investors like us, heightened volatility presents opportunities to add high quality businesses to the portfolio at attractive valuations.

Stock selection within Industrials and Energy was the most significant factor in the Fund's underperformance. Our holdings continued to perform well as businesses, but their stocks trailed Index peers.

Individual detractors included EQT and Schlumberger, both impacted by weak energy and commodity prices on concerns of slower global growth; and Ryanair, impacted by rising fuel costs and investor concerns around unionization. We believe the company can balance union demands with capital efficiency.

Stock selection drove relative outperformance within Financials and Communications Services. Top contributors included Danaher, benefiting from the announcement of its planned acquisition of GE's healthcare assets; Comcast, supported by strong performance in broadband; and Intercontinental Exchange, which delivered strong organic revenue growth in its data business.

Complete sales this period included eBay, Equitrans, Fastenal, Cimarex, J.B. Hunt, and 3M. New purchases included Cigna, Manpower, Stanley Black & Decker, Vestas Wind Systems, United Rentals, Microsoft, Zebra Technologies, CSX, and Arista Networks.

Despite the current healthy economic fundamentals, we anticipate a continued slow growth environment. In our view, a tight labor market indicating reduced slack and a potential drag on economic growth due to trade protectionism could dampen economic growth. On the international front, we believe geopolitical volatility—particularly the Chinese economic slowdown, continued uncertainty created by Brexit, and any potential disruptions to global trade as a result of the current U.S. administration's trade policies could be sources of continued market volatility and weights on global economic growth.

Given the above outlook and our long-term investment time horizon, we continue to focus on owning what we believe are best-in-class businesses that are exposed to long-term growth trends (energy efficiency, health and nutrition, accelerating innovation, etc.) that should enable them to grow and increase market share within a slower growth backdrop. We believe the fundamentals of the businesses we own can translate this top-line growth into stronger, advantaged bottom-line growth, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in environmental, social and governance (ESG) practices.

We continually engage with companies addressing key sustainability themes in their business operations as well as through their products and services. As of December 31, 2018, the Fund was 78% less carbon intensive than the Index, 75% of the Fund's holdings by weight had been recognized for favorable workplace practices, and 100% of the Fund's holdings had one or more women on the board of directors.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager(s). The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.4%
Consumer Discretionary	11.1
Consumer Staples	6.3
Energy	3.7
Financials	14.4
Health Care	20.0
Industrials	12.5
Information Technology	17.0
Materials	4.6
Real Estate	1.5
Short-Term Investments	1.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2019
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	–2.70%	7.70%	12.05%	9.08%
Trust Class[3]	03/03/1997	–2.86%	7.52%	11.86%	8.90%
Institutional Class[5]	11/28/2007	–2.52%	7.90%	12.26%	9.17%
Class A19	05/27/2009	–2.90%	7.50%	11.84%	9.00%
Class C19	05/27/2009	–3.62%	6.69%	10.99%	8.67%
Class R3[16]	05/27/2009	–3.12%	7.23%	11.57%	8.89%
Class R6[22]	03/15/2013	–2.44%	7.97%	12.23%	9.15%
With Sales Charge
Class A19		–8.49%	6.23%	11.17%	8.75%
Class C19		–4.50%	6.69%	10.99%	8.67%
Index
S&P 500® Index[1,15]		2.92%	10.11%	13.45%	9.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 1.02%, 0.67%, 1.04%, 1.78%, 1.28% and 0.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the annual period ended August 31, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 74 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Equity, Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are each relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Multi-Cap Opportunities Fund were relatively small prior to September 2010, June 2008 and January 2010, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/Nareit Developed Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 15% of their free float-adjusted market capitalization as of August 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 15% of their free float-adjusted market capitalization as of August 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 15% of their free float-adjusted market capitalization as of August 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2019 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(1) 3/1/19 - 8/31/19	Expense Ratio	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(2) 3/1/19 - 8/31/19	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,018.30	$3.51	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,015.90	$5.34	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,012.00	$9.13	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R6	$1,000.00	$1,018.30	$3.05	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$981.70	$6.24	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$980.70	$7.49	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$976.60	$11.21	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$978.70	$9.53	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$982.20	$5.75	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Equity Income Fund
Institutional Class	$1,000.00	$1,038.50	$3.60	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,036.80	$5.44	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,032.40	$9.27	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R3	$1,000.00	$1,035.60	$6.93	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Focus Fund
Investor Class	$1,000.00	$1,021.40	$4.69	0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Trust Class	$1,000.00	$1,020.60	$5.60	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,019.40	$6.46	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Institutional Class	$1,000.00	$1,022.60	$3.82	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,020.30	$5.65	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,016.80	$9.46	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,063.80	$5.25	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$1,063.20	$5.72	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,061.90	$7.02	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class	$1,000.00	$1,064.60	$4.42	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$1,065.20	$3.90	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Global Equity Fund
Institutional Class	$1,000.00	$1,022.50	$3.87	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class A	$1,000.00	$1,019.70	$5.70	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,015.80	$9.50	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,100.60	$5.35	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$1,099.10	$7.25	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$1,094.50	$11.19	2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$992.50	$7.58	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class A	$1,000.00	$991.40	$9.39	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class C	$1,000.00	$987.50	$13.13	2.62%	$1,000.00	$1,012.00	$13.29	2.62%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(1) 3/1/19 - 8/31/19		Expense Ratio	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(2) 3/1/19 - 8/31/19	Expense Ratio
Guardian Fund
Investor Class	$1,000.00	$1,124.80	$4.77		0.89%	$1,000.00	$1,020.72	$4.53	0.89%
Trust Class	$1,000.00	$1,123.50	$5.73		1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Advisor Class	$1,000.00	$1,121.40	$7.75		1.45%	$1,000.00	$1,017.90	$7.37	1.45%
Institutional Class	$1,000.00	$1,125.30	$3.86		0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$1,123.50	$5.83		1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,118.70	$9.83		1.84%	$1,000.00	$1,015.93	$9.35	1.84%
Class R3	$1,000.00	$1,121.90	$7.27		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,125.30	$2.95	(3)	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
International Equity Fund
Investor Class	$1,000.00	$1,014.60	$5.59		1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Trust Class	$1,000.00	$1,013.80	$5.74		1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Institutional Class	$1,000.00	$1,015.50	$4.32		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$1,013.80	$6.14		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,010.60	$9.93		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R6	$1,000.00	$1,016.30	$3.81		0.75%	$1,000.00	$1,021.42	$3.82	0.75%
International Select Fund
Trust Class	$1,000.00	$1,017.40	$5.85		1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class	$1,000.00	$1,019.10	$4.07		0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$1,017.50	$5.90		1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,013.50	$9.69		1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R3	$1,000.00	$1,016.80	$7.17		1.41%	$1,000.00	$1,018.10	$7.17	1.41%
Class R6	$1,000.00	$1,019.90	$3.56		0.70%	$1,000.00	$1,021.68	$3.57	0.70%
International Small Cap Fund
Institutional Class	$1,000.00	$1,022.70	$5.40		1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class A	$1,000.00	$1,020.90	$7.23		1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Class C	$1,000.00	$1,017.50	$11.03		2.17%	$1,000.00	$1,014.27	$11.02	2.17%
Class R6	$1,000.00	$1,022.60	$4.89		0.96%	$1,000.00	$1,020.37	$4.89	0.96%
Intrinsic Value Fund
Institutional Class	$1,000.00	$911.40	$4.87		1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$909.30	$6.59		1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$906.40	$10.19		2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Class R6	$1,000.00	$912.10	$4.39		0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Large Cap Value Fund
Investor Class	$1,000.00	$1,039.40	$4.42		0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Trust Class	$1,000.00	$1,038.40	$5.34		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Advisor Class	$1,000.00	$1,038.00	$6.11		1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class	$1,000.00	$1,040.10	$3.55		0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,038.40	$5.55		1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,034.50	$9.33		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,037.30	$7.04		1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class R6	$1,000.00	$1,040.80	$3.14		0.61%	$1,000.00	$1,022.13	$3.11	0.61%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(1) 3/1/19 - 8/31/19		Expense Ratio	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During the Period(2) 3/1/19 - 8/31/19	Expense Ratio
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,087.90	$4.68		0.89%	$1,000.00	$1,020.72	$4.53	0.89%
Trust Class	$1,000.00	$1,087.30	$5.05		0.96%	$1,000.00	$1,020.37	$4.89	0.96%
Advisor Class	$1,000.00	$1,086.30	$6.36		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Institutional Class	$1,000.00	$1,089.10	$3.74		0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,086.80	$5.63		1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,082.90	$9.56		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$1,085.80	$6.94		1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,089.60	$3.21		0.61%	$1,000.00	$1,022.13	$3.11	0.61%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$915.60	$5.60		1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Trust Class	$1,000.00	$915.60	$6.18		1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Institutional Class	$1,000.00	$917.30	$4.25		0.88%	$1,000.00	$1,020.77	$4.48	0.88%
Class A	$1,000.00	$915.60	$5.94		1.23%	$1,000.00	$1,019.00	$6.26	1.23%
Class C	$1,000.00	$912.10	$9.59		1.99%	$1,000.00	$1,015.17	$10.11	1.99%
Class R3	$1,000.00	$914.40	$7.19		1.49%	$1,000.00	$1,017.69	$7.58	1.49%
Class R6	$1,000.00	$942.40	$3.24	(3)	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,045.40	$3.92		0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class A	$1,000.00	$1,043.60	$5.87		1.14%	$1,000.00	$1,019.46	$5.80	1.14%
Class C	$1,000.00	$1,039.70	$9.67		1.88%	$1,000.00	$1,015.73	$9.55	1.88%
Real Estate Fund
Trust Class	$1,000.00	$1,172.80	$5.70		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,174.00	$4.66		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$1,171.90	$6.62		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,168.00	$10.71		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,170.90	$7.99		1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$1,174.50	$4.11		0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,016.40	$6.00		1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Trust Class	$1,000.00	$1,016.20	$6.56		1.29%	$1,000.00	$1,018.70	$6.56	1.29%
Advisor Class	$1,000.00	$1,015.40	$7.32		1.44%	$1,000.00	$1,017.95	$7.32	1.44%
Institutional Class	$1,000.00	$1,018.20	$4.58		0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,016.40	$6.40		1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,012.20	$10.19		2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,014.80	$7.67		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class R6	$1,000.00	$1,018.70	$4.19		0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,020.40	$4.33		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Trust Class	$1,000.00	$1,019.20	$5.24		1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Institutional Class	$1,000.00	$1,021.20	$3.46		0.68%	$1,000.00	$1,021.78	$3.47	0.68%
Class A	$1,000.00	$1,019.20	$5.34		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,015.20	$9.09		1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$1,017.80	$6.61		1.30%	$1,000.00	$1,018.65	$6.61	1.30%
Class R6	$1,000.00	$1,021.50	$2.96		0.58%	$1,000.00	$1,022.28	$2.96	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 156/365 (to reflect the period shown of March 29, 2019 (Commencement of Operations) to August 31, 2019).

Legend August 31, 2019 (Unaudited)

Neuberger Berman Equity Funds

Counterparties:

SSB = State Street Bank and Trust Company

Schedule of Investments Dividend Growth Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 92.9%
Aerospace & Defense 2.0%
General Dynamics Corp.	5,900	$1,129
Auto Components 2.2%
Aptiv PLC	14,500	1,206
Banks 5.8%
Citigroup, Inc.	15,900	1,023
Comerica, Inc.	16,800	1,036
JPMorgan Chase & Co.	10,700	1,175
		3,234
Beverages 1.6%
Coca-Cola Co.	16,300	897
Biotechnology 2.2%
Gilead Sciences, Inc.	19,100	1,214
Capital Markets 3.1%
Morgan Stanley	23,900	992
Virtu Financial, Inc. Class A	39,500	742
		1,734
Communications Equipment 2.0%
Cisco Systems, Inc.	23,500	1,100
Diversified Consumer Services 1.8%
Service Corp. International	21,800	1,009
Diversified Financial Services 2.2%
AXA Equitable Holdings, Inc.	59,000	1,225
Electronic Equipment, Instruments & Components 3.4%
Amphenol Corp. Class A	9,100	797
Corning, Inc.	38,200	1,064
		1,861
Entertainment 3.2%
Viacom, Inc. Class B	37,000	924
Walt Disney Co.	6,200	851
		1,775
Equity Real Estate Investment Trusts 5.1%
American Tower Corp.	5,650	1,300
Equinix, Inc.	2,680	1,491
		2,791
Food & Staples Retailing 3.9%
Walgreens Boots Alliance, Inc.	17,300	886
Walmart, Inc.	11,300	1,291
		2,177
	Number of Shares	Value (000's)
Food Products 2.1%
Mondelez International, Inc. Class A	20,750	$1,146
Health Care Equipment & Supplies 2.0%
STERIS PLC	7,200	1,112
Hotels, Restaurants & Leisure 3.6%
Carnival Corp.	19,600	864
MGM Resorts International	40,000	1,122
		1,986
Industrial Conglomerates 2.1%
Honeywell International, Inc.	7,000	1,152
Insurance 4.1%
Aon PLC	5,800	1,130
Hartford Financial Services Group, Inc.	19,900	1,160
		2,290
IT Services 4.5%
Automatic Data Processing, Inc.	8,200	1,393
InterXion Holding NV*	13,700	1,109
		2,502
Media 2.1%
Comcast Corp. Class A	26,500	1,173
Metals & Mining 3.8%
First Quantum Minerals Ltd.	115,200	706
Wheaton Precious Metals Corp.	47,400	1,394
		2,100
Multi-Utilities 2.4%
Sempra Energy	9,500	1,346
Oil, Gas & Consumable Fuels 7.5%
Brigham Minerals, Inc. Class A	36,600	731
Devon Energy Corp.	40,100	882
EOG Resources, Inc.	10,300	764
Suncor Energy, Inc.	32,900	962
Williams Cos., Inc.	34,200	807
		4,146
Pharmaceuticals 8.3%
AstraZeneca PLC ADR	29,500	1,328
Bristol-Myers Squibb Co.	27,800	1,336
Novartis AG ADR	12,700	1,145
Pfizer, Inc.	21,700	772
		4,581
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 5.0%
ASML Holding NV	4,500	$1,002
Maxim Integrated Products, Inc.	16,600	905
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,600	878
		2,785
Software 2.9%
Microsoft Corp.	11,700	1,613
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	5,975	1,247
Tobacco 1.7%
Philip Morris International, Inc.	13,200	952
Total Common Stocks (Cost $46,746)		51,483
Short-Term Investments 6.1%
Investment Companies 6.1%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(a) (Cost $3,350)	3,350,438	3,350
Total Investments 99.0% (Cost $50,096)		54,833
Other Assets Less Liabilities 1.0%		558
Net Assets 100.0%		$55,391

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$51,483	$—	$—	$51,483
Short-Term Investments	—	3,350	—	3,350
Total Investments	$51,483	$3,350	$—	$54,833

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 95.6%
Australia 1.0%
Rio Tinto PLC	261,291	$13,193
Brazil 7.7%
Atacadao SA	2,675,400	14,408
B3 SA—Brasil Bolsa Balcao	2,023,941	21,896
BK Brasil Operacao e Assessoria a Restaurantes SA	2,391,567	11,146
Energisa SA	1,751,231	20,084
Itau Unibanco Holding SA, Preference Shares	1,826,600	14,971
Localiza Rent a Car SA	666,500	7,571
Pagseguro Digital Ltd. Class A*	280,400	14,009
		104,085
Canada 0.6%
Parex Resources, Inc.*	571,525	8,753
China 25.8%
3SBio, Inc.*(a)	5,729,500	8,828
A-Living Services Co. Ltd., H Shares(a)	4,215,000	8,258
Alibaba Group Holding Ltd. ADR*	199,652	34,945
China Everbright International Ltd.	13,831,900	10,850
China Mobile Ltd.	3,745,500	31,028
CNOOC Ltd.	10,416,600	15,544
Ctrip.com International Ltd. ADR*	137,923	4,466
Huaneng Renewables Corp. Ltd., H Shares	1,800,000	498
Huatai Securities Co. Ltd., H Shares(a)	9,822,800	14,307
HUYA, Inc. ADR*	9,001	227
Industrial & Commercial Bank of China Ltd., H Shares	37,650,400	23,770
	Number of Shares	Value (000's)
Midea Real Estate Holding Ltd.(a)	511,127	$1,243
Momo, Inc. ADR	404,030	14,860
NARI Technology Co. Ltd., Class A	4,054,123	9,816
Ping An Insurance Group Co. of China Ltd., H Shares	3,280,500	37,615
Sinopharm Group Co. Ltd., H Shares	2,229,600	8,062
Sunny Optical Technology Group Co. Ltd.	1,504,300	20,856
Tencent Holdings Ltd.	1,659,000	68,726
Weibo Corp. ADR*(c)	219,456	9,079
Zhejiang Huace Film & TV Co. Ltd., Class A	8,974,821	8,039
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	2,472,100	9,837
ZTO Express Cayman, Inc. ADR	340,236	6,978
		347,832
Czech Republic 0.7%
Komercni Banka A/S	275,420	9,777
Hong Kong 3.3%
ASM Pacific Technology Ltd.	1,118,200	12,814
China Gas Holdings Ltd.	2,670,000	11,034
Haier Electronics Group Co. Ltd.	2,568,500	6,683
Hang Lung Properties Ltd.	488,000	1,103
Link REIT	1,198,674	13,454
		45,088
Hungary 0.1%
MOL Hungarian Oil & Gas PLC	68,799	673
India 9.1%
Cummins India Ltd.	936,143	7,538
GRUH Finance Ltd.	1,701,287	6,133
HDFC Bank Ltd.	582,802	18,216
	Number of Shares	Value (000's)
Housing Development Finance Corp. Ltd.	628,845	$19,066
ICICI Bank Ltd.	3,496,162	20,140
JM Financial Ltd.	1,741,982	1,786
Mahindra & Mahindra Ltd.	907,654	6,734
Metropolis Healthcare Ltd.*(a)	242,352	3,943
National Stock Exchange*(d)(e)(i)	1,063,830	13,839
Power Grid Corp. of India Ltd.	5,356,323	15,111
State Bank of India	2,655,951	10,169
		122,675
Indonesia 2.3%
PT Astra International Tbk	22,621,400	10,645
PT Bank Rakyat Indonesia Persero Tbk	51,329,400	15,451
PT Map Aktif Adiperkasa*(b)	13,221,800	5,290
		31,386
Korea 13.8%
Com2uS Corp.	114,753	8,906
DB Insurance Co. Ltd.	248,606	9,831
Hyundai Motor Co.	39,204	4,159
LG Chem Ltd.	40,072	10,934
Medy-Tox, Inc.	29,632	8,611
NAVER Corp.	136,256	16,480
Orion Corp.	151,705	11,285
Samsung Electronics Co. Ltd.	1,531,315	55,627
SK Hynix, Inc.	280,375	17,916
SK Telecom Co. Ltd.	63,806	12,616
Woongjin Coway Co. Ltd.	246,345	17,125
Woori Financial Group, Inc.	1,337,163	13,137
		186,627
Malaysia 0.6%
Inari Amertron Bhd	20,202,125	7,830
Mexico 3.0%
Fomento Economico Mexicano SAB de CV	1,909,644	17,466

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

	Number of Shares	Value (000's)
Grupo Financiero Banorte SAB de CV, O Shares	2,266,908	$12,232
Infraestructura Energetica Nova SAB de CV*	2,472,878	10,424
		40,122
Peru 1.1%
Credicorp Ltd.	72,358	14,987
Philippines 1.7%
Ayala Corp.	251,000	4,460
GT Capital Holdings, Inc.	381,714	6,658
Metropolitan Bank & Trust Co.	8,865,583	12,074
		23,192
Poland 2.4%
Dino Polska SA*(a)	468,837	18,113
Powszechny Zaklad Ubezpieczen SA	1,459,772	13,711
		31,824
Russia 6.3%
Detsky Mir PJSC(a)(d)	3,121,210	4,220
LUKOIL PJSC ADR	68,894	5,572
LUKOIL PJSC ADR	262,580	21,096
Sberbank of Russia PJSC(d)	2,814,296	9,458
TCS Group Holding PLC(d)(f)	367,288	6,832
X5 Retail Group NV GDR(a)	499,275	17,185
Yandex NV Class A*	551,528	20,462
		84,825
	Number of Shares	Value (000's)
South Africa 4.9%
Barloworld Ltd.	591,105	$4,318
Bid Corp. Ltd.	625,514	13,402
FirstRand Ltd.	2,864,677	11,329
JSE Ltd.	662,695	5,636
Naspers Ltd., N Shares	136,609	31,105
		65,790
Taiwan 8.1%
Accton Technology Corp.	2,465,600	12,991
Elite Material Co. Ltd.	1,738,100	7,304
eMemory Technology, Inc.	659,400	7,652
LandMark Optoelectronics Corp.	829,000	6,849
Makalot Industrial Co. Ltd.	1,209,750	7,125
Parade Technologies Ltd.	726,000	12,574
Taiwan Semiconductor Manufacturing Co. Ltd.	6,509,839	53,679
Uni-President Enterprises Corp.	668,000	1,629
		109,803
Thailand 2.2%
Bangkok Bank PCL	776,900	4,358
CP ALL PCL(d)	7,300,200	20,058
PTT Exploration & Production PCL	823,800	3,355
Srisawad Corp. PCL(d)	1,265,200	2,307
		30,078
	Number of Shares	Value (000's)
Turkey 0.7%
Mavi Giyim Sanayi Ve Ticaret A/S Class B*(a)	460,345	$2,917
Sok Marketler Ticaret A/S*	3,574,914	6,473
		9,390
United Arab Emirates 0.2%
Network International Holdings PLC*(a)	410,578	3,003
Total Common Stocks (Cost $1,213,250)		1,290,933
Short-Term Investments 4.6%
Investment Companies 4.6%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(g)	54,007,020	54,007
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(g)(h)	9,007,153	9,007
Total Short-Term Investments (Cost $63,014)		63,014
Total Investments 100.2% (Cost $1,276,264)		1,353,947
Liabilities Less Other Assets (0.2)%		(3,249)
Net Assets 100.0%		$1,350,698

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $82,017,000, which represents 6.1% of net assets of the Fund.

(b)  Illiquid security.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

(c)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $8,768,000 for the Fund (see Note A of the Notes to Financial Statements).

(d)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2019 amounted to approximately $56,714,000, which represents 4.2% of net assets of the Fund.

(e)  Value determined using significant unobservable inputs.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2019, these securities amounted to approximately $6,832,000, which represents 0.5% of net assets of the Fund. Securities denoted with (f) but without (b), if any, have been deemed by the investment manager to be liquid.

(g)  Represents 7-day effective yield as of August 31, 2019.

(h)  Represents investment of cash collateral received from securities lending.

(i)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At August 31, 2019, this security amounted to approximately $13,839,000, which represents 1.0% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2019	Fair Value Percentage of Net Assets as of 8/31/2019
National Stock Exchange	4/13/2018	$15,536	1.1%	$13,839	1.0%
Total		$15,536	1.1%	$13,839	1.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$185,572	13.7%
Interactive Media & Services	129,607	9.6%
Semiconductors & Semiconductor Equipment	111,484	8.3%
Food & Staples Retailing	89,639	6.6%
Internet & Direct Marketing Retail	70,516	5.2%
Insurance	61,157	4.5%
Capital Markets	57,464	4.2%
Technology Hardware, Storage & Peripherals	55,627	4.1%
Oil, Gas & Consumable Fuels	54,993	4.1%
Wireless Telecommunication Services	43,644	3.2%
Electronic Equipment, Instruments & Components	35,990	2.7%
Electric Utilities	35,195	2.6%
Thrifts & Mortgage Finance	25,199	1.9%
Household Durables	23,808	1.8%
Automobiles	21,538	1.6%
Gas Utilities	21,458	1.6%
Electrical Equipment	19,653	1.4%
Commercial Services & Supplies	19,108	1.4%
Beverages	17,466	1.3%
Biotechnology	17,439	1.3%
Entertainment	17,172	1.3%
IT Services	17,012	1.3%
Equity Real Estate Investment Trusts	13,454	1.0%
Metals & Mining	13,193	1.0%
Communications Equipment	12,991	1.0%
Food Products	12,914	1.0%
Health Care Providers & Services	12,005	0.9%
Diversified Financial Services	11,329	0.8%
Hotels, Restaurants & Leisure	11,146	0.8%
Industrial Conglomerates	11,118	0.8%
Chemicals	10,934	0.8%
Textiles, Apparel & Luxury Goods	10,042	0.7%
Specialty Retail	9,510	0.7%
Road & Rail	7,571	0.6%
Machinery	7,538	0.6%
Air Freight & Logistics	6,978	0.5%
Trading Companies & Distributors	4,318	0.3%
Real Estate Management & Development	2,346	0.2%
Consumer Finance	2,307	0.2%
Independent Power and Renewable Electricity Producers	498	0.0%
Short-Term Investments and Other Liabilities—Net	59,765	4.4%
	$1,350,698	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
India	$108,836	$—	$13,839	$122,675
Russia	64,315	20,510	—	84,825
Thailand	7,713	22,365	—	30,078
Turkey	—	9,390	—	9,390
Other Common Stocks(a)	1,043,965	—	—	1,043,965
Total Common Stocks	1,224,829	52,265	13,839	1,290,933
Short-Term Investments	—	63,014	—	63,014
Total Investments	$1,224,829	$115,279	$13,839	$1,353,947

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2019
Investments in Securities: (000's omitted)
Common Stocks
India	$14,099	$—	$—	$(260)	$—	$—	$—	$—	$13,839	$(260)
Total	$14,099	$—	$—	$(260)	$—	$—	$—	$—	$13,839	$(260)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2019:

Asset class	Fair value at 8/31/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$13,838,766	Market Approach	Transaction Price	$13.01	$13.01	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 86.5%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	93,000	$35,722
Banks 5.3%
Citigroup, Inc.	321,700	20,701
Comerica, Inc.	260,250	16,045
JPMorgan Chase & Co.(a)	374,000	41,088
		77,834
Beverages 2.1%
Coca-Cola Co.	568,000	31,263
Biotechnology 1.6%
Gilead Sciences, Inc.	371,000	23,573
Capital Markets 1.4%
Virtu Financial, Inc. Class A	1,045,000	19,646
Chemicals 1.9%
Nutrien Ltd.	551,000	27,748
Communications Equipment 2.1%
Cisco Systems, Inc.(a)	643,000	30,099
Construction & Engineering 1.4%
Ferrovial SA	733,000	20,841
Diversified Telecommunication Services 3.0%
TELUS Corp.	200,000	7,245
Verizon Communications, Inc.	640,000	37,222
		44,467
Electric Utilities 6.3%
Evergy, Inc.	464,000	30,160
Exelon Corp.	244,000	11,532
NextEra Energy, Inc.	234,400	51,352
		93,044
Energy Equipment & Services 0.9%
Schlumberger Ltd.	422,400	13,698
Equity Real Estate Investment Trusts 12.6%
Alexandria Real Estate Equities, Inc.	182,000	27,271
Americold Realty Trust	453,400	16,513
Crown Castle International Corp.	196,000	28,453
Equinix, Inc.(a)	27,800	15,465
	Number of Shares	Value (000's)
Equity LifeStyle Properties, Inc.	155,000	$20,882
National Retail Properties, Inc.	271,000	15,217
Outfront Media, Inc.	550,000	15,114
STORE Capital Corp.	473,500	17,879
Terreno Realty Corp.	103,300	5,223
Weyerhaeuser Co.	870,900	22,913
		184,930
Food & Staples Retailing 2.2%
Walmart, Inc.	280,000	31,993
Food Products 1.0%
Flowers Foods, Inc.	660,000	15,048
Hotels, Restaurants & Leisure 1.5%
Cracker Barrel Old Country Store, Inc.	132,000	21,833
Insurance 1.2%
Hartford Financial Services Group, Inc.	305,000	17,775
IT Services 2.2%
Paychex, Inc.	399,400	32,631
Media 1.6%
Interpublic Group of Cos., Inc.	1,139,500	22,653
Metals & Mining 1.4%
Rio Tinto PLC ADR	414,450	20,963
Mortgage Real Estate Investment 1.5%
Blackstone Mortgage Trust, Inc. Class A	648,900	22,582
Multi-Utilities 9.7%
Ameren Corp.	205,000	15,816
Dominion Energy, Inc.	275,400	21,379
DTE Energy Co.	266,000	34,490
NiSource, Inc.	1,250,000	36,938
Sempra Energy	173,000	24,502
WEC Energy Group, Inc.	96,600	9,251
		142,376
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 6.3%
ONEOK, Inc.	314,700	$22,432
Pembina Pipeline Corp.	710,000	25,992
Suncor Energy, Inc.	883,500	25,824
Williams Cos., Inc.	785,000	18,526
		92,774
Pharmaceuticals 6.3%
AstraZeneca PLC ADR	772,300	34,777
Bristol-Myers Squibb Co.	140,700	6,763
Johnson & Johnson	207,500	26,635
Pfizer, Inc.	691,000	24,565
		92,740
Real Estate Management & Development 0.5%
Kennedy-Wilson Holdings, Inc.	340,000	7,133
Road & Rail 1.3%
Kyushu Railway Co.	372,000	11,153
Union Pacific Corp.	52,000	8,422
		19,575
Semiconductors & Semiconductor Equipment 1.9%
Maxim Integrated Products, Inc.	213,900	11,666
QUALCOMM, Inc.	110,600	8,601
Texas Instruments, Inc.	61,800	7,648
		27,915
Software 1.6%
Microsoft Corp.(a)	171,400	23,629
Specialty Retail 3.5%
Foot Locker, Inc.	622,000	22,510
Home Depot, Inc.	123,500	28,147
		50,657
Trading Companies & Distributors 1.1%
Watsco, Inc.	99,700	16,306
Transportation Infrastructure 0.7%
Sydney Airport	1,771,137	10,055
Total Common Stocks (Cost $1,002,549)		1,271,503

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

	Principal Amount	Value (000's)
Convertible Bonds 9.4%
Banks 0.1%
Hope Bancorp, Inc., 2.00%, due 5/15/2038	$940,000	$856
Biotechnology 0.3%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/2024	4,565,000	4,613
Communications Equipment 0.2%
Finisar Corp., 0.50%, due 12/15/2036	2,685,000	2,603
Electronic Equipment, Instruments & Components 1.0%
Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	16,000,000	14,853
Health Care Equipment & Supplies 0.2%
CONMED Corp., 2.63%, due 2/1/2024(b)	2,755,000	3,514
Independent Power and Renewable Electricity Producers 1.2%
NextEra Energy Partners L.P., 1.50%, due 9/15/2020(b)	16,535,000	17,162
Interactive Media & Services 1.1%
LinkedIn Corp., 0.50%, due 11/1/2019(c)	8,600,000	8,595
Zillow Group, Inc., 1.50%, due 7/1/2023	8,405,000	7,822
		16,417
	Principal Amount	Value (000's)
Internet 0.2%
Proofpoint, Inc., 0.25%, due 8/15/2024(b)	$2,330,000	$2,415
Machinery 0.1%
Fortive Corp., 0.88%, due 2/15/2022(b)	2,300,000	2,309
Media 1.3%
GCI Liberty, Inc., 1.75%, due 9/30/2046(b)	913,000	1,109
Liberty Media Corp., 2.13%, due 3/31/2048(b)	17,425,000	17,784
		18,893
Metals & Mining 1.0%
Endeavour Mining Corp., 3.00%, due 2/15/2023(b)	13,765,000	14,591
Oil, Gas & Consumable Fuels 0.5%
Golar LNG Ltd., 2.75%, due 2/15/2022	8,950,000	7,721
Semiconductors & Semiconductor Equipment 0.1%
Rambus, Inc., 1.38%, due 2/1/2023	1,378,000	1,358
Software 2.1%
DocuSign, Inc., 0.50%, due 9/15/2023(b)	925,000	937
Envestnet, Inc., 1.75%, due 6/1/2023	5,000,000	5,446
	Principal Amount	Value (000's)
Guidewire Software, Inc., 1.25%, due 3/15/2025	$9,000,000	$9,875
Splunk, Inc., 0.50%, due 9/15/2023(b)	4,620,000	4,894
Verint Systems, Inc., 1.50%, due 6/1/2021	8,700,000	9,289
		30,441
Total Convertible Bonds (Cost $133,879)		137,746
	Number of Shares
Short-Term Investments 4.1%
Investment Companies 4.1%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(d)(e) (Cost $60,900)	60,899,625	60,900
Total Investments 100.0% (Cost $1,197,328)		1,470,149
Other Assets Less Liabilities 0.0%(f)(g)		285
Net Assets 100.0%		$1,470,434

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2019, these securities amounted to approximately $64,715,000, which represents 4.4% of net assets of the Fund. Securities denoted with (b) but without (c), if any, have been deemed by the investment manager to be liquid.

(c)  Illiquid security.

(d)  Represents 7-day effective yield as of August 31, 2019.

(e)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $60,900,000.

(f)  Represents less than 0.05% of net assets of the Fund.

(g)  Includes the impact of the Fund's open positions in derivatives at August 31, 2019.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
Lockheed Martin Corp.	100	$(3,841,100)	$370	12/20/2019	$(265,000)
Lockheed Martin Corp.	100	(3,841,100)	390	1/17/2020	(164,000)
Lockheed Martin Corp.	100	(3,841,100)	425	3/20/2020	(79,500)
					(508,500)
Beverages
Coca-Cola Co.	250	(1,376,000)	57.5	1/17/2020	(26,750)
Coca-Cola Co.	250	(1,376,000)	60	2/21/2020	(17,000)
					(43,750)
Electric Utilities
Evergy, Inc.	250	(1,625,000)	70	3/20/2020	(31,250)
NextEra Energy, Inc.	1	(21,908)	200	9/20/2019	(1,955)
NextEra Energy, Inc.	150	(3,286,200)	220	1/17/2020	(146,250)
NextEra Energy, Inc.	150	(3,286,200)	240	3/20/2020	(57,750)
					(237,205)
Equity Real Estate Investment Trusts
Crown Castle International Corp.	200	(2,903,400)	140	10/18/2019	(151,000)
Crown Castle International Corp.	200	(2,903,400)	155	1/17/2020	(72,000)
Equinix, Inc.	100	(5,562,800)	620	12/20/2019	(66,500)
Equity LifeStyle Properties, Inc.	150	(2,020,800)	145	2/21/2020	(33,750)
					(323,250)
Food & Staples Retailing
Walmart, Inc.	150	(1,713,900)	115	12/20/2019	(74,250)
Walmart, Inc.	150	(1,713,900)	120	12/20/2019	(41,175)
Walmart, Inc.	150	(1,713,900)	130	3/20/2020	(24,225)
					(139,650)
Insurance
Hartford Financial Services Group, Inc.	150	(874,200)	60	12/20/2019	(25,200)
Hartford Financial Services Group, Inc.	150	(874,200)	60	1/17/2020	(32,025)
Hartford Financial Services Group, Inc.	150	(874,200)	65	3/20/2020	(16,425)
					(73,650)
IT Services
Paychex, Inc.	250	(2,042,500)	82.5	9/20/2019	(28,125)
Paychex, Inc.	250	(2,042,500)	90	1/17/2020	(24,375)
					(52,500)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Multi-Utilities
Ameren Corp.	250	$(1,928,750)	$80	12/20/2019	$(37,500)
DTE Energy Co.	250	(3,241,500)	135	10/18/2019	(20,625)
Sempra Energy	200	(2,832,600)	135	10/18/2019	(151,000)
Sempra Energy	200	(2,832,600)	145	1/17/2020	(80,000)
WEC Energy Group, Inc.	200	(1,915,400)	80	10/18/2019	(331,000)
					(620,125)
Pharmaceuticals
AstraZeneca PLC	250	(1,125,750)	50	1/17/2020	(15,625)
Software
Microsoft Corp.	250	(3,446,500)	130	10/18/2019	(256,250)
Microsoft Corp.	100	(1,378,600)	145	10/18/2019	(16,250)
Microsoft Corp.	100	(1,378,600)	150	10/18/2019	(6,150)
Microsoft Corp.	200	(2,757,200)	155	12/20/2019	(30,100)
Microsoft Corp.	200	(2,757,200)	150	1/17/2020	(67,500)
					(376,250)
Specialty Retail
Home Depot, Inc.	150	(3,418,650)	230	1/17/2020	(154,500)
Home Depot, Inc.	150	(3,418,650)	240	2/21/2020	(109,125)
					(263,625)
Total calls					$(2,654,130)
Puts
Hotels, Restaurants & Leisure
Cracker Barrel Old Country Store, Inc.	150	$(2,481,000)	$147	12/20/2019	$(43,875)
Industrial Conglomerates
3M Co.	100	(1,617,200)	165	10/18/2019	(66,500)
Machinery
Caterpillar, Inc.	150	(1,785,000)	90	1/17/2020	(20,250)
Caterpillar, Inc.	150	(1,785,000)	85	2/21/2020	(19,425)
					(39,675)
Total puts					$(150,050)
Total options written (premium received $1,171,549)					$(2,804,180)

For the year ended August 31, 2019, the Fund had an average market value of $(1,522,321) in options written. At August 31, 2019, the Fund had securities pledged in the amount of $29,231,771 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,271,503	$—	$—	$1,271,503
Convertible Bonds(a)	—	137,746	—	137,746
Short-Term Investments	—	60,900	—	60,900
Total Investments	$1,271,503	$198,646	$—	$1,470,149

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2019:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(2,804)	$—	$—	$(2,804)
Total	$(2,804)	$—	$—	$(2,804)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 98.4%
Auto Components 1.2%
Aptiv PLC	100,000	$8,317
Banks 6.5%
Comerica, Inc.	307,500	18,957
JPMorgan Chase & Co.	229,000	25,158
		44,115
Biotechnology 4.1%
Alexion Pharmaceuticals, Inc.*	60,000	6,046
Gilead Sciences, Inc.	340,000	21,603
		27,649
Building Products 1.7%
Johnson Controls International PLC	271,000	11,569
Capital Markets 6.7%
Blackstone Group, Inc. Class A	154,000	7,663
Intercontinental Exchange, Inc.	303,000	28,324
Morgan Stanley	232,000	9,626
		45,613
Chemicals 2.7%
Air Products & Chemicals, Inc.	42,000	9,489
Ashland Global Holdings, Inc.	118,000	8,642
		18,131
Commercial Services 0.4%
LegalZoom.com, Inc.*(a)(b)(e)	286,288	2,820
Communications Equipment 6.3%
Motorola Solutions, Inc.	235,000	42,514
Distributors 3.0%
LKQ Corp.*	770,000	20,228
Entertainment 3.2%
Activision Blizzard, Inc.	426,000	21,556
Food & Staples Retailing 1.4%
Walmart, Inc.	84,000	9,598
Food Products 4.7%
Mondelez International, Inc. Class A	580,000	32,028
Health Care Equipment & Supplies 3.4%
Zimmer Biomet Holdings, Inc.	167,000	23,246
	Number of Shares	Value (000's)
Health Care Providers & Services 3.0%
Cigna Corp.	134,000	$20,632
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	269,000	11,857
Household Durables 0.9%
Lennar Corp. Class A	125,000	6,375
Insurance 2.2%
Athene Holding Ltd. Class A*	252,500	9,812
Hartford Financial Services Group, Inc.	86,000	5,012
		14,824
Interactive Media & Services 6.1%
Alphabet, Inc. Class A*	17,100	20,358
Alphabet, Inc. Class C*	17,600	20,911
		41,269
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.*	17,000	30,197
IT Services 4.7%
Black Knight, Inc.*	186,000	11,578
Fidelity National Information Services, Inc.	147,663	20,115
		31,693
Machinery 1.1%
Gates Industrial Corp. PLC*	840,000	7,308
Media 2.6%
Altice USA, Inc. Class A*	608,500	17,573
Multi-Utilities 3.5%
DTE Energy Co.	183,000	23,728
Oil, Gas & Consumable Fuels 4.7%
Cabot Oil & Gas Corp.	610,000	10,443
Concho Resources, Inc.	81,000	5,925
Phillips 66	83,000	8,187
WPX Energy, Inc.*	654,000	7,037
		31,592
Pharmaceuticals 2.8%
Pfizer, Inc.	543,000	19,304
Road & Rail 3.7%
CSX Corp.	374,000	25,065
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	193,000	$21,197
Software 2.3%
Autodesk, Inc.*	107,000	15,282
Technology Hardware, Storage & Peripherals 1.6%
Western Digital Corp.	185,000	10,595
Wireless Telecommunication Services 4.6%
T-Mobile US, Inc.*	404,000	31,532
Total Common Stocks (Cost $546,035)		667,407
Preferred Stocks 0.4%
Food Products 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(e) (Cost $3,000)	250,000	3,000
Short-Term Investments 1.2%
Investment Companies 1.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(c) (Cost $8,287)	8,287,441	8,287
Total Investments 100.0% (Cost $557,322)		678,694
Liabilities Less Other Assets (0.0)%(d)		(265)
Net Assets 100.0%		$678,429

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2019 amounted to approximately $5,820,000, which represents 0.8% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Represents 7-day effective yield as of August 31, 2019.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At August 31, 2019, these securities amounted to approximately $5,820,000, which represents 0.8% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2019	Fair Value Percentage of Net Assets as of 8/31/2019
LegalZoom.com, Inc.	8/22/2018	$2,820	0.4%	$2,820	0.4%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	3,000	0.4%	3,000	0.4%
Total		$5,820	0.8%	$5,820	0.8%

Derivative Instruments

Written option contracts ("options written")

At August 31, 2019, the Fund did not have any outstanding options written. For the year ended August 31, 2019, the Fund had an average market value of $(357,528) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$2,820	$2,820
Other Common Stocks(a)	664,587	—	—	664,587
Total Common Stocks	664,587	—	2,820	667,407
Preferred Stocks(a)	—	—	3,000	3,000
Short-Term Investments	—	8,287	—	8,287
Total Investments	$664,587	$8,287	$5,820	$678,694

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2019
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$3,000	$—	$—	$(180)	$—	$—	$—	$—	$2,820	$(180)
Preferred Stocks
Food Products	—	—	—	—	3,000	—	—	—	3,000	—
Total	$3,000	$—	$—	$(180)	$3,000	$—	$—	$—	$5,820	$(180)

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2019:

Asset class	Fair value at 8/31/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$2,819,507	Market Approach	Adjusted Transaction Price	$9.85	$9.85	Increase
Preferred Stocks	3,000,000	Market Approach	Transaction Price	12.00	12.00	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 0.3%
Astronics Corp.*	924,662	$25,438
Air Freight & Logistics 0.5%
Forward Air Corp.	852,384	53,104
Airlines 0.6%
Allegiant Travel Co.	432,859	61,462
Auto Components 2.3%
Fox Factory Holding Corp.*(a)	2,287,406	164,785
LCI Industries	868,536	73,608
		238,393
Banks 10.5%
Bank of Hawaii Corp.	1,716,137	141,890
Bank OZK	2,281,998	58,876
BOK Financial Corp.	975,168	74,249
Columbia Banking System, Inc.	2,341,934	80,820
Community Bank System, Inc.	1,564,022	95,390
Cullen/Frost Bankers, Inc.	1,241,803	103,082
CVB Financial Corp.	4,992,592	102,698
First Financial Bankshares, Inc.	4,048,335	123,960
First Hawaiian, Inc.	4,644,289	119,358
Glacier Bancorp, Inc.	1,777,289	70,541
Lakeland Financial Corp.	735,104	31,117
LegacyTexas Financial Group, Inc.	1,756,936	70,980
		1,072,961
Beverages 0.3%
MGP Ingredients, Inc.	646,644	31,149
Biotechnology 0.9%
Abcam PLC	1,949,926	27,452
Emergent BioSolutions, Inc.*	1,569,980	68,765
		96,217
	Number of Shares	Value (000's)
Building Products 1.1%
AAON, Inc.	2,237,589	$107,337
Patrick Industries, Inc.*	266,608	9,635
		116,972
Capital Markets 3.8%
Artisan Partners Asset Management, Inc. Class A	1,151,032	30,663
BrightSphere Investment Group, Inc.	2,045,511	18,594
FactSet Research Systems, Inc.	244,320	66,477
Hamilton Lane, Inc. Class A	106,425	6,613
Houlihan Lokey, Inc.	1,133,423	50,075
MarketAxess Holdings, Inc.	545,743	216,998
		389,420
Chemicals 2.1%
Chase Corp.(a)	518,410	51,955
Ingevity Corp.*	501,390	38,191
NewMarket Corp.	117,534	55,799
Quaker Chemical Corp.	453,049	71,972
		217,917
Commercial Services & Supplies 3.6%
IAA, Inc.*	1,158,280	56,582
MSA Safety, Inc.	989,043	104,473
Rollins, Inc.	3,437,036	112,769
Tetra Tech, Inc.	444,065	36,023
UniFirst Corp.	307,914	60,323
		370,170
Communications Equipment 0.9%
NetScout Systems, Inc.*(a)	4,017,461	88,987
Construction & Engineering 0.8%
Valmont Industries, Inc.	632,151	85,656
Construction Materials 1.0%
Eagle Materials, Inc.	1,249,344	105,182
Containers & Packaging 1.4%
AptarGroup, Inc.	1,145,904	140,052
Distributors 2.7%
Pool Corp.	1,422,199	279,291
	Number of Shares	Value (000's)
Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc.*	984,640	$162,515
Electrical Equipment 0.3%
AZZ, Inc.	618,924	25,543
Electronic Equipment, Instruments & Components 5.6%
Cognex Corp.	2,055,095	92,644
Littelfuse, Inc.	736,147	114,890
nLight, Inc.*	924,223	11,941
Novanta, Inc.*	1,255,487	94,161
Rogers Corp.*(a)	1,247,581	165,205
Zebra Technologies Corp. Class A*	482,997	99,029
		577,870
Energy Equipment & Services 1.1%
Apergy Corp.*	1,224,165	31,804
Cactus, Inc. Class A*	1,400,794	35,678
Pason Systems, Inc.	3,779,391	44,764
		112,246
Food & Staples Retailing 0.3%
Grocery Outlet Holding Corp.*	736,228	29,780
Food Products 2.1%
Calavo Growers, Inc.	683,644	60,605
J & J Snack Foods Corp.	380,810	73,519
Lancaster Colony Corp.	576,630	84,131
		218,255
Health Care Equipment & Supplies 8.8%
Atrion Corp.(a)	116,385	90,449
Cantel Medical Corp.	1,210,954	111,323
Haemonetics Corp.*	1,503,119	200,711
Heska Corp.*	382,967	26,880
IDEXX Laboratories, Inc.*	591,483	171,376
Neogen Corp.*	750,094	52,897
West Pharmaceutical Services, Inc.	1,668,314	242,673
		896,309
Health Care Providers & Services 3.3%
Chemed Corp.	484,360	207,999
Henry Schein, Inc.*	166,041	10,232

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

	Number of Shares	Value (000's)
National Research Corp.	359,619	$23,026
U.S. Physical Therapy, Inc.(a)	739,606	98,752
		340,009
Health Care Technology 0.1%
Simulations Plus, Inc.	224,070	8,091
Hotels, Restaurants & Leisure 0.7%
Texas Roadhouse, Inc.	1,439,214	74,062
Household Products 2.6%
Church & Dwight Co., Inc.	1,838,030	146,638
WD-40 Co.	649,182	118,346
		264,984
Industrial Conglomerates 0.3%
Raven Industries, Inc.	999,973	29,169
Insurance 1.8%
AMERISAFE, Inc.(a)	1,040,545	71,485
RLI Corp.	1,266,451	115,969
		187,454
IT Services 1.3%
Computer Services, Inc.	120,870	5,197
Jack Henry & Associates, Inc.	881,519	127,785
		132,982
Life Sciences Tools & Services 2.5%
Bio-Techne Corp.	937,153	179,530
ICON PLC*	522,322	80,537
		260,067
Machinery 5.8%
Graco, Inc.	1,344,972	61,290
Kadant, Inc.	232,079	19,098
Lindsay Corp.	457,440	40,374
Middleby Corp.*	690,039	75,670
Nordson Corp.	642,633	87,372
RBC Bearings, Inc.*	998,052	159,219
Toro Co.	2,046,527	147,371
		590,394
Media 2.7%
Cable One, Inc.	68,532	88,929
Gray Television, Inc.*	2,398,429	36,696
	Number of Shares	Value (000's)
Nexstar Media Group, Inc. Class A	1,548,553	$153,136
		278,761
Multiline Retail 0.4%
Ollie's Bargain Outlet Holdings, Inc.*	672,760	37,305
Oil, Gas & Consumable Fuels 1.1%
Matador Resources Co.*	3,394,420	53,123
WPX Energy, Inc.*	4,989,136	53,683
		106,806
Paper & Forest Products 0.7%
Stella-Jones, Inc.(b)	2,347,673	69,104
Professional Services 1.8%
Exponent, Inc.(a)	2,614,602	185,349
Real Estate Management & Development 1.0%
FirstService Corp.	981,269	101,944
Semiconductors & Semiconductor Equipment 3.7%
Cabot Microelectronics Corp.	1,050,117	130,897
MKS Instruments, Inc.	963,791	75,455
Power Integrations, Inc.(a)	1,983,657	176,585
		382,937
Software 11.5%
Altair Engineering, Inc. Class A*	1,347,187	46,289
Aspen Technology, Inc. *	2,134,276	284,286
Fair Isaac Corp.*	724,653	255,600
Manhattan Associates, Inc.*	2,992,169	247,243
Model N, Inc.*	1,070,171	30,639
Qualys, Inc.*	1,606,299	127,893
Tyler Technologies, Inc.*	730,025	187,281
		1,179,231
Specialty Retail 3.3%
Asbury Automotive Group, Inc.*	788,543	74,360
	Number of Shares	Value (000's)
Floor & Decor Holdings, Inc. Class A*	1,351,901	$66,540
Lithia Motors, Inc. Class A	529,237	69,367
Monro, Inc.	931,689	72,411
Tractor Supply Co.	555,319	56,576
		339,254
Trading Companies & Distributors 1.8%
Applied Industrial Technologies, Inc.	373,512	19,942
Richelieu Hardware Ltd.(b)	1,577,672	30,335
SiteOne Landscape Supply, Inc.*	632,930	49,495
Watsco, Inc.	500,157	81,801
		181,573
Total Common Stocks (Cost $5,467,822)		10,144,365
Short-Term Investments 0.8%
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(c)	5,558,295	5,558
State Street Institutional Treasury Plus Money Market Fund Premier Class, 2.05%(c)	78,176,191	78,176
Total Short-Term Investments (Cost $83,734)		83,734
Total Investments 99.8% (Cost $5,551,556)		10,228,099
Other Assets Less Liabilities 0.2%		18,477
Net Assets 100.0%		$10,246,576

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2019 amounted to approximately $99,439,000, which represents 1.0% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Paper & Forest Products	$—	$69,104	$—	$69,104
Trading Companies & Distributors	151,238	30,335	—	181,573
Other Common Stocks(a)	9,893,688	—	—	9,893,688
Total Common Stocks	10,044,926	99,439	—	10,144,365
Short-Term Investments	—	83,734	—	83,734
Total Investments	$10,044,926	$183,173	$—	$10,228,099

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 97.9%
Australia 0.7%
Insurance Australia Group Ltd.	4,460	$24
Belgium 0.8%
KBC Group NV	490	28
Canada 4.9%
Alimentation Couche-Tard, Inc. Class B	731	46
Kinaxis, Inc.*	804	47
Suncor Energy, Inc.	678	20
Waste Connections, Inc.	682	62
		175
China 1.8%
Alibaba Group Holding Ltd. ADR*	360	63
Germany 3.5%
Continental AG	165	20
Gerresheimer AG	351	27
Infineon Technologies AG	2,210	38
SAP SE ADR	318	38
		123
Hong Kong 3.6%
AIA Group Ltd.	4,400	43
Haier Electronics Group Co. Ltd.	10,350	27
Techtronic Industries Co. Ltd.	8,500	59
		129
Ireland 1.6%
CRH PLC	1,126	37
Kerry Group PLC Class A	165	20
		57
Israel 1.3%
Check Point Software Technologies Ltd.*	416	45
Japan 8.6%
Bridgestone Corp.	730	28
Daikin Industries Ltd.	350	43
Hoya Corp.	500	41
Ichigo, Inc.	11,100	45
Kao Corp.	200	14
Kose Corp.	325	56
Sanwa Holdings Corp.	3,050	34
Toyota Motor Corp.	700	46
		307
	Number of Shares	Value (000's)
Mexico 0.5%
Infraestructura Energetica Nova SAB de CV	4,528	$19
Netherlands 6.3%
AerCap Holdings NV*	1,043	56
ASML Holding NV	337	75
Heineken NV	263	28
Intertrust NV(a)	1,118	23
NXP Semiconductors NV	420	43
		225
Norway 0.7%
Sbanken ASA(a)	3,492	24
Singapore 0.9%
DBS Group Holdings Ltd.	1,900	34
Sweden 0.8%
Assa Abloy AB Class B	1,301	27
Switzerland 7.9%
Cie Financiere Richemont SA	408	32
Givaudan SA	9	24
Julius Baer Group Ltd.*	835	33
Lonza Group AG*	101	36
Novartis AG	306	27
Roche Holding AG	151	41
SGS SA	10	25
Sonova Holding AG	264	61
		279
United Kingdom 7.6%
Aon PLC	267	52
Bunzl PLC	964	24
Compass Group PLC	1,833	46
Fevertree Drinks PLC	1,060	29
Linde PLC	148	28
Prudential PLC	1,772	30
RELX PLC	1,272	30
St. James's Place PLC	2,604	29
		268
United States 46.4%
Activision Blizzard, Inc.	865	44
Alexion Pharmaceuticals, Inc.*	434	44
Alphabet, Inc. Class A*	29	35
	Number of Shares	Value (000's)
Alphabet, Inc. Class C*	29	$34
Amazon.com, Inc.*	58	103
Apple, Inc.	329	69
BlackRock, Inc.	100	42
Cabot Oil & Gas Corp.	1,755	30
CDW Corp.	410	47
Centene Corp.*	795	37
Cognex Corp.	740	33
Comerica, Inc.	396	24
Core Laboratories NV	111	4
CVS Health Corp.	506	31
EOG Resources, Inc.	453	34
Estee Lauder Cos., Inc. Class A	343	68
Expedia Group, Inc.	113	15
Exxon Mobil Corp.	578	40
Ferguson PLC	781	57
Fidelity National Information Services, Inc.	463	63
First Republic Bank	279	25
Gilead Sciences, Inc.	543	34
Graco, Inc.	970	44
Halliburton Co.	535	10
Henry Schein, Inc.*	620	38
Intercontinental Exchange, Inc.	715	67
JPMorgan Chase & Co.	505	56
Kontoor Brands, Inc.*	57	2
Medtronic PLC	566	61
Motorola Solutions, Inc.	130	24
RPM International, Inc.	670	45
Samsonite International SA(a)	16,195	31
Sealed Air Corp.	890	35
Sensata Technologies Holding PLC*	1,469	67
Service Corp. International	734	34
SVB Financial Group*	118	23
T-Mobile US, Inc.*	700	55
VF Corp.	410	34
Visa, Inc. Class A	416	75
Western Digital Corp.	585	34
		1,648
Total Common Stocks (Cost $2,882)		3,475

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 3.5%
Investment Companies 3.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(b) (Cost $124)	124,472	$124
Total Investments 101.4% (Cost $3,006)		3,599
Liabilities Less Other Assets (1.4)%		(51)
Net Assets 100.0%		$3,548

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $78,000, which represents 2.2% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2019.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$213	6.0%
Internet & Direct Marketing Retail	181	5.1%
Capital Markets	171	4.8%
Health Care Equipment & Supplies	163	4.6%
Semiconductors & Semiconductor Equipment	156	4.4%
Insurance	149	4.2%
IT Services	138	3.9%
Personal Products	138	3.9%
Trading Companies & Distributors	137	3.9%
Software	130	3.7%
Oil, Gas & Consumable Fuels	124	3.5%
Health Care Providers & Services	106	3.0%
Building Products	104	2.9%
Technology Hardware, Storage & Peripherals	103	2.9%
Machinery	103	2.9%
Textiles, Apparel & Luxury Goods	99	2.8%
Chemicals	97	2.7%
Electronic Equipment, Instruments & Components	80	2.2%
Biotechnology	78	2.2%
Professional Services	78	2.2%
Interactive Media & Services	69	1.9%
Pharmaceuticals	68	1.9%
Electrical Equipment	67	1.9%
Life Sciences Tools & Services	63	1.8%
Commercial Services & Supplies	62	1.7%
Beverages	57	1.6%
Wireless Telecommunication Services	55	1.5%
Auto Components	48	1.4%
Automobiles	46	1.3%
Food & Staples Retailing	46	1.3%
Hotels, Restaurants & Leisure	46	1.3%
Real Estate Management & Development	45	1.3%
Entertainment	44	1.2%
Construction Materials	37	1.0%
Containers & Packaging	35	1.0%
Diversified Consumer Services	34	1.0%
Household Durables	27	0.8%
Communications Equipment	24	0.7%
Food Products	20	0.6%
Gas Utilities	19	0.5%
Energy Equipment & Services	15	0.4%
Short-Term Investments and Other Liabilities—Net	73	2.1%
	$3,548	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,475	$—	$—	$3,475
Short-Term Investments	—	124	—	124
Total Investments	$3,475	$124	$—	$3,599

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 100.0%
Australia 5.3%
Dexus	7,113	$62
Goodman Group	12,214	119
GPT Group	9,263	40
		221
Belgium 2.0%
Shurgard Self Storage SA	2,582	85
Canada 3.6%
Allied Properties Real Estate Investment Trust	1,176	46
Brookfield Asset Management, Inc. Class A	715	37
Canadian Apartment Properties REIT	1,657	67
		150
France 1.8%
ICADE	833	74
Germany 1.9%
ADLER Real Estate AG*	3,073	39
LEG Immobilien AG	345	40
		79
Hong Kong 5.1%
CK Asset Holdings Ltd.	14,487	98
Sun Hung Kai Properties Ltd.	8,250	117
		215
Japan 11.7%
Comforia Residential REIT, Inc.	18	57
Japan Real Estate Investment Corp.	10	66
Mitsubishi Estate Co. Ltd.	3,950	76
Mitsui Fudosan Co. Ltd.	5,191	124
Nippon Accommodations Fund, Inc.	17	107
Sumitomo Realty & Development Co. Ltd.	1,521	57
		487
	Number of Shares	Value (000's)
Singapore 2.4%
Ascendas Real Estate Investment Trust	18,159	$40
CapitaLand Ltd.	24,300	61
		101
Spain 1.3%
Merlin Properties Socimi SA	3,938	53
Sweden 1.5%
Hufvudstaden AB, A Shares	3,385	63
United Kingdom 8.2%
Safestore Holdings PLC	9,127	74
SEGRO PLC	15,870	152
UNITE Group PLC	9,254	118
		344
United States 55.2%
American Homes 4 Rent Class A	3,288	84
American Tower Corp.	874	201
Apartment Investment & Management Co. Class A	1,477	75
Crown Castle International Corp.	773	112
CyrusOne, Inc.	1,123	83
Digital Realty Trust, Inc.	486	60
Douglas Emmett, Inc.	1,464	62
Equinix, Inc.	263	146
Equity Lifestyle Properties, Inc.	1,062	143
Equity Residential	1,587	135
Essex Property Trust, Inc.	346	111
Extra Space Storage, Inc.	411	50
HCP, Inc.	1,722	60
Healthcare Trust of America, Inc. Class A	1,437	41
Highwoods Properties, Inc.	656	28
Hyatt Hotels Corp. Class A	416	30
Liberty Property Trust	1,162	61
Macerich Co.	669	19
National Retail Properties, Inc.	1,542	87
	Number of Shares	Value (000's)
Prologis, Inc.	1,518	$127
Public Storage	423	112
Regency Centers Corp.	927	60
SBA Communications Corp.	368	97
Simon Property Group, Inc.	365	54
SL Green Realty Corp.	640	51
Spirit Realty Capital, Inc.	1,150	55
Welltower, Inc.	995	89
Weyerhaeuser Co.	2,672	70
		2,303
Total Common Stocks (Cost $3,628)		4,175
Short-Term Investments 1.6%
Investment Companies 1.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(a) (Cost $67)	67,038	67
Total Investments 101.6% (Cost $3,695)		4,242
Liabilities Less Other Assets (1.6)%		(68)
Net Assets 100.0%		$4,174

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2019.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Specialty REITs	$1,094	26.2%
Industrial & Office REITs	808	19.4%
Real Estate Holding & Development	797	19.1%
Residential REITs	779	18.7%
Retail REITs	315	7.5%
Diversified REITs	234	5.6%
Hotel & Lodging REITs	148	3.5%
Short-Term Investments and Other Liabilities—Net	(1)	(0.0)%
	$4,174	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,175	$—	$—	$4,175
Short-Term Investments	—	67	—	67
Total Investments	$4,175	$67	$—	$4,242

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 94.9%
Air Freight & Logistics 4.9%
ZTO Express Cayman, Inc. ADR	122,227	$2,507
Auto Components 0.7%
Minth Group Ltd.	114,000	345
Automobiles 5.6%
Brilliance China Automotive Holdings Ltd.	1,128,000	1,198
Guangzhou Automobile Group Co. Ltd., H Shares	1,644,000	1,657
		2,855
Banks 10.3%
China Construction Bank Corp., H Shares	3,863,000	2,867
China Merchants Bank Co. Ltd., H Shares	195,000	888
Industrial & Commercial Bank of China Ltd., H Shares	2,415,000	1,525
		5,280
Beverages 6.6%
China Resources Beer Holdings Co. Ltd.	194,000	1,101
Kweichow Moutai Co. Ltd. Class A	14,500	2,318
		3,419
Commercial Services & Supplies 2.9%
China Everbright International Ltd.	1,909,370	1,498
Construction Materials 5.1%
Anhui Conch Cement Co. Ltd. Class A	328,000	1,810
China National Building Material Co. Ltd., H Shares	954,000	818
		2,628
	Number of Shares	Value (000's)
Electrical Equipment 0.5%
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	63,400	$252
Food Products 3.5%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	450,400	1,806
Hotels, Restaurants & Leisure 2.6%
Huazhu Group Ltd. ADR	22,814	753
Yum China Holdings, Inc.	13,200	600
		1,353
Household Durables 5.4%
Gree Electric Appliances, Inc. of Zhuhai Class A	97,495	757
Haier Smart Home Co. Ltd. Class A	901,800	2,008
		2,765
Independent Power and Renewable Electricity Producers 0.3%
China Everbright Greentech Ltd.(a)	271,469	166
Insurance 9.8%
China Pacific Insurance Group Co. Ltd., H Shares	418,600	1,676
China Taiping Insurance Holdings Co. Ltd.	636,400	1,434
Ping An Insurance Group Co. of China Ltd., H Shares	170,500	1,955
		5,065
Interactive Media & Services 8.4%
Tencent Holdings Ltd.	103,900	4,304
Internet & Direct Marketing Retail 10.8%
Alibaba Group Holding Ltd. ADR*	28,900	5,058
Baozun, Inc. ADR*	10,752	492
		5,550
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 2.4%
China Petroleum & Chemical Corp., H Shares	2,068,000	$1,211
Pharmaceuticals 5.6%
China Medical System Holdings Ltd.	796,000	993
CSPC Pharmaceutical Group Ltd.	936,000	1,872
		2,865
Real Estate Management & Development 5.7%
China Resources Land Ltd.	484,000	1,969
Longfor Group Holdings Ltd.(a)	270,500	965
		2,934
Textiles, Apparel & Luxury Goods 3.8%
Shenzhou International Group Holdings Ltd.	145,200	1,972
Total Common Stocks (Cost $51,323)		48,775
Short-Term Investments 0.7%
Investment Companies 0.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(b) (Cost $381)	381,258	381
Total Investments 95.6% (Cost $51,704)		49,156
Other Assets Less Liabilities 4.4%		2,259
Net Assets 100.0%		$51,415

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $1,131,000, which represents 2.2% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$48,775	$—	$—	$48,775
Short-Term Investments	—	381	—	381
Total Investments	$48,775	$381	$—	$49,156

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 95.3%
Aerospace & Defense 3.2%
Boeing Co.	43,820	$15,954
General Dynamics Corp.	100,600	19,242
Raytheon Co.	28,595	5,299
		40,495
Airlines 2.0%
Delta Air Lines, Inc.(a)	438,540	25,374
Biotechnology 2.1%
Gilead Sciences, Inc.	305,020	19,381
Moderna, Inc.*(b)	434,549	6,835
		26,216
Capital Markets 10.2%
BlackRock, Inc.	47,585	20,107
Blackstone Group, Inc. Class A	604,420	30,076
Brookfield Asset Management, Inc. Class A(b)	680,175	35,104
CME Group, Inc.	99,940	21,716
S&P Global, Inc.	64,070	16,670
Tradeweb Markets, Inc. Class A	118,590	5,051
		128,724
Chemicals 2.4%
Ashland Global Holdings, Inc.	418,220	30,630
Commercial Services 1.7%
LegalZoom.com, Inc.*(c)(d)(k)	2,176,736	21,438
Diversified Consumer Services 0.5%
OneSpaWorld Holdings Ltd.*	399,680	6,275
Electric Utilities 1.5%
NextEra Energy, Inc.	87,345	19,136
Electronic Equipment, Instruments & Components 2.4%
CDW Corp.	259,340	29,954
Entertainment 4.2%
Activision Blizzard, Inc.	557,675	28,219
Spotify Technology SA*	181,950	24,554
		52,773
	Number of Shares	Value (000's)
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	64,655	$19,058
Walmart, Inc.	30,000	3,428
		22,486
Food Products 1.5%
Conagra Brands, Inc.(a)	650,980	18,462
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	129,445	11,385
Medtronic PLC	210,385	22,698
		34,083
Health Care Providers & Services 3.9%
CVS Health Corp.	223,295	13,603
Humana, Inc.	64,940	18,392
UnitedHealth Group, Inc.	73,040	17,091
		49,086
Holding Companies—Diversified 0.2%
Act II Global Acquisition Corp.*(e)	288,800	2,943
Hotels, Restaurants & Leisure 3.2%
Domino's Pizza, Inc.	20,675	4,690
McDonald's Corp.	160,500	34,984
		39,674
Interactive Media & Services 8.6%
Alphabet, Inc. Class A*	55,370	65,920
Facebook, Inc. Class A*	227,065	42,159
		108,079
Internet & Direct Marketing Retail 7.1%
Alibaba Group Holding Ltd. ADR*	34,840	6,098
Amazon.com, Inc*	27,685	49,177
Booking Holdings, Inc.*	14,610	28,729
Chewy, Inc. Class A*(b)	180,000	5,940
		89,944
	Number of Shares	Value (000's)
IT Services 5.2%
Druva Technologies Pte. Ltd. Ser.4 Preference Shares*(c)(d)(k)	287,787	$1,500
PayPal Holdings, Inc.*	47,150	5,142
Repay Pipe*(c)(k)	1,510,680	18,355
Visa, Inc. Class A(a)	222,200	40,178
		65,175
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	35,920	10,311
Machinery 0.3%
Gates Industrial Corp. PLC*	377,660	3,286
Multi-Utilities 1.7%
Brookfield Infrastructure Partners LP	464,410	21,827
Oil, Gas & Consumable Fuels 1.6%
Enbridge, Inc.	538,625	18,022
Venture Global LNG, Inc. Ser. C*(c)(d)(k)	329	2,303
		20,325
Professional Services 6.4%
Equifax, Inc.	205,840	30,131
IHS Markit Ltd.*	632,955	41,528
Verisk Analytics, Inc.	55,530	8,970
		80,629
Road & Rail 0.6%
CSX Corp.(a)	121,135	8,118
Software 8.1%
Elastic NV*	97,020	8,527
Microsoft Corp.	484,000	66,724
salesforce.com, Inc.*	174,720	27,269
		102,520
Specialty Retail 4.4%
Home Depot, Inc.	68,570	15,628
Hudson Ltd. Class A*	416,650	4,520
Lowe's Cos., Inc.	276,000	30,967
Tractor Supply Co.(a)	44,000	4,483
		55,598
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	184,735	38,562

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 2.2%
NIKE, Inc. Class B	260,000	$21,970
PVH Corp.(a)	79,250	6,007
		27,977
Trading Companies & Distributors 1.7%
HD Supply Holdings, Inc.*	549,000	21,362
Total Common Stocks (Cost $897,593)		1,201,462
Preferred Stocks 0.6%
Food Products 0.6%
Sweetgreen, Inc. Ser. D*(c)(d)(k) (Cost $7,520)	626,667	7,520
Warrants 0.1%
IT Services 0.1%
Repay Pipe Expires 1/1/2025* (Cost $—)	1,510,680	1,163
Total Options Purchased(f) 0.1% (Cost $1,452)		1,777
	Number of Shares	Value (000's)
Short-Term Investments 7.5%
Investment Companies 7.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(g)(h)	51,395,971	$51,396
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(g)(i)	43,104,368	43,104
Total Short-Term Investments (Cost $94,500)		94,500
Total Investments 103.6% (Cost $1,001,065)		1,306,422
Liabilities Less Other Assets(j) (3.6)%		(45,016)
Net Assets 100.0%		$1,261,406

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $42,609,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2019 amounted to approximately $51,116,000, which represents 4.1% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Illiquid security.

(f)  See "Purchased option contracts" under Derivative Instruments.

(g)  Represents 7-day effective yield as of August 31, 2019.

(h)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $51,396,000.

(i)  Represents investment of cash collateral received from securities lending.

(j)  Includes the impact of the Fund's open positions in derivatives at August 31, 2019.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(k)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At August 31, 2019, these securities amounted to approximately $51,116,000, which represents 4.1% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2019	Fair Value Percentage of Net Assets as of 8/31/2019
Druva Technologies Pte. Ltd.	6/14/2019	$1,500	0.1%	$1,500	0.1%
LegalZoom.com, Inc.	8/22/2018	21,438	1.7%	21,438	1.7%
Repay Pipe	7/10/2019	15,107	1.2%	18,355	1.5%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	7,520	0.6%	7,520	0.6%
Venture Global LNG, Inc.	11/21/2018	2,303	0.2%	2,303	0.2%
Total		$47,868	3.8%	$51,116	4.1%

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
Blackstone Group, Inc.	457	$2,274,032	$47	9/20/2019	$143,955
Chemicals
Ashland Global Holdings, Inc.	1,096	8,027,104	75	10/18/2019	230,160
Health Care Providers & Services
CVS Health Corp.	650	3,959,800	60	2/21/2020	310,375
Machinery
Deere & Co.	360	5,576,760	170	1/17/2020	173,700
Professional Services
Equifax, Inc.	366	5,357,508	130	10/18/2019	649,650
Road & Rail
CSX Corp.	424	2,841,648	72.5	1/17/2020	90,948
Textiles, Apparel & Luxury Goods
PVH Corp.	295	2,236,100	110	9/20/2019	—	(a)(b)
Total calls					$1,598,788
Puts
Trading Companies & Distributors
HD Supply Holdings, Inc.	2,095	$8,151,645	$37.5	9/20/2019	$178,075
Total puts					$178,075
Total options purchased (cost $1,452,245)					$1,776,863

(a)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

Written option contracts ("options written")

At August 31, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Trading Companies & Distributors
HD Supply Holdings, Inc.	2,095	$(8,151,645)	$42.5	3/20/2020	$(398,050)
Total calls					$(398,050)
Puts
Chemicals
Ashland Global Holdings, Inc.	1,096	$(8,027,104)	$65	1/17/2020	$(178,100)
Ashland Global Holdings, Inc.	457	(3,347,068)	75	1/17/2020	(251,350)
					(429,450)
Machinery
Deere & Co.	360	(5,576,760)	135	3/20/2020	(220,500)
Specialty Retail
Party City Holdco, Inc.	5,200	(2,444,000)	7.5	10/18/2019	(1,482,000)
Textiles, Apparel & Luxury Goods
PVH Corp.	745	(5,647,100)	55	1/17/2020	(80,088)
Total puts					$(2,212,038)
Total options written (premium received $1,492,274)					$(2,610,088)

For the year ended August 31, 2019, the Fund had an average market value of $1,120,835 in options purchased and $(1,825,674) in options written. At August 31, 2019, the Fund had securities pledged in the amount of $28,638,341 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$21,438	$21,438
IT Services	45,320	18,355	1,500	65,175
Oil, Gas & Consumable Fuels	18,022	—	2,303	20,325
Other Common Stocks(a)	1,094,524	—	—	1,094,524
Total Common Stocks	1,157,866	18,355	25,241	1,201,462
Preferred Stocks(a)	—	—	7,520	7,520
Warrants(a)	1,163	—	—	1,163
Options Purchased(b)	1,777	—	—	1,777
Short-Term Investments	—	94,500	—	94,500
Total Investments	$1,160,806	$112,855	$32,761	$1,306,422

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2019
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$22,812	$—	$—	$(1,374)	$—	$—	$—	$—	$21,438	$—
IT Services	—	—	—	—	1,500	—	—	—	1,500	—
Oil, Gas & Consumable Fuels	—	—	—	—	2,303	—	—	—	2,303	—
Preferred Stocks
Food Products	—	—	—	—	7,520	—	—	—	7,520	—
Health Care	10,698	—	—	(1,268)	—	(9,430)	—	—	—	—
Total	$33,510	$—	$—	$(2,642)	$11,323	$(9,430)	$—	$—	$32,761	$—

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2019.

Asset class	Fair value at 8/31/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from Increase in input(a)
Common Stocks	$1,500,003	Market Approach	Transaction Price	$5.21	$5.21	Increase
Common Stocks	2,303,000	Market Approach	Transaction Price	7,000.00	7,000.00	Increase
Common Stocks	21,437,585	Market Approach	Adjusted Transaction Price	9.85	9.85	Increase
Preferred Stocks	7,520,004	Market Approach	Transaction Price	12.00	12.00	Increase

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(a)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2019:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(2,610)	$—	$—	$(2,610)
Total	$(2,610)	$—	$—	$(2,610)

(a)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2019
Other Financial Instruments: (000's omitted)
Options Written(b)
Food Products	$—	$—	$56	$(56)	$—	$—	$—	$—	$—	$—
Total	$—	$—	$56	$(56)	$—	$—	$—	$—	$—	$—

(b)  At the beginning of the year, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at August 31, 2019.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 99.5%
Australia 0.7%
Insurance Australia Group Ltd.	2,320,960	$12,598
Austria 1.2%
BAWAG Group AG*(a)	550,987	20,904
Belgium 1.2%
KBC Group NV	371,630	21,500
Canada 3.5%
Alimentation Couche-Tard, Inc. Class B	368,503	23,194
Kinaxis, Inc.*	391,093	22,783
Suncor Energy, Inc.	583,923	17,078
		63,055
China 1.9%
Alibaba Group Holding Ltd. ADR*	196,469	34,388
Finland 0.7%
Huhtamaki OYJ	334,225	12,901
France 4.8%
Air Liquide SA	89,503	12,458
Arkema SA	110,285	9,667
Pernod-Ricard SA	212,408	40,550
TOTAL SA	457,481	22,822
		85,497
Germany 10.4%
Brenntag AG	443,308	21,355
Continental AG	114,854	13,855
CTS Eventim AG & Co. KGaA	555,020	30,378
Deutsche Boerse AG	88,352	12,987
Gerresheimer AG	354,540	26,750
Infineon Technologies AG	1,370,380	23,718
SAP SE ADR	270,054	32,177
Scout24 AG*(a)	319,914	18,916
Stabilus SA	132,155	5,935
		186,071
Hong Kong 3.5%
AIA Group Ltd.	1,761,600	17,132
HKBN Ltd.	6,139,300	11,009
Techtronic Industries Co. Ltd.	4,913,800	33,969
		62,110
	Number of Shares	Value (000's)
Ireland 3.2%
CRH PLC	700,372	$23,325
Kerry Group PLC Class A	277,465	33,026
		56,351
Israel 1.3%
Check Point Software Technologies Ltd.*	215,146	23,171
Italy 0.7%
Nexi SpA*(a)	1,223,715	13,331
Japan 16.3%
Bridgestone Corp.	687,200	26,218
Daikin Industries Ltd.	236,400	29,273
Hoya Corp.	272,300	22,169
Ichigo, Inc.	7,693,200	30,994
Kao Corp.	181,800	13,133
Keyence Corp.	30,400	17,999
Kose Corp.	171,300	29,427
Persol Holdings Co. Ltd.	484,000	9,827
Sanwa Holdings Corp.	1,954,800	21,750
Shionogi & Co. Ltd.	396,000	21,229
SMC Corp.	41,900	15,832
TechnoPro Holdings, Inc.	238,700	13,863
Terumo Corp.	473,400	13,756
Toyota Motor Corp.	383,700	25,138
		290,608
Luxembourg 0.8%
Befesa SA(a)	442,689	15,083
Mexico 0.7%
Infraestructura Energetica Nova SAB de CV*	2,985,750	12,586
Netherlands 8.2%
AerCap Holdings NV*	612,964	32,867
ASML Holding NV	223,098	49,591
Heineken NV	302,123	32,129
Intertrust NV(a)	708,085	14,685
NXP Semiconductors NV	166,570	17,013
		146,285
Norway 0.7%
Sbanken ASA(a)(b)	1,817,945	12,569
	Number of Shares	Value (000's)
Portugal 1.0%
Galp Energia SGPS SA	1,190,560	$17,089
Singapore 1.2%
DBS Group Holdings Ltd.	1,200,500	21,220
Sweden 0.8%
Assa Abloy AB Class B	665,992	13,904
Switzerland 14.2%
Alcon, Inc.*	37,479	2,283
Cie Financiere Richemont SA	171,559	13,312
Givaudan SA	5,259	14,219
Julius Baer Group Ltd.*	466,879	18,458
Lonza Group AG*	49,393	17,457
Novartis AG	304,407	27,376
Partners Group Holding AG	31,628	25,647
Roche Holding AG	103,967	28,425
SGS SA	7,203	17,685
SIG Combibloc Group AG*	1,403,196	18,516
Sonova Holding AG	133,355	30,949
Tecan Group AG	97,246	23,345
UBS Group AG*	1,441,864	15,223
		252,895
United Kingdom 18.1%
Aon PLC	158,246	30,834
Biffa PLC(a)	2,510,726	6,067
Bunzl PLC	1,236,268	30,281
Clinigen Group PLC	1,779,993	19,168
Compass Group PLC	1,449,886	36,749
DCC PLC	240,369	20,427
Electrocom- ponents PLC	1,875,896	13,262
Fevertree Drinks PLC	570,662	15,693
London Stock Exchange Group PLC	284,873	24,105
Prudential PLC	1,354,793	22,552
Reckitt Benckiser Group PLC	293,711	22,869
RELX PLC	1,122,162	26,852
Rentokil Initial PLC	3,315,320	18,161
Spectris PLC	383,309	10,779
St. James's Place PLC	1,670,513	18,656
Trainline PLC*(a)	1,037,484	6,003
		322,458
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

	Number of Shares	Value (000's)
United States 4.4%
Core Laboratories NV	54,033	$2,139
Ferguson PLC	398,604	29,315
Samsonite International SA(a)	11,287,048	21,335
Sensata Technologies Holding PLC*	565,443	25,773
		78,562
Total Common Stocks (Cost $1,690,118)		1,775,136
	Number of Shares	Value (000's)
Short-Term Investments 0.2%
Investment Companies 0.2%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(c) (Cost $4,506)	4,506,033	$4,506
Total Investments 99.7% (Cost $1,694,624)		1,779,642
Other Assets Less Liabilities 0.3%		4,774
Net Assets 100.0%		$1,784,416

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $128,893,000, which represents 7.2% of net assets of the Fund.

(b)  Illiquid security.

(c)  Represents 7-day effective yield as of August 31, 2019.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$115,076	6.4%
Trading Companies & Distributors	113,818	6.4%
Semiconductors & Semiconductor Equipment	90,322	5.1%
Beverages	88,372	5.0%
Life Sciences Tools & Services	86,720	4.9%
Insurance	83,116	4.7%
Professional Services	82,912	4.6%
Software	78,131	4.4%
Pharmaceuticals	77,030	4.3%
Banks	76,193	4.3%
Health Care Equipment & Supplies	69,157	3.9%
Building Products	64,927	3.6%
Oil, Gas & Consumable Fuels	56,989	3.2%
Machinery	55,736	3.1%
Personal Products	42,560	2.4%
Electronic Equipment, Instruments & Components	42,040	2.4%
Internet & Direct Marketing Retail	40,391	2.3%
Auto Components	40,073	2.2%
Commercial Services & Supplies	39,311	2.2%
Hotels, Restaurants & Leisure	36,749	2.1%
Chemicals	36,344	2.0%
Textiles, Apparel & Luxury Goods	34,647	1.9%
Food Products	33,026	1.9%
Containers & Packaging	31,417	1.8%
Real Estate Management & Development	30,994	1.7%
Entertainment	30,378	1.7%
Electrical Equipment	25,773	1.4%
Automobiles	25,138	1.4%
Construction Materials	23,325	1.3%
Food & Staples Retailing	23,194	1.3%
Household Products	22,869	1.3%
Industrial Conglomerates	20,427	1.1%
Interactive Media & Services	18,916	1.1%
IT Services	13,331	0.7%
Gas Utilities	12,586	0.7%
Diversified Telecommunication Services	11,009	0.6%
Energy Equipment & Services	2,139	0.1%
Short-Term Investments and Other Assets—Net	9,280	0.5%
	$1,784,416	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,775,136	$—	$—	$1,775,136
Short-Term Investments	—	4,506	—	4,506
Total Investments	$1,775,136	$4,506	$—	$1,779,642

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 96.8%
Australia 0.7%
Insurance Australia Group Ltd.	230,124	$1,249
Austria 1.3%
BAWAG Group AG*(a)	56,700	2,151
Belgium 1.2%
KBC Group NV	34,610	2,002
Canada 2.4%
Alimentation Couche-Tard, Inc. Class B	34,784	2,189
Suncor Energy, Inc.	65,434	1,914
		4,103
China 2.3%
Alibaba Group Holding Ltd. ADR*	22,489	3,936
France 6.9%
Air Liquide SA	10,403	1,448
Arkema SA	11,166	979
L'Oreal SA	6,590	1,801
Pernod-Ricard SA	16,246	3,101
Schneider Electric SE	16,507	1,382
TOTAL SA	58,330	2,910
		11,621
Germany 10.6%
Brenntag AG	41,163	1,983
Continental AG	10,827	1,306
CTS Eventim AG & Co. KGaA	51,217	2,803
Deutsche Boerse AG	11,375	1,672
Gerresheimer AG	39,147	2,954
Infineon Technologies AG	129,375	2,239
SAP SE ADR	27,614	3,290
Scout24 AG*(a)	29,687	1,756
		18,003
Hong Kong 3.3%
AIA Group Ltd.	208,300	2,026
Techtronic Industries Co. Ltd.	524,600	3,626
		5,652
	Number of Shares	Value (000's)
Ireland 3.4%
CRH PLC	79,544	$2,649
Kerry Group PLC Class A	26,213	3,120
		5,769
Israel 1.8%
Check Point Software Technologies Ltd.*	27,743	2,988
Italy 0.7%
Nexi SpA*(a)	113,655	1,238
Japan 14.8%
Bridgestone Corp.	55,000	2,098
Daikin Industries Ltd.	22,000	2,724
Hoya Corp.	32,500	2,646
Kao Corp.	27,600	1,994
Keyence Corp.	2,800	1,658
Kose Corp.	16,000	2,749
Persol Holdings Co. Ltd.	67,400	1,368
Sanwa Holdings Corp.	181,500	2,019
Shionogi & Co. Ltd.	44,400	2,380
SMC Corp.	4,700	1,776
Terumo Corp.	44,800	1,302
Toyota Motor Corp.	35,700	2,339
		25,053
Netherlands 7.8%
AerCap Holdings NV*	56,954	3,054
ASML Holding NV	23,037	5,121
Heineken NV	32,683	3,476
NXP Semiconductors NV	15,719	1,605
		13,256
Portugal 0.7%
Galp Energia SGPS SA	87,263	1,253
Singapore 1.5%
DBS Group Holdings Ltd.	138,700	2,452
Sweden 1.2%
Assa Abloy AB Class B	61,969	1,294
Swedbank AB, A Shares	59,501	764
		2,058
	Number of Shares	Value (000's)
Switzerland 14.7%
Alcon, Inc.*	5,823	$355
Cie Financiere Richemont SA	16,237	1,260
Givaudan SA	494	1,336
Julius Baer Group Ltd.*	43,078	1,703
Lonza Group AG*	5,860	2,071
Novartis AG	38,416	3,455
Partners Group Holding AG	2,917	2,365
Roche Holding AG	12,176	3,329
SGS SA	832	2,043
SIG Combibloc Group AG*	144,562	1,907
Sonova Holding AG	14,813	3,438
UBS Group AG*	167,462	1,768
		25,030
United Kingdom 16.9%
Aon PLC	14,758	2,876
Bunzl PLC	133,723	3,275
Compass Group PLC	133,142	3,375
DCC PLC	24,307	2,066
Electrocomponents PLC	176,135	1,245
Fevertree Drinks PLC	55,021	1,513
London Stock Exchange Group PLC	26,927	2,278
Prudential PLC	125,589	2,091
Reckitt Benckiser Group PLC	33,357	2,597
RELX PLC	120,147	2,875
Rentokil Initial PLC	313,628	1,718
Spectris PLC	39,227	1,103
St. James's Place PLC	155,522	1,737
		28,749
United States 4.6%
Core Laboratories NV	6,762	268
Ferguson PLC	36,962	2,718
Samsonite International SA(a)	1,047,941	1,981
Sensata Technologies Holding PLC*	60,732	2,768
		7,735
Total Common Stocks (Cost $158,662)		164,298

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 0.5%
Investment Companies 0.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(b) (Cost $926)	926,217	$926
Total Investments 97.3% (Cost $159,588)		165,224
Other Assets Less Liabilities 2.7%		4,584
Net Assets 100.0%		$169,808

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $7,126,000, which represents 4.2% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2019.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$11,523	6.8%
Trading Companies & Distributors	11,030	6.5%
Pharmaceuticals	9,164	5.4%
Semiconductors & Semiconductor Equipment	8,965	5.3%
Insurance	8,242	4.8%
Beverages	8,090	4.8%
Health Care Equipment & Supplies	7,741	4.6%
Banks	7,369	4.3%
Personal Products	6,544	3.8%
Professional Services	6,286	3.7%
Software	6,278	3.7%
Oil, Gas & Consumable Fuels	6,077	3.6%
Building Products	6,037	3.6%
Machinery	5,402	3.2%
Life Sciences Tools & Services	5,025	3.0%
Electrical Equipment	4,150	2.4%
Electronic Equipment, Instruments & Components	4,006	2.4%
Internet & Direct Marketing Retail	3,936	2.3%
Chemicals	3,763	2.2%
Auto Components	3,404	2.0%
Hotels, Restaurants & Leisure	3,375	2.0%
Textiles, Apparel & Luxury Goods	3,241	1.9%
Food Products	3,120	1.8%
Entertainment	2,803	1.7%
Construction Materials	2,649	1.6%
Household Products	2,597	1.5%
Automobiles	2,339	1.4%
Food & Staples Retailing	2,189	1.3%
Industrial Conglomerates	2,066	1.2%
Containers & Packaging	1,907	1.1%
Interactive Media & Services	1,756	1.0%
Commercial Services & Supplies	1,718	1.0%
IT Services	1,238	0.7%
Energy Equipment & Services	268	0.2%
Short-Term Investments and Other Assets—Net	5,510	3.2%
	$169,808	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$164,298	$—	$—	$164,298
Short-Term Investments	—	926	—	926
Total Investments	$164,298	$926	$—	$165,224

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 94.2%
Australia 1.5%
ARB Corp. Ltd.(a)	3,497	$43
Steadfast Group Ltd.	16,975	43
		86
Austria 0.8%
Schoeller-Bleckmann Oilfield Equipment AG	730	46
Belgium 1.1%
Shurgard Self Storage SA	2,015	66
Canada 4.6%
Colliers International Group, Inc.	1,255	85
Computer Modelling Group Ltd.	10,801	55
Enghouse Systems Ltd.	1,711	49
Kinaxis, Inc.*	1,378	80
		269
China 0.6%
Xiabuxiabu Catering Management China Holdings Co. Ltd.*(b)	29,000	37
Denmark 1.5%
Schouw & Co. A/S	808	55
SimCorp A/S	341	32
		87
Finland 1.3%
Kemira OYJ	5,397	76
France 5.7%
Esker SA	488	44
Lectra	2,190	44
Lumibird*	2,396	43
Pharmagest Interactive	607	35
Sopra Steria Group	365	47
Tikehau Capital SCA	1,917	36
Virbac SA*	460	85
		334
Germany 5.1%
Dermapharm Holding SE	1,099	39
Isra Vision AG	1,211	44
Jenoptik AG	1,780	43
	Number of Shares	Value (000's)
Nexus AG	1,372	$43
Stabilus SA	784	35
STRATEC SE	664	47
Washtec AG	842	45
		296
Ireland 1.8%
Applegreen PLC	12,427	69
Uniphar PLC*	5,844	7
Uniphar PLC*	22,077	28
		104
Italy 2.9%
Anima Holding SpA(b)	9,991	36
Carel Industries SpA(b)	6,159	75
Cerved Group SpA	7,518	61
		172
Japan 22.3%
Aeon Delight Co. Ltd.	2,150	66
Amano Corp.	2,900	87
Ariake Japan Co. Ltd.	1,200	91
Azbil Corp.	3,200	82
CKD Corp.	3,100	31
EM Systems Co. Ltd.(a)	1,300	22
Ichigo, Inc.(a)	15,500	62
Konishi Co. Ltd.	2,100	29
Medikit Co. Ltd.	900	56
Nagaileben Co. Ltd.	2,000	39
Nakanishi, Inc.	2,300	38
Nihon Parkerizing Co. Ltd.	2,700	30
Nohmi Bosai Ltd.	4,400	90
Okamoto Industries, Inc.	700	26
Optex Group Co. Ltd.	2,400	32
Prestige International, Inc.	6,000	106
Relo Group, Inc.	3,800	96
SHO-BOND Holdings Co. Ltd.	2,400	84
Shoei Co. Ltd.(a)	1,800	78
Software Service, Inc.	500	52
Sun Frontier Fudousan Co. Ltd.	4,900	56
TKC Corp.	1,100	47
		1,300
Jersey 0.9%
Sanne Group PLC	8,703	55
Korea 0.8%
Dentium Co. Ltd.	800	45
	Number of Shares	Value (000's)
Luxembourg 1.0%
Befesa SA(b)	1,671	$57
Netherlands 2.4%
Corbion NV	2,290	65
Intertrust NV(b)	3,520	73
		138
Norway 2.2%
Borregaard ASA	6,835	69
Sbanken ASA(b)	8,554	59
		128
Singapore 1.7%
Haw Par Corp. Ltd.	9,900	97
Spain 1.3%
Applus Services SA	5,900	78
Sweden 6.2%
Cloetta AB, B Shares	23,254	69
Dustin Group AB(b)	9,470	78
IAR Systems Group AB	1,475	35
KNOW IT AB	1,547	28
Sweco AB, B Shares	3,210	84
Thule Group AB(b)	3,282	65
		359
Switzerland 9.4%
Belimo Holding AG	13	66
Bossard Holding AG Class A	307	42
Inficon Holding AG	92	58
Interroll Holding AG	42	78
Kardex AG	392	55
Komax Holding AG(a)	188	35
Medacta Group SA*(b)	371	29
Medartis Holding AG*(b)	981	43
Tecan Group AG	336	81
VZ Holding AG	207	61
		548
Taiwan 0.6%
Bioteque Corp.	8,000	34
United Kingdom 18.5%
Biffa PLC(b)	24,471	59
Big Yellow Group PLC	5,320	69
Bloomsbury Publishing PLC	10,600	30
Charter Court Financial Services Group PLC(b)	8,195	26
Clinigen Group PLC	7,024	76

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

	Number of Shares	Value (000's)
Craneware PLC	1,250	$28
Dechra Pharmaceuticals PLC	2,489	91
Diploma PLC	3,650	70
Essentra PLC	14,187	69
Games Workshop Group PLC	1,243	66
GB Group PLC	7,036	50
Genus PLC	1,959	63
Gocompare.Com Group PLC	59,273	54
Ideagen PLC	8,120	15
Johnson Service Group PLC	45,807	92
Learning Technologies Group PLC(a)	49,715	75
Restore PLC	15,260	75
Sensyne Health Ltd.*	20,655	37
Trainline PLC*(b)	5,785	34
		1,079
Total Common Stocks (Cost $5,705)		5,491
	Number of Shares	Value (000's)
Short-Term Investments 12.4%
Investment Companies 12.4%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(c)	466,636	$467
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(c)(d)	253,991	254
Total Short-Term Investments (Cost $721)		721
Total Investments 106.6% (Cost $6,426)		6,212
Liabilities Less Other Assets (6.6)%		(383)
Net Assets 100.0%		$5,829

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $241,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2019 amounted to approximately $671,000, which represents 11.5% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2019.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Electronic Equipment, Instruments & Components	$554	9.5%
Commercial Services & Supplies	455	7.8%
Software	424	7.3%
Real Estate Management & Development	365	6.3%
Chemicals	364	6.2%
Health Care Equipment & Supplies	331	5.7%
Pharmaceuticals	312	5.4%
Machinery	279	4.8%
Health Care Technology	217	3.7%
Food Products	215	3.7%
Capital Markets	188	3.2%
Construction & Engineering	168	2.9%
Internet & Direct Marketing Retail	166	2.8%
Life Sciences Tools & Services	157	2.7%
Professional Services	151	2.6%
Leisure Products	131	2.2%
IT Services	122	2.1%
Auto Components	121	2.1%
Trading Companies & Distributors	112	1.9%
Energy Equipment & Services	101	1.7%
Equity Real Estate Investment Trusts	69	1.2%
Specialty Retail	69	1.2%
Building Products	66	1.1%
Biotechnology	63	1.1%
Diversified Financial Services	61	1.1%
Banks	59	1.0%
Insurance	43	0.7%
Hotels, Restaurants & Leisure	37	0.6%
Health Care Providers & Services	35	0.6%
Media	30	0.5%
Thrifts & Mortgage Finance	26	0.5%
Short-Term Investments and Other Liabilities—Net	338	5.8%
	$5,829	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$5,491	$—	$—	$5,491
Short-Term Investments	—	721	—	721
Total Investments	$5,491	$721	$—	$6,212

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2019
Investments in Securities: (000's omitted)
Common Stocks(c)
Ireland	$89	$—	$—	$—	$—	$—	$—	$(89)	$—	$—
Total	$89	$—	$—	$—	$—	$—	$—	$(89)	$—	$—

(c)  At the beginning of the year, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at August 31, 2019.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 97.9%
Aerospace & Defense 3.9%
Mercury Systems, Inc.*	77,947	$6,675
Spirit AeroSystems Holdings, Inc. Class A	130,290	10,501
Teledyne Technologies, Inc.*	22,252	6,867
		24,043
Banks 4.4%
BankUnited, Inc.	170,004	5,399
Comerica, Inc.	66,774	4,117
Huntington Bancshares, Inc.	413,130	5,474
TCF Financial Corp.	198,870	7,668
Texas Capital Bancshares, Inc.*	78,500	4,230
		26,888
Building Products 0.7%
Resideo Technologies, Inc.*	322,200	4,440
Capital Markets 0.0%(a)
Alimco Financial Corp.*(b)	6,537	53
Chemicals 0.5%
Innophos Holdings, Inc.	107,900	3,031
Commercial Services & Supplies 4.4%
Clean Harbors, Inc.*	121,514	8,937
Covanta Holding Corp.	411,900	7,085
Stericycle, Inc.*	247,500	11,110
		27,132
Communications Equipment 6.9%
Ciena Corp.*	594,800	24,345
Infinera Corp.*	1,124,900	5,996
Ribbon Communications, Inc.*	737,999	3,815
Viavi Solutions, Inc.*	590,099	8,197
		42,353
Construction & Engineering 0.7%
Valmont Industries, Inc.	29,300	3,970
	Number of Shares	Value (000's)
Containers & Packaging 6.1%
Avery Dennison Corp.	129,836	$15,005
Crown Holdings, Inc.*	333,726	21,973
		36,978
Electrical Equipment 0.2%
Babcock & Wilcox Enterprises, Inc.*	404,281	1,488
Electronic Equipment, Instruments & Components 4.2%
II-VI, Inc.*	91,130	3,418
Itron, Inc.*	196,231	13,628
OSI Systems, Inc.*	80,200	8,422
		25,468
Energy Equipment & Services 2.2%
Dril-Quip, Inc.*	83,900	3,847
Forum Energy Technologies, Inc.*	519,400	732
ION Geophysical Corp.*	124,331	960
McDermott International, Inc.*	447,571	2,113
Oil States International, Inc.*	182,700	2,519
Patterson-UTI Energy, Inc.	239,200	2,069
TETRA Technologies, Inc.*	664,392	1,103
		13,343
Equity Real Estate Investment Trusts 0.3%
Uniti Group, Inc.	274,800	2,031
Food Products 2.0%
Hain Celestial Group, Inc.*	261,000	4,972
TreeHouse Foods, Inc.*	142,100	7,197
		12,169
Health Care Equipment & Supplies 2.0%
Accuray, Inc.*	1,507,839	4,041
AtriCure, Inc.*	215,100	5,892
Nuvectra Corp.*	185,200	361
OraSure Technologies, Inc.*	271,600	1,792
		12,086
	Number of Shares	Value (000's)
Health Care Providers & Services 4.3%
Acadia Healthcare Co., Inc.*	302,800	$8,012
MEDNAX, Inc.*	216,500	4,564
Molina Healthcare, Inc.*	58,361	7,603
Patterson Cos., Inc.	348,200	5,822
		26,001
Hotels, Restaurants & Leisure 1.5%
International Game Technology PLC	215,200	2,578
SeaWorld Entertainment, Inc.*	225,200	6,533
		9,111
Household Durables 1.4%
Tempur Sealy International, Inc.*	113,200	8,730
Independent Power and Renewable Electricity Producers 4.3%
Atlantic Power Corp.*	1,966,535	4,504
Ormat Technologies, Inc.	127,741	9,487
Vistra Energy Corp.	483,931	12,074
		26,065
IT Services 6.2%
Conduent, Inc.*	690,000	4,492
CoreLogic, Inc.*	250,325	12,116
KBR, Inc.	521,100	13,298
Repay Pipe*(c)(f)	453,947	5,515
Unisys Corp.*	356,700	2,333
		37,754
Life Sciences Tools & Services 6.6%
Charles River Laboratories International, Inc.*	134,071	17,590
Fluidigm Corp.*	1,460,000	8,147
Luminex Corp.	274,400	5,625
NanoString Technologies, Inc.*	338,000	8,612
		39,974

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

	Number of Shares	Value (000's)
Machinery 3.8%
Actuant Corp. Class A	260,775	$5,792
Harsco Corp.*	278,900	4,992
Lydall, Inc.*	235,100	4,728
Twin Disc, Inc.*	119,209	1,205
Welbilt, Inc.*	403,000	6,343
		23,060
Marine 0.0%(a)
Danaos Corp.*	28,382	204
Media 1.3%
Criteo SA ADR*	248,700	4,830
MSG Networks, Inc. Class A*	183,953	3,017
		7,847
Metals & Mining 0.9%
Cleveland-Cliffs, Inc.	710,700	5,643
Pharmaceuticals 0.9%
Amneal Pharmaceuticals, Inc.*	1,003,410	2,559
Intersect ENT, Inc.*	173,388	2,840
Mallinckrodt PLC*	136,200	353
		5,752
Road & Rail 2.9%
Avis Budget Group, Inc.*	217,500	5,388
Hertz Global Holdings, Inc.*	602,717	7,299
Ryder System, Inc.	100,004	4,817
		17,504
Semiconductors & Semiconductor Equipment 9.6%
CEVA, Inc.*	126,000	3,958
Cypress Semiconductor Corp.	250,735	5,769
Entegris, Inc.	112,900	4,835
Impinj, Inc.*	62,100	2,259
MACOM Technology Solutions Holdings, Inc.*	446,418	8,768
Mellanox Technologies Ltd.*	175,000	18,734
Rambus, Inc.*	761,144	9,545
Veeco Instruments, Inc.*	535,300	4,957
		58,825
	Number of Shares	Value (000's)
Software 11.1%
Cloudera, Inc.*	1,048,200	$7,484
FireEye, Inc.*	713,000	9,575
Nuance Communications, Inc.*	897,900	15,094
OneSpan, Inc.*	333,900	4,508
TiVo Corp.	833,030	6,273
Verint Systems, Inc.*	470,261	25,060
		67,994
Specialty Retail 2.5%
Chico's FAS, Inc.	528,800	1,650
Children's Place, Inc.	63,800	5,566
Express, Inc.*	422,800	896
Office Depot, Inc.	1,806,667	2,349
Party City Holdco, Inc.*	934,690	4,393
RTW RetailWinds, Inc.*	235,700	238
		15,092
Technology Hardware, Storage & Peripherals 2.1%
Diebold Nixdorf, Inc.*	610,500	6,844
Quantum Corp.*	185,075	1,109
Stratasys Ltd.*	196,700	4,685
		12,638
Total Common Stocks (Cost $525,785)		597,667
	Principal Amount
Convertible Bonds 0.8%
Electronic Equipment, Instruments & Components 0.8%
Maxwell Technologies, Inc., 5.50%, due 9/15/2022(b)(d) (Cost $4,500)	$4,500,000	4,665
Corporate Bonds 0.3%
Oil & Gas Services 0.3%
SESI LLC, 7.13% due 12/15/2021 (Cost $2,076)	3,000,000	2,115
	Number of Shares	Value (000's)
Warrants 0.1%
Diversified Consumer Services 0.0%(a)
OneSpaWorld Holdings Ltd. Expires 3/19/2024*	55,184	$276
IT Services 0.1%
Repay Pipe Expires 1/1/2025*	453,947	350
Total Warrants (Cost $—)		626
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(e) (Cost $6,098)	6,097,626	6,098
Total Investments 100.1% (Cost $538,459)		611,171
Liabilities Less Other Assets (0.1)%		(382)
Net Assets 100.0%		$610,789

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Illiquid security.

(c)  Security fair valued as of August 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2019 amounted to approximately $5,515,000, which represents 0.9% of net assets of the Fund.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2019, these securities amounted to approximately $4,665,000, which represents 0.8% of net assets of the Fund.

(e)  Represents 7-day effective yield as of August 31, 2019.

(f)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At August 31, 2019, this security amounted to approximately $5,515,000, which represents 0.9% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 8/31/2019	Fair Value Percentage of Net Assets as of 8/31/2019
Repay Pipe	7/10/2019	$4,540	0.7%	$5,515	0.9%
Total		$4,540	0.7%	$5,515	0.9%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
IT Services	$32,239	$5,515	$—	$37,754
Other Common Stocks(a)	559,913	—	—	559,913
Total Common Stocks	592,152	5,515	—	597,667
Convertible Bonds(a)	—	4,665	—	4,665
Corporate Bonds(a)	—	2,115	—	2,115
Warrants(a)	626	—	—	626
Short-Term Investments	—	6,098	—	6,098
Total Investments	$592,778	$18,393	$—	$611,171

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 94.6%
Aerospace & Defense 0.9%
United Technologies Corp.	126,296	$16,449
Airlines 1.9%
Delta Air Lines, Inc.	147,501	8,534
United Airlines Holdings, Inc.*	293,790	24,770
		33,304
Banks 7.1%
Bank of America Corp.	599,929	16,504
Citigroup, Inc.	371,034	23,876
JPMorgan Chase & Co.	777,319	85,396
		125,776
Beverages 0.8%
PepsiCo, Inc.	107,106	14,645
Capital Markets 2.9%
Blackstone Group, Inc. Class A	274,973	13,683
Goldman Sachs Group, Inc.	188,682	38,474
		52,157
Diversified Telecommunication Services 4.3%
AT&T, Inc.	1,301,909	45,906
Verizon Communications, Inc.	513,603	29,871
		75,777
Electric Utilities 6.4%
American Electric Power Co., Inc.	205,426	18,725
Duke Energy Corp.	264,532	24,533
Exelon Corp.	806,773	38,128
FirstEnergy Corp.	413,001	18,998
NextEra Energy, Inc.	60,930	13,348
		113,732
Electrical Equipment 0.5%
AMETEK, Inc.	100,578	8,643
Equity Real Estate Investment Trusts 7.6%
Alexandria Real Estate Equities, Inc.	36,870	5,525
	Number of Shares	Value (000's)
American Homes 4 Rent Class A	345,770	$8,845
Equity Lifestyle Properties, Inc.	86,943	11,713
Equity Residential	229,136	19,422
Essex Property Trust, Inc.	17,856	5,736
Prologis, Inc.	404,310	33,808
Public Storage	144,802	38,335
Ventas, Inc.	168,692	12,380
		135,764
Food & Staples Retailing 3.3%
Walmart, Inc.	515,885	58,945
Food Products 5.1%
Mondelez International, Inc. Class A	976,808	53,939
Nestle SA ADR	330,838	37,183
		91,122
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	321,468	27,428
Baxter International, Inc.	435,822	38,330
		65,758
Health Care Providers & Services 2.0%
CVS Health Corp.	285,762	17,409
HCA Healthcare, Inc.	149,663	17,989
		35,398
Household Durables 1.4%
PulteGroup, Inc.	753,496	25,468
Household Products 7.1%
Colgate- Palmolive Co.	472,844	35,061
Kimberly-Clark Corp.	99,632	14,059
Procter & Gamble Co.	639,071	76,836
		125,956
Industrial Conglomerates 2.2%
General Electric Co.	2,652,533	21,884
Honeywell International, Inc.	104,825	17,256
		39,140
	Number of Shares	Value (000's)
Insurance 6.2%
American International Group, Inc.	678,437	$35,306
Aon PLC	91,426	17,814
Assurant, Inc.	136,633	16,806
Chubb Ltd.	157,329	24,588
MetLife, Inc.	357,049	15,817
		110,331
Interactive Media & Services 1.4%
Snap, Inc. Class A*(a)	1,178,661	18,658
Twitter, Inc.*	167,525	7,145
		25,803
Media 1.4%
Comcast Corp. Class A	562,751	24,907
Metals & Mining 10.2%
BHP Group Ltd. ADR(a)	1,395,661	68,611
Franco-Nevada Corp.	120,031	11,722
Newmont Goldcorp Corp.	1,813,540	72,342
Southern Copper Corp.	924,665	29,220
		181,895
Multi-Utilities 3.5%
Ameren Corp.	253,188	19,533
DTE Energy Co.	224,033	29,048
Sempra Energy	93,489	13,241
		61,822
Oil, Gas & Consumable Fuels 7.1%
Exxon Mobil Corp.	1,461,440	100,079
Phillips 66	277,601	27,380
		127,459
Pharmaceuticals 2.9%
Johnson & Johnson	263,768	33,857
Merck & Co., Inc.	212,333	18,361
		52,218
Specialty Retail 1.2%
Tiffany & Co.	243,870	20,697
Tobacco 2.6%
Philip Morris International, Inc.	652,551	47,042
Wireless Telecommunication Services 0.9%
T-Mobile US, Inc.*	207,997	16,234
Total Common Stocks (Cost $1,506,818)		1,686,442

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 10.4%
Investment Companies 10.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(b)	98,217,494	$98,217
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(b)(c)	87,880,585	87,881
Total Short-Term Investments (Cost $186,098)		186,098
Total Investments 105.0% (Cost $1,692,916)		1,872,540
Liabilities Less Other Assets (5.0)%		(88,947)
Net Assets 100.0%		$1,783,593

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $87,260,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2019.

(c)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2019, the Fund did not have any outstanding options written. For the year ended August 31, 2019, the Fund had an average market value of $0 in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,686,442	$—	$—	$1,686,442
Short-Term Investments	—	186,098	—	186,098
Total Investments	$1,686,442	$186,098	$—	$1,872,540

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 97.3%
Aerospace & Defense 4.1%
Axon Enterprise, Inc.*	105,000	$6,296
HEICO Corp.	150,000	21,700
L3Harris Technologies, Inc.	112,500	23,784
Teledyne Technologies, Inc.*	25,000	7,715
		59,495
Airlines 0.5%
Alaska Air Group, Inc.	117,000	6,987
Auto Components 0.7%
Aptiv PLC	125,000	10,396
Banks 0.9%
SVB Financial Group*	62,500	12,164
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.*	50,000	5,038
BioMarin Pharmaceutical, Inc.*	100,000	7,506
Exact Sciences Corp.*	100,000	11,922
Incyte Corp.*	130,000	10,637
Neurocrine Biosciences, Inc.*	39,000	3,877
		38,980
Capital Markets 3.0%
Cboe Global Markets, Inc.	125,000	14,895
MarketAxess Holdings, Inc.	35,000	13,916
Raymond James Financial, Inc.	180,000	14,132
		42,943
Commercial Services & Supplies 3.9%
Cintas Corp.	100,000	26,380
IAA, Inc.*	170,000	8,305
Waste Connections, Inc.	225,000	20,677
		55,362
Communications Equipment 1.9%
Motorola Solutions, Inc.	150,000	27,137
Construction & Engineering 1.1%
MasTec, Inc.*	250,000	15,718
	Number of Shares	Value (000's)
Containers & Packaging 2.0%
Ball Corp.	200,000	$16,082
Packaging Corp. of America	125,000	12,573
		28,655
Diversified Consumer Services 3.3%
Bright Horizons Family Solutions, Inc.*	162,000	26,738
Chegg, Inc.*	150,000	5,946
Service Corp. International	330,000	15,279
		47,963
Electrical Equipment 1.3%
AMETEK, Inc.	225,000	19,334
Electronic Equipment, Instruments & Components 5.8%
Amphenol Corp. Class A	209,500	18,340
CDW Corp.	247,500	28,586
Keysight Technologies, Inc.*	220,000	21,309
Trimble, Inc.*	410,000	15,383
		83,618
Entertainment 2.2%
Take-Two Interactive Software, Inc.*	150,000	19,795
World Wrestling Entertainment, Inc. Class A(a)	160,000	11,429
		31,224
Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc.*	387,500	10,176
Food Products 0.6%
Lamb Weston Holdings, Inc.	130,000	9,151
Health Care Equipment & Supplies 7.2%
Alcon, Inc.*	125,000	7,620
Haemonetics Corp.*	70,000	9,347
Hill-Rom Holdings, Inc.	135,000	14,537
IDEXX Laboratories, Inc.*	55,000	15,936
Insulet Corp.*	135,000	20,813
Masimo Corp.*	50,000	7,662
Penumbra, Inc.*	85,000	12,372
Teleflex, Inc.	42,500	15,466
		103,753
	Number of Shares	Value (000's)
Health Care Providers & Services 1.4%
Encompass Health Corp.	100,000	$6,079
Guardant Health, Inc.*	75,000	6,565
WellCare Health Plans, Inc.*	27,500	7,445
		20,089
Health Care Technology 2.2%
Teladoc Health, Inc.*(a)	120,000	6,945
Veeva Systems, Inc. Class A*	155,000	24,859
		31,804
Hotels, Restaurants & Leisure 3.6%
Eldorado Resorts, Inc.*(a)	140,000	5,391
Norwegian Cruise Line Holdings Ltd.*	300,000	15,225
Planet Fitness, Inc. Class A*	105,000	7,414
Red Rock Resorts, Inc. Class A	375,000	7,819
Vail Resorts, Inc.	65,000	15,358
		51,207
Household Products 1.0%
Church & Dwight Co., Inc.	175,000	13,962
Independent Power and Renewable Electricity Producers 1.0%
Vistra Energy Corp.	577,000	14,396
Industrial Conglomerates 1.7%
Roper Technologies, Inc.	68,000	24,940
Insurance 0.6%
Assurant, Inc.	75,000	9,225
Interactive Media & Services 1.2%
IAC/ InterActiveCorp*	70,000	17,825
Internet & Direct Marketing Retail 0.7%
Etsy, Inc.*	185,000	9,766
IT Services 9.4%
EPAM Systems, Inc.*	82,500	15,785
Fiserv, Inc.*	175,000	18,714
Global Payments, Inc.	125,000	20,747
Okta, Inc.*	160,000	20,240
Square, Inc. Class A*	230,000	14,223

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

	Number of Shares	Value (000's)
Total System Services, Inc.	125,000	$16,778
Twilio, Inc. Class A*(a)	167,500	21,854
Wix.com Ltd.*	45,000	6,311
		134,652
Life Sciences Tools & Services 2.6%
Bio-Rad Laboratories, Inc. Class A*	72,500	24,484
PRA Health Sciences, Inc.*	130,000	12,849
		37,333
Machinery 3.5%
Fortive Corp.	100,000	7,090
IDEX Corp.	130,000	21,412
Stanley Black & Decker, Inc.	77,500	10,297
Xylem, Inc.	140,000	10,725
		49,524
Media 1.7%
Altice USA, Inc. Class A*	600,000	17,328
Nexstar Media Group, Inc. Class A	77,500	7,664
		24,992
Oil, Gas & Consumable Fuels 0.6%
Cheniere Energy, Inc.*	70,000	4,180
ONEOK, Inc.	65,000	4,633
		8,813
Pharmaceuticals 0.6%
Catalent, Inc.*	150,000	7,911
Professional Services 2.1%
CoStar Group, Inc.*	50,000	30,744
Road & Rail 0.6%
Old Dominion Freight Line, Inc.	50,000	8,188
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc.*	950,000	29,877
KLA Corp.	90,000	13,311
Monolithic Power Systems, Inc.	135,000	20,326
Xilinx, Inc.	175,000	18,211
		81,725
	Number of Shares	Value (000's)
Software 9.0%
HubSpot, Inc.*	55,000	$10,982
Paylocity Holding Corp.*	100,000	10,922
Proofpoint, Inc.*	137,500	15,621
Q2 Holdings, Inc.*	150,000	13,493
RingCentral, Inc. Class A*	190,000	26,815
Splunk, Inc.*	170,000	19,009
Trade Desk, Inc. Class A*	50,000	12,289
Zendesk, Inc.*	155,000	12,431
Zscaler, Inc.*	120,000	8,249
		129,811
Specialty Retail 5.0%
Burlington Stores, Inc.*	110,000	22,274
Five Below, Inc.*	132,500	16,280
O'Reilly Automotive, Inc.*	41,000	15,734
Ross Stores, Inc.	75,000	7,951
Ulta Beauty, Inc.*	37,500	8,915
		71,154
Textiles, Apparel & Luxury Goods 0.6%
Columbia Sportswear Co.	90,000	8,441
Trading Companies & Distributors 0.6%
United Rentals, Inc.*	75,000	8,442
Total Common Stocks (Cost $977,062)		1,398,000
	Number of Shares	Value (000's)
Short-Term Investments 4.2%
Investment Companies 4.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(b)	40,203,792	$40,204
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(b)(c)	20,415,604	20,416
Total Short-Term Investments (Cost $60,620)		60,620
Total Investments 101.5% (Cost $1,037,682)		1,458,620
Liabilities Less Other Assets (1.5)%		(21,016)
Net Assets 100.0%		$1,437,604

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $19,924,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2019.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,398,000	$—	$—	$1,398,000
Short-Term Investments	—	60,620	—	60,620
Total Investments	$1,398,000	$60,620	$—	$1,458,620

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 99.7%
Aerospace & Defense 7.8%
General Dynamics Corp.	19,550	$3,739
Hexcel Corp.	24,300	2,045
Spirit AeroSystems Holdings, Inc. Class A	17,600	1,419
		7,203
Airlines 2.3%
American Airlines Group, Inc.	33,300	876
JetBlue Airways Corp.*	69,600	1,206
		2,082
Auto Components 1.5%
Aptiv PLC	16,100	1,339
Banks 9.4%
BankUnited, Inc.	69,400	2,204
BB&T Corp.	38,900	1,854
Comerica, Inc.	39,600	2,441
KeyCorp	128,900	2,140
		8,639
Beverages 2.2%
Molson Coors Brewing Co. Class B	39,300	2,018
Biotechnology 2.1%
Alexion Pharmaceuticals, Inc.*	19,200	1,935
Building Products 1.5%
Johnson Controls International PLC	32,600	1,392
Capital Markets 2.0%
State Street Corp.	35,200	1,806
Chemicals 1.9%
Ashland Global Holdings, Inc.	24,400	1,787
Commercial Services & Supplies 2.8%
Covanta Holding Corp.	114,900	1,976
KAR Auction Services, Inc.	24,400	648
		2,624
Communications Equipment 1.6%
Ciena Corp.*	35,600	1,457
Construction & Engineering 2.2%
Valmont Industries, Inc.	15,100	2,046
Electric Utilities 2.3%
Evergy, Inc.	33,200	2,158
	Number of Shares	Value (000's)
Electronic Equipment, Instruments & Components 3.5%
Itron, Inc.*	46,200	$3,209
Entertainment 1.6%
Lions Gate Entertainment Corp. Class A	27,700	250
Lions Gate Entertainment Corp. Class B	152,700	1,274
		1,524
Equity Real Estate Investment Trusts 0.7%
CoreCivic, Inc.	40,600	688
Food Products 4.2%
Hain Celestial Group, Inc.*	97,500	1,857
TreeHouse Foods, Inc.*	39,900	2,021
		3,878
Health Care Equipment & Supplies 3.7%
Zimmer Biomet Holdings, Inc.	24,400	3,396
Health Care Providers & Services 1.0%
MEDNAX, Inc.*	43,700	921
Hotels, Restaurants & Leisure 8.4%
International Game Technology PLC	178,400	2,137
MGM Resorts International	86,600	2,430
Wyndham Destinations, Inc.	72,700	3,224
		7,791
Independent Power and Renewable Electricity Producers 2.4%
AES Corp.	70,900	1,087
Vistra Energy Corp.	44,600	1,113
		2,200
IT Services 2.6%
Amdocs Ltd.	18,400	1,191
Conduent, Inc.*	188,300	1,226
		2,417
Mortgage Real Estate Investment 2.7%
Starwood Property Trust, Inc.	105,500	2,472
Oil, Gas & Consumable Fuels 8.7%
Cabot Oil & Gas Corp.	97,500	1,669
Devon Energy Corp.	77,800	1,711
ONEOK, Inc.	36,100	2,573
Williams Cos., Inc.	88,300	2,084
		8,037
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 2.8%
ON Semiconductor Corp.*	78,300	$1,394
Skyworks Solutions, Inc.	16,400	1,234
		2,628
Software 4.6%
Nuance Communications, Inc.*	161,700	2,718
Teradata Corp.*	48,200	1,488
		4,206
Specialty Retail 6.7%
Best Buy Co., Inc.	20,400	1,298
Chico's FAS, Inc.	205,100	640
Children's Place, Inc.	24,900	2,173
Party City Holdco, Inc.*	442,400	2,079
		6,190
Technology Hardware, Storage & Peripherals 2.4%
Western Digital Corp.	38,636	2,213
Trading Companies & Distributors 4.1%
AerCap Holdings NV*	70,700	3,791
Total Common Stocks (Cost $88,657)		92,047
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	91
Short-Term Investments 0.2%
Investment Companies 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(a) (Cost $211)	211,177	211
Total Investments 100.0% (Cost $88,868)		92,349
Liabilities Less Other Assets (0.0)%(b)		(45)
Net Assets 100.0%		$92,304

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2019.

(b)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$92,047	$—	$—	$92,047
Warrants(a)	91	—	—	91
Short-Term Investments	—	211	—	211
Total Investments	$92,138	$211	$—	$92,349

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 98.5%
Aerospace & Defense 5.3%
Boeing Co.	102,000	$37,137
Raytheon Co.	138,000	25,574
		62,711
Banks 4.6%
JPMorgan Chase & Co.	500,000	54,930
Capital Markets 8.8%
Brookfield Asset Management, Inc. Class A	1,170,000	60,384
Charles Schwab Corp.	780,000	29,850
Goldman Sachs Group, Inc.	69,000	14,070
		104,304
Chemicals 2.4%
Methanex Corp.	145,000	4,707
Sherwin-Williams Co.	46,000	24,230
		28,937
Communications Equipment 7.7%
Cisco Systems, Inc.	890,000	41,661
Motorola Solutions, Inc.	275,000	49,750
		91,411
Construction Materials 0.6%
Eagle Materials, Inc.	90,000	7,577
Containers & Packaging 3.3%
Ball Corp.	490,000	39,401
Diversified Financial Services 5.1%
Berkshire Hathaway, Inc. Class B*	300,000	61,023
Electrical Equipment 1.9%
Rockwell Automation, Inc.	145,000	22,155
Entertainment 1.6%
Activision Blizzard, Inc.	385,000	19,481
Food & Staples Retailing 5.2%
US Foods Holding Corp.*	1,530,000	61,889
	Number of Shares	Value (000's)
Food Products 2.3%
Lamb Weston Holdings, Inc.	130,000	$9,151
Mondelez International, Inc. Class A	330,000	18,222
		27,373
Health Care Equipment & Supplies 1.5%
Hill-Rom Holdings, Inc.	160,000	17,229
Health Care Providers & Services 4.5%
HCA Healthcare, Inc.	345,000	41,469
Universal Health Services, Inc. Class B	85,000	12,289
		53,758
Hotels, Restaurants & Leisure 3.9%
Aramark	565,000	23,086
McDonald's Corp.	105,000	22,887
		45,973
Industrial Conglomerates 1.0%
3M Co.	71,000	11,482
Insurance 3.2%
Chubb Ltd.	240,000	37,507
Interactive Media & Services 4.9%
Alphabet, Inc. Class C*	49,000	58,217
IT Services 2.0%
PayPal Holdings, Inc.*	215,000	23,446
Machinery 4.1%
Allison Transmission Holdings, Inc.	260,000	11,552
Stanley Black & Decker, Inc.	275,000	36,536
		48,088
Media 3.0%
Comcast Corp. Class A	790,000	34,965
Oil, Gas & Consumable Fuels 1.4%
EOG Resources, Inc.	230,000	17,064
	Number of Shares	Value (000's)
Pharmaceuticals 2.3%
Pfizer, Inc.	765,000	$27,196
Road & Rail 3.6%
CSX Corp.	635,000	42,558
Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	228,000	25,041
Software 4.0%
Microsoft Corp.	343,000	47,286
Specialty Retail 1.8%
Lowe's Cos., Inc.	190,000	21,318
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	230,000	48,010
Textiles, Apparel & Luxury Goods 2.4%
NIKE, Inc. Class B	340,000	28,730
Total Common Stocks (Cost $677,320)		1,169,060
Short-Term Investments 1.4%
Investment Companies 1.4%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(a) (Cost $16,859)	16,858,718	16,859
Total Investments 99.9% (Cost $694,179)		1,185,919
Other Assets Less Liabilities 0.1%		1,500
Net Assets 100.0%		$1,187,419

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,169,060	$—	$—	$1,169,060
Short-Term Investments	—	16,859	—	16,859
Total Investments	$1,169,060	$16,859	$—	$1,185,919

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 98.6%
Apartments 13.5%
Apartment Investment & Management Co. Class A	310,442	$15,833
Equity Residential	338,606	28,700
Essex Property Trust, Inc.	77,626	24,938
		69,471
Data Centers 11.0%
CyrusOne, Inc.	252,585	18,555
Digital Realty Trust, Inc.	90,412	11,178
Equinix, Inc.	48,120	26,768
		56,501
Free Standing 6.1%
Four Corners Property Trust, Inc.	237,570	6,768
National Retail Properties, Inc.	252,051	14,153
Spirit Realty Capital, Inc.	216,975	10,402
		31,323
Health Care 7.6%
HCP, Inc.	362,848	12,595
Healthcare Trust of America, Inc. Class A	332,229	9,422
Welltower, Inc.	192,109	17,205
		39,222
Hotels, Restaurants & Leisure 1.3%
Hyatt Hotels Corp. Class A	92,439	6,669
Industrial 8.0%
Liberty Property Trust	231,190	12,049
Prologis, Inc.	261,851	21,896
Rexford Industrial Realty, Inc.	160,639	7,099
		41,044
	Number of Shares	Value (000's)
Infrastructure 17.5%
American Tower Corp.	197,628	$45,492
Crown Castle International Corp.	159,482	23,152
SBA Communications Corp.	79,944	20,980
		89,624
IT Services 1.1%
InterXion Holding NV*	70,938	5,742
Manufactured Homes 6.6%
Equity LifeStyle Properties, Inc.	156,386	21,068
Sun Communities, Inc.	84,825	12,537
		33,605
Office 6.0%
Douglas Emmett, Inc.	357,848	15,101
Highwoods Properties, Inc.	141,414	6,111
SL Green Realty Corp.	118,200	9,482
		30,694
Real Estate Management & Development 1.5%
Brookfield Asset Management, Inc. Class A	148,305	7,654
Regional Malls 2.9%
Macerich Co.	100,611	2,870
Simon Property Group, Inc.	81,279	12,106
		14,976
Self Storage 6.5%
Extra Space Storage, Inc.	88,458	10,785
Public Storage	84,731	22,431
		33,216
	Number of Shares	Value (000's)
Shopping Centers 2.5%
Kimco Realty Corp.	262,055	$4,817
Regency Centers Corp.	125,741	8,111
		12,928
Single Family Homes 3.5%
American Homes 4 Rent Class A	697,667	17,847
Timber 3.0%
Weyerhaeuser Co.	578,743	15,227
Total Common Stocks (Cost $404,707)		505,743
Short-Term Investments 1.3%
Investment Companies 1.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.07%(a) (Cost $6,842)	6,842,409	6,842
Total Investments 99.9% (Cost $411,549)		512,585
Other Assets Less Liabilities 0.1%		345
Net Assets 100.0%		$512,930

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$505,743	$—	$—	$505,743
Short-Term Investments	—	6,842	—	6,842
Total Investments	$505,743	$6,842	$—	$512,585

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 101.1%
Aerospace & Defense 4.0%
Axon Enterprise, Inc.*	43,800	$2,627
Cubic Corp.	41,300	2,861
Mercury Systems, Inc.*	46,600	3,990
		9,478
Auto Components 0.3%
Dorman Products, Inc.*	11,900	846
Banks 0.5%
Pinnacle Financial Partners, Inc.	24,600	1,296
Beverages 0.7%
Boston Beer Co., Inc. Class A*	3,700	1,622
Biotechnology 15.9%
ACADIA Pharmaceuticals, Inc.*	50,300	1,391
Alder Biopharmaceuticals, Inc.*	267,500	2,394
Amarin Corp. PLC ADR*(a)	156,500	2,346
Amicus Therapeutics, Inc.*	312,300	3,089
Arena Pharmaceuticals, Inc.*	66,900	3,538
Biohaven Pharmaceutical Holding Co. Ltd.*	53,100	2,081
Blueprint Medicines Corp.*	26,100	2,001
Fate Therapeutics, Inc.*	107,400	1,753
Global Blood Therapeutics, Inc.*	72,000	3,311
KalVista Pharmaceuticals, Inc.*	89,500	1,398
Krystal Biotech, Inc.*(a)	40,600	1,827
Portola Pharmaceuticals, Inc.*(a)	124,000	3,604
PTC Therapeutics, Inc.*	50,200	2,237
Repligen Corp.*	45,400	4,214
Stemline Therapeutics, Inc.*	107,400	1,279
	Number of Shares	Value (000's)
Veracyte, Inc.*	55,900	$1,481
		37,944
Building Products 1.8%
Trex Co., Inc.*	51,500	4,405
Chemicals 0.5%
Ingevity Corp.*	17,000	1,295
Commercial Services & Supplies 4.5%
Casella Waste Systems, Inc. Class A*	76,100	3,462
Heritage-Crystal Clean, Inc.*	48,200	1,181
IAA, Inc.*	62,500	3,053
MSA Safety, Inc.	28,400	3,000
		10,696
Construction & Engineering 1.5%
MasTec, Inc.*	55,500	3,489
Consumer Finance 0.5%
OneMain Holdings, Inc.	35,900	1,287
Diversified Consumer Services 4.6%
Bright Horizons Family Solutions, Inc.*	15,000	2,476
Chegg, Inc.*	95,400	3,781
Grand Canyon Education, Inc.*	18,000	2,261
OneSpaWorld Holdings Ltd.*(a)	161,400	2,534
		11,052
Diversified Telecommunication Services 3.5%
Bandwidth, Inc. Class A*	94,800	8,266
Entertainment 1.4%
Marcus Corp.	41,700	1,399
World Wrestling Entertainment, Inc. Class A	28,400	2,029
		3,428
Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc.*	68,000	1,786
Health Care Equipment & Supplies 5.0%
Haemonetics Corp.*	20,800	2,778
iRhythm Technologies, Inc.*	31,400	2,390
Mesa Laboratories, Inc.(a)	5,000	1,106
	Number of Shares	Value (000's)
Oxford Immunotec Global PLC*	143,200	$1,913
Tandem Diabetes Care, Inc.*	23,500	1,702
Wright Medical Group NV*	100,600	2,098
		11,987
Health Care Providers & Services 2.4%
HealthEquity, Inc.*	26,100	1,549
R1 RCM, Inc.*	355,800	4,149
		5,698
Health Care Technology 2.6%
HMS Holdings Corp.*	57,300	2,093
Inspire Medical Systems, Inc.*	43,900	3,052
Teladoc Health, Inc.*(a)	16,800	972
		6,117
Hotels, Restaurants & Leisure 2.8%
Denny's Corp.*	62,000	1,462
Eldorado Resorts, Inc.*(a)	26,200	1,009
Planet Fitness, Inc. Class A*	29,700	2,097
Red Rock Resorts, Inc. Class A	96,200	2,006
		6,574
Household Durables 1.2%
Skyline Champion Corp.*	105,200	2,946
Insurance 0.9%
Primerica, Inc.	17,600	2,097
Internet & Direct Marketing Retail 2.0%
Etsy, Inc.*	89,900	4,746
Life Sciences Tools & Services 0.7%
Fluidigm Corp.*	107,500	600
NeoGenomics, Inc.*	42,000	1,049
		1,649
Machinery 3.5%
Evoqua Water Technologies Corp.*	86,000	1,329
Proto Labs, Inc.*	18,700	1,772
Rexnord Corp.*	83,500	2,186
Woodward, Inc.	27,500	2,966
		8,253
Marine 0.9%
Kirby Corp.*	30,200	2,222

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (cont'd)

	Number of Shares	Value (000's)
Media 1.3%
Cardlytics, Inc.*	41,700	$1,566
Nexstar Media Group, Inc. Class A	15,600	1,543
		3,109
Multiline Retail 0.6%
Ollie's Bargain Outlet Holdings, Inc.*	25,000	1,386
Personal Products 1.0%
Inter Parfums, Inc.	35,500	2,282
Pharmaceuticals 1.9%
Axsome Therapeutics, Inc.*(a)	32,900	837
GW Pharmaceuticals PLC ADR*	5,200	741
Horizon Therapeutics PLC*	72,900	2,014
Reata Pharmaceuticals, Inc. Class A*	11,200	864
		4,456
Professional Services 2.6%
Exponent, Inc.	51,300	3,637
Insperity, Inc.	24,900	2,466
		6,103
	Number of Shares	Value (000's)
Real Estate Management & Development 0.8%
Redfin Corp.*(a)	114,100	$1,927
Semiconductors & Semiconductor Equipment 4.3%
Lattice Semiconductor Corp.*	217,300	4,279
Monolithic Power Systems, Inc.	21,700	3,267
Semtech Corp.*	64,400	2,703
		10,249
Software 21.2%
Anaplan, Inc.*	54,200	2,945
Avalara, Inc.*	52,000	4,386
CyberArk Software Ltd.*	27,200	3,056
Descartes Systems Group, Inc.*	79,300	2,813
Envestnet, Inc.*	28,100	1,608
Everbridge, Inc.*	75,300	6,491
Globant SA*	40,000	3,797
HubSpot, Inc.*	13,000	2,596
LivePerson, Inc.*	100,600	3,998
Q2 Holdings, Inc.*	61,500	5,532
Rapid7, Inc.*	83,000	4,456
Smartsheet, Inc. Class A*	101,000	4,908
Upland Software, Inc.*	103,900	3,948
		50,534
	Number of Shares	Value (000's)
Specialty Retail 1.7%
Five Below, Inc.*	12,400	$1,523
Monro, Inc.	31,300	2,433
		3,956
Tobacco 1.0%
Turning Point Brands, Inc.(a)	65,400	2,345
Trading Companies & Distributors 2.3%
Air Lease Corp.	83,000	3,448
H&E Equipment Services, Inc.	85,700	2,081
		5,529
Total Common Stocks (Cost $233,558)		241,055
Short-Term Investments 6.2%
Investment Companies 6.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.12%(b)(c) (Cost $14,921)	14,920,969	14,921
Total Investments 107.3% (Cost $248,479)		255,976
Liabilities Less Other Assets (7.3)%		(17,509)
Net Assets 100.0%		$238,467

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2019. Total value of all such securities at August 31, 2019 amounted to approximately $14,531,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2019.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$241,055	$—	$—	$241,055
Short-Term Investments	—	14,921	—	14,921
Total Investments	$241,055	$14,921	$—	$255,976

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ August 31, 2019

	Number of Shares	Value (000's)
Common Stocks 98.3%
Airlines 1.6%
Ryanair Holdings PLC ADR*	493,623	$28,285
Auto Components 3.2%
Aptiv PLC	694,952	57,799
Banks 5.8%
JPMorgan Chase & Co.	509,772	56,004
U.S. Bancorp	907,370	47,809
		103,813
Capital Markets 4.2%
Intercontinental Exchange, Inc.	794,727	74,291
Chemicals 2.6%
Sherwin-Williams Co.	88,845	46,799
Communications Equipment 0.9%
Arista Networks, Inc.*	69,148	15,670
Consumer Finance 1.9%
American Express Co.	279,051	33,589
Electrical Equipment 1.9%
Vestas Wind Systems A/S	453,575	33,327
Electronic Equipment, Instruments & Components 1.4%
Zebra Technologies Corp. Class A*	120,093	24,623
Energy Equipment & Services 1.2%
Schlumberger Ltd.	686,616	22,267
Equity Real Estate Investment Trusts 1.5%
Weyerhaeuser Co.	1,044,384	27,478
Food & Staples Retailing 2.8%
Kroger Co.	2,149,115	50,891
Health Care Equipment & Supplies 10.0%
Becton, Dickinson & Co.	237,740	60,367
Danaher Corp.	407,776	57,941
Medtronic PLC	559,395	60,353
		178,661
Health Care Providers & Services 7.2%
AmerisourceBergen Corp.	637,503	52,448
Cigna Corp.	337,242	51,925
Premier, Inc. Class A*	713,622	25,162
		129,535
	Number of Shares	Value (000's)
Hotels, Restaurants & Leisure 2.8%
Compass Group PLC	1,953,931	$49,524
Insurance 2.5%
Progressive Corp.	590,094	44,729
Interactive Media & Services 3.3%
Alphabet, Inc. Class A*	50,221	59,790
IT Services 4.7%
Cognizant Technology Solutions Corp. Class A	607,674	37,305
MasterCard, Inc. Class A	167,047	47,002
		84,307
Machinery 3.3%
Stanley Black & Decker, Inc.	449,495	59,720
Media 4.0%
Comcast Corp. Class A	1,614,784	71,470
Oil, Gas & Consumable Fuels 2.4%
EQT Corp.	1,283,514	13,053
Noble Energy, Inc.	1,343,218	30,330
		43,383
Personal Products 3.5%
Unilever NV	994,678	61,760
Pharmaceuticals 2.7%
Roche Holding AG	176,931	48,373
Professional Services 0.9%
Manpower Group, Inc.	186,507	15,245
Road & Rail 0.9%
CSX Corp.	233,576	15,654
Semiconductors & Semiconductor Equipment 4.3%
Texas Instruments, Inc.	616,707	76,318
Software 5.7%
Intuit, Inc.	145,676	42,007
Microsoft Corp.	434,263	59,868
		101,875
Specialty Chemicals 2.0%
Novozymes A/S B Shares	828,573	35,331
Specialty Retail 3.5%
Advance Auto Parts, Inc.	449,161	61,962
	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 1.6%
Gildan Activewear, Inc.	798,556	$29,291
Trading Companies & Distributors 4.0%
United Rentals, Inc.*	303,938	34,211
W.W. Grainger, Inc.	135,614	37,111
		71,322
Total Common Stocks (Cost $1,299,256)		1,757,082
	Principal Amount
Short-Term Investments 1.5%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.25%, due 9/23/2019	$100,000	100
Self Help Federal Credit Union, 0.25%, due 9/21/2019	250,000	250
Self Help Credit Union, 0.25%, due 11/16/2019	250,000	250
		600
	Number of Shares
Investment Companies 1.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.03%(b)	26,513,258	26,513
Total Short-Term Investments (Cost $27,113)		27,113
Total Investments 99.8% (Cost $1,326,369)		1,784,195
Other Assets Less Liabilities 0.2%		3,852
Net Assets 100.0%		$1,788,047

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,757,082	$—	$—	$1,757,082
Short-Term Investments	—	27,113	—	27,113
Total Investments	$1,757,082	$27,113	$—	$1,784,195

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$54,833	$1,353,947	$1,470,149	$678,694	$9,134,547
Affiliated issuers(b)	—	—	—	—	1,093,552
	54,833	1,353,947	1,470,149	678,694	10,228,099
Foreign currency(c)	—	4,544	7,074	—	—
Dividends and interest receivable	103	3,574	5,004	730	7,483
Receivable for securities sold	525	3,613	39	—	31,129
Receivable for Fund shares sold	33	546	517	27	4,369
Receivable from Management—net (Note B)	4	—	—	—	—
Receivable for securities lending income (Note A)	—	2	—	—	—
Prepaid expenses and other assets	11	81	66	66	319
Total Assets	55,509	1,366,307	1,482,849	679,517	10,271,399
Liabilities
Payable to investment manager—net (Note B)	23	1,114	612	303	5,768
Option contracts written, at value(d) (Note A)	—	—	2,804	—	—
Due to custodian	—	—	13	—	—
Payable for securities purchased	—	3,378	7,074	—	5,665
Payable for Fund shares redeemed	—	1,422	1,278	394	10,749
Payable to administrator—net (Note B)	—	163	399	160	1,505
Payable to trustees	5	5	5	5	5
Payable for loaned securities collateral (Note A)	—	9,007	—	—	—
Payable for audit fees	52	58	65	60	65
Payable for custodian fees	17	323	47	25	253
Payable for legal fees	12	12	12	12	16
Payable for shareholder servicing fees	1	61	64	87	207
Other accrued expenses and payables	8	66	42	42	590
Total Liabilities	118	15,609	12,415	1,088	24,823
Net Assets	$55,391	$1,350,698	$1,470,434	$678,429	$10,246,576
Net Assets consist of:
Paid-in capital	$50,440	$1,341,081	$1,156,827	$552,189	$5,075,519
Total distributable earnings/(losses)	4,951	9,617	313,607	126,240	5,171,057
Net Assets	$55,391	$1,350,698	$1,470,434	$678,429	$10,246,576
Net Assets
Investor Class	$—	$—	$—	$617,572	$1,649,326
Trust Class	—	—	—	46,428	1,409,315
Advisor Class	—	—	—	1,627	157,025
Institutional Class	51,260	1,077,044	1,147,430	8,909	2,809,812
Class A	1,442	44,565	142,668	2,651	—
Class C	2,652	9,064	178,465	1,242	—
Class R3	—	961	1,871	—	—
Class R6	37	219,064	—	—	4,221,098

See Notes to Financial Statements

	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$3,599	$4,242	$49,156	$1,306,422	$1,779,642
Affiliated issuers(b)	—	—	—	—	—
	3,599	4,242	49,156	1,306,422	1,779,642
Foreign currency(c)	—	1	2,012	—	252
Dividends and interest receivable	9	6	23	1,796	5,796
Receivable for securities sold	—	—	728	671	821
Receivable for Fund shares sold	1	—	6	266	833
Receivable from Management—net (Note B)	31	17	5	—	—
Receivable for securities lending income (Note A)	—	—	—	5	—
Prepaid expenses and other assets	24	9	27	141	76
Total Assets	3,664	4,275	51,957	1,309,301	1,787,420
Liabilities
Payable to investment manager—net (Note B)	2	3	48	530	970
Option contracts written, at value(d) (Note A)	—	—	—	2,610	—
Due to custodian	—	—	—	—	—
Payable for securities purchased	—	—	369	298	490
Payable for Fund shares redeemed	—	—	12	723	993
Payable to administrator—net (Note B)	—	—	—	279	232
Payable to trustees	5	5	5	5	5
Payable for loaned securities collateral (Note A)	—	—	—	43,104	—
Payable for audit fees	56	55	55	60	61
Payable for custodian fees	20	17	25	40	100
Payable for legal fees	23	12	14	12	14
Payable for shareholder servicing fees	—	—	3	164	28
Other accrued expenses and payables	10	9	11	70	111
Total Liabilities	116	101	542	47,895	3,004
Net Assets	$3,548	$4,174	$51,415	$1,261,406	$1,784,416
Net Assets consist of:
Paid-in capital	$2,564	$3,600	$65,015	$894,291	$1,682,892
Total distributable earnings/(losses)	984	574	(13,600)	367,115	101,524
Net Assets	$3,548	$4,174	$51,415	$1,261,406	$1,784,416
Net Assets
Investor Class	$—	$—	$—	$1,125,679	$93,320
Trust Class	—	—	—	45,554	30,094
Advisor Class	—	—	—	157	—
Institutional Class	3,167	3,445	45,152	83,931	1,518,790
Class A	282	387	6,094	4,072	52,178
Class C	99	342	169	1,840	9,621
Class R3	—	—	—	146	—
Class R6	—	—	—	27	80,413

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	23,988	28,174	—	—	—	61,526
Trust Class	—	—	—	1,806	24,073	—	—	—	2,492
Advisor Class	—	—	—	63	2,692	—	—	—	9
Institutional Class	4,002	57,405	88,368	345	48,049	411	288	4,866	4,582
Class A	113	2,369	11,033	103	—	36	32	662	223
Class C	209	483	13,906	49	—	13	29	19	102
Class R3	—	51	145	—	—	—	—	—	8
Class R6	3	11,670	—	—	72,222	—	—	—	1
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$25.74	$58.54	$—	$—	$—	$18.30
Trust Class	—	—	—	25.71	58.54	—	—	—	18.28
Advisor Class	—	—	—	25.69	58.32	—	—	—	18.20
Institutional Class	12.81	18.76	12.98	25.79	58.48	7.71	11.94	9.28	18.32
Class R3	—	18.83	12.90	—	—	—	—	—	18.22
Class R6	12.82	18.77	—	—	58.45	—	—	—	18.32
Net Asset Value and redemption price per share
Class A	$12.81	$18.82	$12.93	$25.69	$—	$7.75	$11.93	$9.21	$18.28
Offering Price per share
Class A‡	$13.59	$19.97	$13.72	$27.26	$—	$8.22	$12.66	$9.77	$19.40
Net Asset Value and offering price per share
Class C^	$12.70	$18.77	$12.83	$25.42	$—	$7.70	$11.89	$8.68	$18.10
†Securities on loan, at value:
Unaffiliated issuers	$—	$8,768	$—	$—	$—	$—	$—	$—	$42,609
*Cost of Investments:
(a) Unaffiliated issuers	$50,096	$1,276,264	$1,197,328	$557,322	$4,868,795	$3,006	$3,695	$51,704	$1,001,065
(b) Affiliated issuers	—	—	—	—	682,761	—	—	—	—
Total cost of investments	$50,096	$1,276,264	$1,197,328	$557,322	$5,551,556	$3,006	$3,695	$51,704	$1,001,065
(c) Total cost of foreign currency	$—	$4,544	$7,078	$—	$—	$—	$1	$2,029	$—
(d) Premium received from option contracts written	$—	$—	$1,172	$—	$—	$—	$—	$—	$1,492

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
August 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	7,485
Trust Class	2,414
Advisor Class	—
Institutional Class	121,688
Class A	4,187
Class C	777
Class R3	—
Class R6	6,436
Net Asset Value, offering and redemption price per share
Investor Class	$12.47
Trust Class	12.46
Advisor Class	—
Institutional Class	12.48
Class R3	—
Class R6	12.49
Net Asset Value and redemption price per share
Class A	$12.46
Offering Price per share
Class A‡	$13.22
Net Asset Value and offering price per share
Class C^	$12.39
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
(a) Unaffiliated issuers	$1,694,624
(b) Affiliated issuers	—
Total cost of investments	$1,694,624
(c) Total cost of foreign currency	$253
(d) Premium received from option contracts written	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$165,224	$6,212	$611,171	$1,872,540	$1,458,620
Affiliated issuers(b)	—	—	—	—	—
	165,224	6,212	611,171	1,872,540	1,458,620
Foreign currency(c)	23	1	—	—	—
Dividends and interest receivable	849	14	400	5,758	538
Receivable for securities sold	3,954	—	—	24,252	—
Receivable for Fund shares sold	5	—	458	1,295	833
Receivable from Management—net (Note B)	—	22	—	—	—
Receivable for securities lending income (Note A)	—	1	—	17	7
Prepaid expenses and other assets	57	11	43	142	88
Total Assets	170,112	6,261	612,072	1,904,004	1,460,086
Liabilities
Payable to investment manager—net (Note B)	80	4	431	715	600
Option contracts written, at value(d) (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for securities purchased	36	75	—	29,356	—
Payable for Fund shares redeemed	52	—	606	1,544	924
Payable to administrator—net (Note B)	4	—	91	435	262
Payable to trustees	5	5	5	5	5
Payable for loaned securities collateral (Note A)	—	254	—	87,881	20,416
Payable for audit fees	60	49	25	59	25
Payable for custodian fees	32	22	25	49	43
Payable for legal fees	12	12	12	44	12
Payable for shareholder servicing fees	2	—	5	161	103
Other accrued expenses and payables	21	11	83	162	92
Total Liabilities	304	432	1,283	120,411	22,482
Net Assets	$169,808	$5,829	$610,789	$1,783,593	$1,437,604
Net Assets consist of:
Paid-in capital	$162,323	$6,508	$527,209	$1,563,070	$956,788
Total distributable earnings/(losses)	7,485	(679)	83,580	220,523	480,816
Net Assets	$169,808	$5,829	$610,789	$1,783,593	$1,437,604
Net Assets
Investor Class	$—	$—	$—	$1,174,305	$513,277
Trust Class	4,962	—	—	81,681	77,724
Advisor Class	—	—	—	114,848	11,960
Institutional Class	128,149	5,343	574,140	339,623	273,406
Class A	3,238	139	19,665	52,463	32,991
Class C	1,530	121	16,814	19,668	10,785
Class R3	2,308	—	—	745	56,380
Class R6	29,621	226	170	260	461,081

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$92,349	$1,185,919	$512,585	$255,976	$1,784,195
Affiliated issuers(b)	—	—	—	—	—
	92,349	1,185,919	512,585	255,976	1,784,195
Foreign currency(c)	—	—	—	—	1
Dividends and interest receivable	94	2,111	336	174	3,614
Receivable for securities sold	—	—	—	2,127	13,485
Receivable for Fund shares sold	23	552	1,734	404	1,437
Receivable from Management—net (Note B)	—	—	—	3	—
Receivable for securities lending income (Note A)	—	—	—	8	—
Prepaid expenses and other assets	53	46	49	75	97
Total Assets	92,519	1,188,628	514,704	258,767	1,802,829
Liabilities
Payable to investment manager—net (Note B)	—	552	339	182	739
Option contracts written, at value(d) (Note A)	—	—	—	—	—
Due to custodian	—	—	—	349	—
Payable for securities purchased	—	—	—	—	8,486
Payable for Fund shares redeemed	100	283	1,241	4,739	4,849
Payable to administrator—net (Note B)	23	202	42	—	393
Payable to trustees	5	5	5	5	5
Payable for loaned securities collateral (Note A)	—	—	—	14,921	—
Payable for audit fees	26	26	59	25	26
Payable for custodian fees	20	37	23	24	66
Payable for legal fees	12	12	12	12	12
Payable for shareholder servicing fees	14	11	11	26	79
Other accrued expenses and payables	15	81	42	17	127
Total Liabilities	215	1,209	1,774	20,300	14,782
Net Assets	$92,304	$1,187,419	$512,930	$238,467	$1,788,047
Net Assets consist of:
Paid-in capital	$91,223	$499,814	$402,666	$222,262	$1,172,985
Total distributable earnings/(losses)	1,081	687,605	110,264	16,205	615,062
Net Assets	$92,304	$1,187,419	$512,930	$238,467	$1,788,047
Net Assets
Investor Class	$34,486	$—	$—	$65,574	$446,114
Trust Class	7,956	—	130,334	4,587	161,261
Advisor Class	—	—	—	2,787	—
Institutional Class	40,212	1,098,186	213,625	87,746	768,280
Class A	6,231	49,864	63,938	50,052	95,064
Class C	1,482	39,369	10,496	4,247	47,434
Class R3	1,913	—	20,523	2,447	31,825
Class R6	24	—	74,014	21,027	238,069

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	38,401	32,160	1,785	—	—	1,733
Trust Class	403	—	—	2,670	4,876	412	—	8,612	122
Advisor Class	—	—	—	3,754	754	—	—	—	74
Institutional Class	10,432	474	39,592	11,108	17,068	2,083	58,928	14,064	2,306
Class A	265	12	1,362	1,715	2,074	323	2,674	4,225	1,324
Class C	128	11	1,173	643	688	77	2,118	693	114
Class R3	191	—	—	24	3,563	99	—	1,359	65
Class R6	2,410	20	12	8	28,732	1	—	4,874	552
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$30.58	$15.96	$19.32	$—	$—	$37.83
Trust Class	12.30	—	—	30.59	15.94	19.32	—	15.13	37.75
Advisor Class	—	—	—	30.60	15.86	—	—	—	37.64
Institutional Class	12.28	11.28	14.50	30.57	16.02	19.31	18.64	15.19	38.06
Class R3	12.10	—	—	30.62	15.82	19.33	—	15.10	37.61
Class R6	12.29	11.29	14.52	30.59	16.05	19.32	—	15.19	38.10
Net Asset Value and redemption price per share
Class A	$12.21	$11.24	$14.44	$30.59	$15.90	$19.32	$18.65	$15.13	$37.80
Offering Price per share
Class A‡	$12.95	$11.93	$15.32	$32.46	$16.87	$20.50	$19.79	$16.05	$40.11
Net Asset Value and offering price per share
Class C^	$11.99	$11.06	$14.34	$30.61	$15.67	$19.29	$18.59	$15.16	$37.25
†Securities on loan, at value:
Unaffiliated issuers	$—	$241	$—	$87,260	$19,924	$—	$—	$—	$14,531
*Cost of Investments:
(a) Unaffiliated issuers	$159,588	$6,426	$538,459	$1,692,916	$1,037,682	$88,868	$694,179	$411,549	$248,479
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—
Total cost of investments	$159,588	$6,426	$538,459	$1,692,916	$1,037,682	$88,868	$694,179	$411,549	$248,479
(c) Total cost of foreign currency	$23	$1	$—	$—	$—	$—	$—	$—	$—
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

SUSTAINABLE EQUITY FUND
August 31, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	12,032
Trust Class	4,346
Advisor Class	—
Institutional Class	20,754
Class A	2,564
Class C	1,287
Class R3	858
Class R6	6,432
Net Asset Value, offering and redemption price per share
Investor Class	$37.08
Trust Class	37.10
Advisor Class	—
Institutional Class	37.02
Class R3	37.10
Class R6	37.01
Net Asset Value and redemption price per share
Class A	$37.08
Offering Price per share
Class A‡	$39.34
Net Asset Value and offering price per share
Class C^	$36.85
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
(a) Unaffiliated issuers	$1,326,369
(b) Affiliated issuers	—
Total cost of investments	$1,326,369
(c) Total cost of foreign currency	$1
(d) Premium received from option contracts written	$—

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,231	$36,852	$44,637	$9,610	$99,361
Dividend income—affiliated issuers (Note F)	—	—	—	—	9,640
Interest and other income—unaffiliated issuers	55	1,809	4,311	231	2,287
Income from securities loaned—net	—	39	—	7	—
Foreign taxes withheld	(19)	(3,800)	(689)	—	(708)
Total income	$1,267	$34,900	$48,259	$9,848	$110,580
Expenses:
Investment management fees (Note B)	272	13,280	7,270	3,651	66,977
Administration fees (Note B):
Investor Class	—	—	—	1,633	4,320
Trust Class	—	—	—	200	5,477
Advisor Class	—	—	—	7	667
Institutional Class	75	1,753	1,677	13	4,296
Class A	4	118	374	8	—
Class C	8	26	556	4	—
Class R3	—	3	5	—	—
Class R6	—	103	—	—	2,349
Distribution fees (Note B):
Trust Class	—	—	—	50	—
Advisor Class	—	—	—	4	417
Class A	4	113	360	7	—
Class C	29	101	2,139	14	—
Class R3	—	6	9	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	371	981
Trust Class	—	—	—	1	11
Advisor Class	—	—	—	—	9
Institutional Class	1	221	8	1	26
Class A	1	12	10	—	—
Class C	—	—	5	—	—
Class R3	—	1	1	—	—
Class R6	—	6	—	—	11
Audit fees	53	58	65	60	66
Custodian and accounting fees	67	1,271	189	101	1,027
Insurance expense	2	48	52	24	348
Legal fees	53	56	56	53	58
Registration and filing fees	62	178	102	99	257
Repayment to Management of expenses previously assumed by Management (Note B)	—	69	—	—	—
Shareholder reports	4	115	133	46	726
Trustees' fees and expenses	49	51	52	50	69
Interest expense	—	1	10	2	1
Miscellaneous	11	157	135	64	797
Total expenses	695	17,747	13,208	6,463	88,890

See Notes to Financial Statements

	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019		For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$74	$88	$1,529		$16,689	$36,428
Dividend income—affiliated issuers (Note F)	—	—	—		—	—
Interest and other income—unaffiliated issuers	2	2	13		988	702
Income from securities loaned—net	—	—	—		162	238
Foreign taxes withheld	(4)	(5)	(101)		(278)	(3,032)
Total income	$72	$85	$1,441		$17,561	$34,336
Expenses:
Investment management fees (Note B)	26	28	669		6,091	13,784
Administration fees (Note B):
Investor Class	—	—	—		2,812	248
Trust Class	—	—	—		192	134
Advisor Class	—	—	—		1	—
Institutional Class	6	4	81		117	2,233
Class A	1	1	18		12	146
Class C	—	1	—		5	29
Class R3	—	—	—		1	—
Class R6	—	—	—		—	45
Distribution fees (Note B):
Trust Class	—	—	—		48	—
Advisor Class	—	—	—		1	—
Class A	1	1	17		11	141
Class C	1	3	2		18	111
Class R3	—	—	—		1	—
Shareholder servicing agent fees:
Investor Class	—	—	—		728	104
Trust Class	—	—	—		1	1
Advisor Class	—	—	—		1	—
Institutional Class	—	—	2		1	12
Class A	1	1	8		1	3
Class C	—	—	—		—	1
Class R3	—	—	—		—	—
Class R6	—	—	—		—	4
Audit fees	56	55	55		61	61
Custodian and accounting fees	82	67	97		158	436
Insurance expense	—	—	3		41	62
Legal fees	68	54	77		103	58
Registration and filing fees	50	46	51		125	222
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—		—	—
Shareholder reports	4	2	4		84	190
Trustees' fees and expenses	49	49	49		51	52
Interest expense	—	—	8	(Note E)	1	5
Miscellaneous	10	9	15		112	177
Total expenses	355	321	1,156		10,778	18,259

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Expenses reimbursed by Management (Note B)	(279)	(61)	—	(1)	(3)
Investment management fees waived (Note B)	—	—	—	—	—
Total net expenses	416	17,686	13,208	6,462	88,887
Net investment income/(loss)	$851	$17,214	$35,051	$3,386	$21,693
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(621)	(45,215)*	45,223	3,500	824,887
Transactions in investment securities of affiliated issuers	—	—	—	—	33,263
Redemption in-kind	—	—	—	—	51,385
Settlement of foreign currency transactions	—	(1,176)	(106)	(15)	(18)
Expiration or closing of option contracts written	—	—	2,113	176	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(2,017)	6,506 **	(48,208)	(27,699)	(1,022,290)
Investment securities of affiliated issuers	—	—	—	—	81,284
Foreign currency translations	—	4	16	—	1
Option contracts written	—	—	(815)	—	—
Net gain/(loss) on investments	(2,638)	(39,881)	(1,777)	(24,038)	(31,488)
Net increase/(decrease) in net assets resulting from operations	$(1,787)	$(22,667)	$33,274	$(20,652)	$(9,795)

*  Net of foreign capital gains tax of $5,326.

**  Change in accrued foreign capital gains tax amounted to $139,255.

See Notes to Financial Statements

	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Expenses reimbursed by Management (Note B)	(317)	(281)	(206)	—	(969)
Investment management fees waived (Note B)	—	—	—	—	(1,611)
Total net expenses	38	40	950	10,778	15,679
Net investment income/(loss)	$34	$45	$491	$6,783	$18,657
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	402	78	(2,510)	78,602	4,635
Transactions in investment securities of affiliated issuers	—	—	—	—	—
Redemption in-kind	—	—	—	—	—
Settlement of foreign currency transactions	(1)	(1)	(35)	(3)	417
Expiration or closing of option contracts written	—	—	—	1,762	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(662)	360	(3,418)	(44,775)	(131,862)
Investment securities of affiliated issuers	—	—	—	—	—
Foreign currency translations	—	—	(22)	(1)	(63)
Option contracts written	—	—	—	(1,644)	—
Net gain/(loss) on investments	(261)	437	(5,985)	33,941	(126,873)
Net increase/(decrease) in net assets resulting from operations	$(227)	$482	$(5,494)	$40,724	$(108,216)

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,734	$126	$4,746	$41,332	$7,153
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	124	7	476	2,111	866
Income from securities loaned—net	24	5	—	120	27
Foreign taxes withheld	(315)	(16)	—	(28)	(22)
Total income	$3,567	$122	$5,222	$43,535	$8,024
Expenses:
Investment management fees (Note B)	921	51	5,213	7,603	6,798
Administration fees (Note B):
Investor Class	—	—	—	3,004	1,262
Trust Class	27	—	—	297	295
Advisor Class	—	—	—	468	53
Institutional Class	200	8	904	280	432
Class A	9	1	58	40	93
Class C	5	—	52	16	27
Class R3	7	—	—	1	106
Class R6	10	—	—	—	245
Distribution fees (Note B):
Trust Class	7	—	—	74	—
Advisor Class	—	—	—	293	33
Class A	8	1	55	38	89
Class C	19	1	202	62	104
Class R3	14	—	—	3	203
Shareholder servicing agent fees:
Investor Class	—	—	—	680	408
Trust Class	7	—	—	2	1
Advisor Class	—	—	—	2	1
Institutional Class	1	—	8	3	9
Class A	—	—	7	3	4
Class C	—	—	1	1	1
Class R3	1	—	—	—	5
Class R6	—	—	—	—	12
Audit fees	61	49	25	60	25
Custodian and accounting fees	126	83	103	187	173
Insurance expense	6	—	26	49	45
Legal fees	57	54	56	85	72
Registration and filing fees	110	63	86	141	153
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	1
Shareholder reports	9	3	146	107	140
Trustees' fees and expenses	49	49	50	52	51
Interest expense	1	—	19	—	—
Miscellaneous	35	10	57	125	116
Total expenses	1,690	373	7,068	13,676	10,957
See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,259	$22,196	$10,451	$374	$33,988
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	100	277	134	227	547
Income from securities loaned—net	—	—	—	37	—
Foreign taxes withheld	(1)	(188)	(14)	—	(765)
Total income	$2,358	$22,285	$10,571	$638	$33,770
Expenses:
Investment management fees (Note B)	620	8,033	3,605	1,209	9,599
Administration fees (Note B):
Investor Class	111	—	—	167	1,351
Trust Class	35	—	491	17	756
Advisor Class	—	—	—	10	—
Institutional Class	70	2,082	267	61	1,283
Class A	27	150	152	59	270
Class C	5	107	30	9	141
Class R3	6	—	47	8	83
Class R6	—	—	35	1	158
Distribution fees (Note B):
Trust Class	9	—	123	4	189
Advisor Class	—	—	—	6	—
Class A	26	144	146	57	259
Class C	19	413	114	36	544
Class R3	11	—	91	15	160
Shareholder servicing agent fees:
Investor Class	44	—	—	81	410
Trust Class	1	—	26	1	6
Advisor Class	—	—	—	1	—
Institutional Class	1	31	4	1	13
Class A	1	10	4	9	13
Class C	—	2	2	—	3
Class R3	1	—	5	3	3
Class R6	—	—	2	—	11
Audit fees	25	25	59	25	26
Custodian and accounting fees	77	167	91	90	261
Insurance expense	4	55	15	4	72
Legal fees	87	56	53	95	53
Registration and filing fees	111	89	112	136	177
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	20	89	60	19	176
Trustees' fees and expenses	49	52	50	49	53
Interest expense	12	98	3	—	3
Miscellaneous	18	132	43	19	173
Total expenses	1,390	11,735	5,630	2,192	16,246

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Expenses reimbursed by Management (Note B)	(288)	(309)	(271)	—	—
Investment management fees waived (Note B)	—	—	—	—	—
Total net expenses	1,402	64	6,797	13,676	10,957
Net investment income/(loss)	$2,165	$58	$(1,575)	$29,859	$(2,933)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	131	(503)	38,499	36,137	88,646
Transactions in investment securities of affiliated issuers	—	—	—	—	—
Redemption in-kind	—	—	—	—	—
Settlement of foreign currency transactions	(38)	(1)	—	—	—
Expiration or closing of option contracts written	—	—	—	84	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(7,394)	(335)	(127,170)	30,096	(25,530)
Investment securities of affiliated issuers	—	—	—	—	—
Foreign currency translations	10	—	—	—	—
Option contracts written	—	—	—	—	—
Net gain/(loss) on investments	(7,291)	(839)	(88,671)	66,317	63,116
Net increase/(decrease) in net assets resulting from operations	$(5,126)	$(781)	$(90,246)	$96,176	$60,183

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2019
Expenses reimbursed by Management (Note B)	(67)	—	(1,156)	(555)	—
Investment management fees waived (Note B)	(110)	—	—	—	—
Total net expenses	1,213	11,735	4,474	1,637	16,246
Net investment income/(loss)	$1,145	$10,550	$6,097	$(999)	$17,524
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,169)	297,663	16,084	13,324	225,546
Transactions in investment securities of affiliated issuers	—	—	—	—	—
Redemption in-kind	—	—	—	—	26,393
Settlement of foreign currency transactions	—	—	(3)	—	(44)
Expiration or closing of option contracts written	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(15,882)	(302,361)	65,965	(11,696)	(352,913)
Investment securities of affiliated issuers	—	—	—	—	—
Foreign currency translations	—	—	—	—	(28)
Option contracts written	—	—	—	—	—
Net gain/(loss) on investments	(17,051)	(4,698)	82,046	1,628	(101,046)
Net increase/(decrease) in net assets resulting from operations	$(15,906)	$5,852	$88,143	$629	$(83,522)

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$851	$742	$17,214	$11,458	$35,051	$38,077
Net realized gain/(loss) on investments	(621)	2,730	(46,391)	17,698	47,230	83,988
Change in net unrealized appreciation/(depreciation) of investments	(2,017)	1,307	6,510	(107,491)	(49,007)	43,315
Net increase/(decrease) in net assets resulting from operations	(1,787)	4,779	(22,667)	(78,335)	33,274	165,380
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(2,645)	(1,042)	(10,212)	(5,443)	(75,479)	(81,637)
Class A	(83)	(42)	(222)	(229)	(10,531)	(11,944)
Class C	(140)	(46)	—	(22)	(12,834)	(15,405)
Class R3	—	—	—	(5)	(116)	(100)
Class R6	(1)	—	(1,646)	(1,139)	—	—
Total distributions to shareholders	(2,869)	(1,130)	(12,080)	(6,838)	(98,960)	(109,086)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	12,175	21,342	523,280	782,707	218,363	151,932
Class A	146	1,090	22,366	42,405	53,057	25,357
Class C	99	124	2,372	6,015	10,407	9,342
Class R3	—	—	589	606	933	1,027
Class R6	12	—	92,467	83,104	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	2,645	1,042	4,226	2,159	65,239	69,404
Class A	81	41	141	162	9,046	10,549
Class C	140	46	—	9	9,790	11,703
Class R3	—	—	—	3	81	51
Class R6	—	—	1,646	1,139	—	—

See Notes to Financial Statements

	FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$3,386	$3,117	$21,693	$26,015	$34	$35
Net realized gain/(loss) on investments	3,661	59,547	909,517	1,471,513	401	341
Change in net unrealized appreciation/(depreciation) of investments	(27,699)	29,330	(941,005)	1,112,922	(662)	311
Net increase/(decrease) in net assets resulting from operations	(20,652)	91,994	(9,795)	2,610,450	(227)	687
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(47,553)	(52,413)	(163,651)	(228,148)	—	—
Trust Class	(3,793)	(8,081)	(133,145)	(187,683)	—	—
Advisor Class	(130)	(1,095)	(16,627)	(25,755)	—	—
Institutional Class	(594)	(710)	(289,491)	(451,315)	(280)	(25)
Class A	(237)	(403)	—	—	(22)	(1)
Class C	(111)	(635)	—	—	(6)	—
Class R3	—	—	—	—	—	—
Class R6	—	—	(401,114)	(462,929)	—	—
Total distributions to shareholders	(52,418)	(63,337)	(1,004,028)	(1,355,830)	(308)	(26)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,001	3,861	82,220	127,479	—	—
Trust Class	576	2,281	218,867	130,291	—	—
Advisor Class	193	340	16,047	30,289	—	—
Institutional Class	2,749	2,598	495,866	506,405	107	36
Class A	258	821	—	—	64	682
Class C	124	75	—	—	—	31
Class R3	—	—	—	—	—	—
Class R6	—	—	522,496	874,418	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	43,189	47,309	158,366	220,105	—	—
Trust Class	3,772	8,037	132,025	186,190	—	—
Advisor Class	130	1,093	15,820	24,454	—	—
Institutional Class	548	586	260,982	413,091	280	25
Class A	205	342	—	—	18	1
Class C	106	609	—	—	2	—
Class R3	—	—	—	—	—	—
Class R6	—	—	398,405	462,309	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(12,723)	(4,765)	(570,931)	(231,337)	(264,669)	(298,102)
Class A	(435)	(1,134)	(24,253)	(58,033)	(94,313)	(56,187)
Class C	(637)	(196)	(3,917)	(1,857)	(78,723)	(65,530)
Class R3	—	—	(1,011)	(603)	(1,247)	(736)
Class R6	—	—	(37,798)	(42,487)	—	—
Net increase/(decrease) from Fund share transactions	1,503	17,590	9,177	583,992	(72,036)	(141,190)
Net Increase/(Decrease) in Net Assets	(3,153)	21,239	(25,570)	498,819	(137,722)	(84,896)
Net Assets:
Beginning of year	58,544	37,305	1,376,268	877,449	1,608,156	1,693,052
End of year	$55,391	$58,544	$1,350,698	$1,376,268	$1,470,434	$1,608,156

See Notes to Financial Statements

	FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(53,311)	(58,503)	(332,034)	(423,896)	—	—
Trust Class	(10,057)	(14,814)	(367,208)	(508,027)	—	—
Advisor Class	(816)	(1,836)	(54,040)	(81,711)	—	—
Institutional Class	(2,244)	(2,759)	(895,208)	(1,703,085)	(1,500)	(111)
Class A	(905)	(830)	—	—	(182)	(633)
Class C	(480)	(476)	—	—	(16)	(26)
Class R3	—	—	—	—	—	—
Class R6	—	—	(697,138)	(1,027,844)	—	—
Net increase/(decrease) from Fund share transactions	(12,962)	(11,266)	(44,534)	(769,532)	(1,227)	5
Net Increase/(Decrease) in Net Assets	(86,032)	17,391	(1,058,357)	485,088	(1,762)	666
Net Assets:
Beginning of year	764,461	747,070	11,304,933	10,819,845	5,310	4,644
End of year	$678,429	$764,461	$10,246,576	$11,304,933	$3,548	$5,310

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$45	$41	$491	$(66)	$6,783	$7,794
Net realized gain/(loss) on investments	77	84	(2,545)	33,504	80,361	101,373
Change in net unrealized appreciation/(depreciation) of investments	360	6	(3,440)	(23,420)	(46,420)	140,229
Net increase/(decrease) in net assets resulting from operations	482	131	(5,494)	10,018	40,724	249,396
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	(97,976)	(72,319)
Trust Class	—	—	—	—	(4,378)	(5,879)
Advisor Class	—	—	—	—	(26)	(12)
Institutional Class	(89)	(64)	(22,190)	(12,035)	(7,149)	(4,992)
Class A	(10)	(7)	(2,407)	(2,323)	(467)	(551)
Class C	(7)	(5)	(66)	(29)	(141)	(137)
Class R3	—	—	—	—	(27)	(33)
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(106)	(76)	(24,663)	(14,387)	(110,164)	(83,923)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	11,461	11,911
Trust Class	—	—	—	—	1,983	3,580
Advisor Class	—	—	—	—	136	23
Institutional Class	899	47	8,394	5,552	15,665	16,287
Class A	53	27	—	4,771	1,759	1,039
Class C	1	31	—	14	434	172
Class R3	—	—	—	—	78	41
Class R6	—	—	—	—	25	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	92,683	68,235
Trust Class	—	—	—	—	4,325	5,813
Advisor Class	—	—	—	—	25	12
Institutional Class	89	64	21,068	11,338	7,064	4,838
Class A	4	3	2,279	2,261	442	523
Class C	3	3	56	25	130	127
Class R3	—	—	—	—	17	23
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$18,657	$19,623	$2,165	$2,107	$58	$37
Net realized gain/(loss) on investments	5,052	116,356	93	48,215	(504)	85
Change in net unrealized appreciation/(depreciation) of investments	(131,925)	(45,513)	(7,384)	(36,156)	(335)	(120)
Net increase/(decrease) in net assets resulting from operations	(108,216)	90,466	(5,126)	14,166	(781)	2
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(936)	(286)	—	—	—	—
Trust Class	(329)	(74)	(113)	(65)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(20,276)	(14,148)	(2,535)	(2,374)	(102)	(66)
Class A	(543)	(69)	(51)	(41)	(3)	(20)
Class C	(34)	—	(22)	(2)	(2)	(8)
Class R3	—	—	(36)	(28)	—	—
Class R6	(1,072)	(2,084)	(169)	(116)	(5)	(18)
Total distributions to shareholders	(23,190)	(16,661)	(2,926)	(2,626)	(112)	(112)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,058	5,762	—	—	—	—
Trust Class	1,584	6,248	154	149	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	662,224	651,839	20,113	17,951	42	5,506
Class A	11,407	25,730	456	1,347	17	66
Class C	1,122	4,054	205	159	—	28
Class R3	—	—	525	953	—	—
Class R6	27,204	87,406	21,500	190	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	893	273	—	—	—	—
Trust Class	310	70	74	62	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	14,015	11,700	2,481	2,312	102	67
Class A	157	30	38	36	1	9
Class C	25	—	11	1	—	—
Class R3	—	—	28	23	—	—
Class R6	1,072	2,084	169	115	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(104,354)	(94,582)
Trust Class	—	—	—	—	(14,134)	(15,794)
Advisor Class	—	—	—	—	(169)	(9)
Institutional Class	(120)	(39)	(35,994)	(43,135)	(17,146)	(19,040)
Class A	(15)	(210)	(3,582)	(18,374)	(3,095)	(2,155)
Class C	—	—	(64)	(77)	(482)	(305)
Class R3	—	—	—	—	(333)	(161)
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	914	(74)	(7,843)	(37,625)	(3,486)	(19,422)
Net Increase/(Decrease) in Net Assets	1,290	(19)	(38,000)	(41,994)	(72,926)	146,051
Net Assets:
Beginning of year	2,884	2,903	89,415	131,409	1,334,332	1,188,281
End of year	$4,174	$2,884	$51,415	$89,415	$1,261,406	$1,334,332

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(10,562)	(14,869)	—	—	—	—
Trust Class	(10,327)	(13,234)	(2,761)	(791)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(815,615)	(393,626)	(29,863)	(102,410)	(180)	(71)
Class A	(22,624)	(33,923)	(941)	(2,627)	(64)	(177)
Class C	(4,893)	(3,521)	(915)	(360)	(16)	—
Class R3	—	—	(1,570)	(2,748)	—	—
Class R6	(18,009)	(158,868)	(1,320)	(1,000)	—	—
Net increase/(decrease) from Fund share transactions	(159,959)	177,155	8,384	(86,638)	(98)	5,428
Net Increase/(Decrease) in Net Assets	(291,365)	250,960	332	(75,098)	(991)	5,318
Net Assets:
Beginning of year	2,075,781	1,824,821	169,476	244,574	6,820	1,502
End of year	$1,784,416	$2,075,781	$169,808	$169,476	$5,829	$6,820

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$(1,575)	$(3,268)	$29,859	$20,674	$(2,933)	$(2,052)
Net realized gain/(loss) on investments	38,499	92,774	36,221	171,588	88,646	141,296
Change in net unrealized appreciation/(depreciation) of investments	(127,170)	71,486	30,096	(15,860)	(25,530)	173,664
Net increase/(decrease) in net assets resulting from operations	(90,246)	160,992	96,176	176,402	60,183	312,908
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(135,000)	(93,531)	(44,035)	(39,598)
Trust Class	—	—	(7,863)	(6,005)	(6,739)	(5,336)
Advisor Class	—	—	(13,649)	(11,211)	(1,304)	(1,205)
Institutional Class	(66,824)	(43,660)	(13,795)	(7,533)	(30,078)	(28,019)
Class A	(2,298)	(908)	(546)	(230)	(3,791)	(3,926)
Class C	(2,355)	(1,255)	(266)	(180)	(980)	(859)
Class R3	—	—	(41)	(17)	(1,260)	(1,127)
Class R6	—	—	—	—	(37,921)	(24,371)
Total distributions to shareholders	(71,477)	(45,823)	(171,160)	(118,707)	(126,108)	(104,441)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	57,038	8,101	14,157	12,268
Trust Class	—	—	24,969	4,087	12,926	23,437
Advisor Class	—	—	10,000	5,499	4,249	5,456
Institutional Class	199,421	177,678	268,690	37,581	59,510	77,662
Class A	30,510	11,603	47,687	1,809	7,660	12,576
Class C	2,034	3,472	14,187	423	828	1,428
Class R3	—	—	784	172	39,801	4,513
Class R6	173	—	258	—	114,860	144,101
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	130,095	90,111	41,799	37,431
Trust Class	—	—	7,710	5,920	6,736	5,323
Advisor Class	—	—	13,624	11,200	819	787
Institutional Class	57,901	39,433	12,692	6,871	29,536	27,748
Class A	2,242	876	366	200	3,663	3,767
Class C	2,090	1,115	148	127	945	831
Class R3	—	—	34	12	1,164	1,015
Class R6	—	—	—	—	36,543	24,101

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$1,145	$639	$10,550	$11,256	$6,097	$7,613
Net realized gain/(loss) on investments	(1,169)	8,362	297,663	179,589	16,081	26,044
Change in net unrealized appreciation/(depreciation) of investments	(15,882)	3,283	(302,361)	154,176	65,965	(12,168)
Net increase/(decrease) in net assets resulting from operations	(15,906)	12,284	5,852	345,021	88,143	21,489
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(2,762)	(2,645)	—	—	—	—
Trust Class	(668)	(859)	—	—	(7,852)	(9,106)
Advisor Class	—	—	—	—	—	—
Institutional Class	(3,918)	(2,609)	(147,622)	(188,278)	(11,383)	(11,703)
Class A	(528)	(720)	(6,424)	(5,812)	(3,521)	(4,640)
Class C	(137)	(188)	(3,583)	(4,128)	(667)	(898)
Class R3	(155)	(115)	—	—	(1,017)	(1,057)
Class R6	—	—	—	—	(3,773)	(3,179)
Total distributions to shareholders	(8,168)	(7,136)	(157,629)	(198,218)	(28,213)	(30,583)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	27,827	998	—	—	—	—
Trust Class	797	398	—	—	17,380	14,986
Advisor Class	—	—	—	—	—	—
Institutional Class	17,697	27,310	161,758	153,353	57,811	60,254
Class A	16,035	3,941	15,497	36,164	20,390	15,061
Class C	375	329	5,226	6,748	442	241
Class R3	379	1,160	—	—	5,904	4,732
Class R6	25	—	—	—	21,078	29,533
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,646	2,513	—	—	—	—
Trust Class	657	847	—	—	7,805	9,054
Advisor Class	—	—	—	—	—	—
Institutional Class	3,906	2,588	137,938	178,195	10,228	10,556
Class A	405	587	5,674	5,235	3,379	4,447
Class C	122	164	3,274	3,762	595	793
Class R3	134	92	—	—	967	988
Class R6	—	—	—	—	3,773	3,178

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	25,810	—	—	—
Class A	—	—	3,922	—	—	—
Class C	—	—	4,058	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(108,103)	(132,889)	(48,184)	(42,932)
Trust Class	—	—	(15,949)	(19,162)	(15,662)	(13,534)
Advisor Class	—	—	(26,840)	(40,447)	(7,652)	(5,383)
Institutional Class	(210,936)	(490,716)	(66,594)	(30,147)	(140,737)	(126,889)
Class A	(26,719)	(13,148)	(3,471)	(1,907)	(26,028)	(26,324)
Class C	(6,739)	(5,400)	(814)	(938)	(1,881)	(1,861)
Class R3	—	—	(407)	(58)	(9,434)	(5,362)
Class R6	—	—	—	—	(109,689)	(52,519)
Net increase/(decrease) from Fund share transactions	49,977	(275,087)	399,894	(53,435)	15,929	107,640
Net Increase/(Decrease) in Net Assets	(111,746)	(159,918)	324,910	4,260	(49,996)	316,107
Net Assets:
Beginning of year	722,535	882,453	1,458,683	1,454,423	1,487,600	1,171,493
End of year	$610,789	$722,535	$1,783,593	$1,458,683	$1,437,604	$1,487,600

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(27,914)	(5,671)	—	—	—	—
Trust Class	(1,810)	(2,306)	—	—	(43,660)	(44,221)
Advisor Class	—	—	—	—	—	—
Institutional Class	(22,720)	(8,770)	(926,729)	(431,903)	(56,374)	(82,169)
Class A	(18,400)	(3,437)	(39,626)	(24,170)	(26,352)	(41,552)
Class C	(949)	(757)	(10,965)	(9,355)	(5,200)	(5,979)
Class R3	(451)	(502)	—	—	(6,941)	(6,518)
Class R6	—	—	—	—	(16,506)	(20,531)
Net increase/(decrease) from Fund share transactions	(1,239)	19,484	(647,953)	(81,971)	(5,281)	(47,147)
Net Increase/(Decrease) in Net Assets	(25,313)	24,632	(799,730)	64,832	54,649	(56,241)
Net Assets:
Beginning of year	117,617	92,985	1,987,149	1,922,317	458,281	514,522
End of year	$92,304	$117,617	$1,187,419	$1,987,149	$512,930	$458,281

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations Note A:
Net investment income/(loss)	$(999)	$(808)	$17,524	$14,867
Net realized gain/(loss) on investments	13,324	18,089	251,895	226,047
Change in net unrealized appreciation/(depreciation) of investments	(11,696)	10,573	(352,941)	164,375
Net increase/(decrease) in net assets resulting from operations	629	27,854	(83,522)	405,289
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(10,344)	(749)	(47,002)	(44,085)
Trust Class	(673)	(49)	(16,512)	(13,644)
Advisor Class	(382)	(37)	—	—
Institutional Class	(2,842)	(180)	(76,097)	(52,580)
Class A	(822)	(48)	(9,516)	(6,950)
Class C	(539)	(42)	(4,557)	(3,146)
Class R3	(274)	(24)	(2,534)	(2,203)
Class R6	(4)	—	(23,974)	(22,818)
Total distributions to shareholders	(15,880)	(1,129)	(180,192)	(145,426)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,799	4,272	25,001	56,624
Trust Class	753	100	18,117	30,425
Advisor Class	1,855	833	—	—
Institutional Class	95,021	2,713	183,454	223,902
Class A	73,671	3,414	20,718	28,735
Class C	1,891	851	4,916	6,581
Class R3	5,274	1,595	8,547	16,496
Class R6	21,713	—	98,445	113,355
Proceeds from reinvestment of dividends and distributions:
Investor Class	10,178	736	45,674	43,405
Trust Class	642	47	16,406	13,567
Advisor Class	382	37	—	—
Institutional Class	2,797	177	68,421	48,046
Class A	804	47	8,676	6,304
Class C	508	41	4,059	2,762
Class R3	248	17	2,370	2,076
Class R6	—	—	23,974	22,818

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(8,500)	(6,627)	(230,755)	(231,636)
Trust Class	(678)	(797)	(79,130)	(73,283)
Advisor Class	(1,650)	(663)	—	—
Institutional Class	(23,030)	(2,711)	(328,752)	(270,163)
Class A	(27,770)	(2,793)	(45,597)	(39,847)
Class C	(834)	(543)	(16,910)	(9,878)
Class R3	(4,969)	(934)	(11,720)	(27,732)
Class R6	(474)	—	(171,115)	(208,482)
Net increase/(decrease) from Fund share transactions	153,631	(188)	(355,201)	(245,925)
Net Increase/(Decrease) in Net Assets	138,380	26,537	(618,915)	13,938
Net Assets:
Beginning of year	100,087	73,550	2,406,962	2,393,024
End of year	$238,467	$100,087	$1,788,047	$2,406,962

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") and Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares and fourteen offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders. As previously announced, as of September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund, and changed its investment strategy, portfolio management team and fees and expenses.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, warrants, exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2019, were $81,067, $7,655, $750,062, $952, $415,854, $51,765, $4,355, $622,995, $38,718, $339, $6,395, $116,781, and $1,121, for Equity Income, Focus, Genesis, Guardian, International Equity, International Select, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth and Sustainable Equity, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2019, the Funds did not have any unrecognized tax positions.

At August 31, 2019, selected Fund information for all long security positions and derivative instruments, if any, for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$50,169	$7,773	$3,109	$4,664
Emerging Markets Equity	1,278,194	164,842	89,089	75,753
Equity Income	1,196,275	296,439	24,197	272,242
Focus	558,108	164,347	43,760	120,587
Genesis	5,566,216	4,950,652	288,769	4,661,883
Global Equity	3,019	791	212	579
Global Real Estate	3,765	576	99	477
Greater China Equity	52,434	3,100	6,378	(3,278)
Guardian	1,003,665	333,045	31,406	301,639
International Equity	1,698,042	197,900	116,300	81,600
International Select	159,965	16,935	11,676	5,259
International Small Cap	6,440	406	633	(227)
Intrinsic Value	543,723	172,270	104,822	67,448
Large Cap Value	1,698,323	212,007	37,790	174,217
Mid Cap Growth	1,037,576	439,965	18,921	421,044
Mid Cap Intrinsic Value	89,242	14,721	11,614	3,107
Multi-Cap Opportunities	694,034	492,769	884	491,885
Real Estate	411,980	107,796	7,192	100,604
Small Cap Growth	248,757	21,595	14,376	7,219
Sustainable Equity	1,327,270	568,478	111,553	456,925

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, net operating losses written off, differences transferred to a surviving fund following a merger, non-deductible expenses from partnerships, and adjustments from securities redeemed in-kind. For the year ended August 31, 2019, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$520	$(520)
Emerging Markets Equity	—	—
Equity Income	6,743,896	(6,743,896)
Focus	1,196,242	(1,196,242)
Genesis	145,409,906	(145,409,906)
Global Equity	—	—
Global Real Estate	5	(5)
Greater China Equity	—	—
Guardian	4,500,089	(4,500,089)
International Equity	3,714,010	(3,714,010)
International Select	215,645	(215,645)
International Small Cap	—	—
Intrinsic Value	6,179,223	(6,179,223)
Large Cap Value	8,971,478	(8,971,478)
Mid Cap Growth	8,540,569	(8,540,569)
Mid Cap Intrinsic Value	(13,704)	13,704
Multi-Cap Opportunities	64,277,035	(64,277,035)
Real Estate	2,131,350	(2,131,350)
Small Cap Growth	3,478,342	(3,478,342)
Sustainable Equity	65,481,908	(65,481,908)

The tax character of distributions paid during the years ended August 31, 2019, and August 31, 2018, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018
Dividend Growth	$878,382	$505,410	$1,990,913	$624,343	$—	$—	$2,869,295	$1,129,753
Emerging Markets Equity	12,080,438	6,837,681	—	—	—	—	12,080,438	6,837,681
Equity Income	33,714,658	45,816,093	65,245,087	63,269,560	—	—	98,959,745	109,085,653
Focus	18,916,856	33,895,157	33,501,189	29,442,423	—	—	52,418,045	63,337,580
Genesis	20,419,535	63,910,574	983,608,714	1,291,918,972	—	—	1,004,028,249	1,355,829,546
Global Equity	75,450	26,186	232,764	—	—	—	308,214	26,186
Global Real Estate	73,452	51,623	33,173	24,773	—	—	106,625	76,396
Greater China Equity	11,364,203	8,294,757	13,298,695	6,092,283	—	—	24,662,898	14,387,040
Guardian	29,808,349	21,564,458	80,355,254	62,358,000	—	—	110,163,603	83,922,458
International Equity	18,471,465	16,661,495	4,719,319	—	—	—	23,190,784	16,661,495
International Select	1,242,508	2,625,735	1,682,857	—	—	—	2,925,365	2,625,735
International Small Cap	15,182	112,414	96,500	—	—	—	111,682	112,414
Intrinsic Value	11,727,225	5,894,092	59,749,691	39,928,465	—	—	71,476,916	45,822,557

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018
Large Cap Value	$48,424,781	$58,656,776	$122,735,314	$60,050,227	$—	$—	$171,160,095	$118,707,003
Mid Cap Growth	20,803,058	10,423,416	105,305,351	94,016,995	—	—	126,108,409	104,440,411
Mid Cap Intrinsic Value	3,594,717	1,057,152	4,572,879	6,079,356	—	—	8,167,596	7,136,508
Multi-Cap Opportunities	11,530,044	10,555,931	146,099,376	187,661,598	—	—	157,629,420	198,217,529
Real Estate	6,014,323	7,230,660	22,198,825	23,352,045	—	—	28,213,148	30,582,705
Small Cap Growth	10,737,489	—	5,142,955	1,129,421	—	—	15,880,444	1,129,421
Sustainable Equity	11,102,674	31,075,924	169,089,043	114,350,242	—	—	180,191,717	145,426,166

As of August 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$826,026	$—	$4,664,017	$(538,359)	$—	$4,951,684
Emerging Markets Equity	12,296,996	—	75,740,302	(78,400,665)	(19,592)	9,617,041
Equity Income	3,925,399	37,428,678	272,253,224	—	—	313,607,301
Focus	3,361,783	2,384,426	120,586,822	—	(93,052)	126,239,979
Genesis	11,081,971	498,092,485	4,661,883,108	—	—	5,171,057,564
Global Equity	28,103	376,486	579,180	—	—	983,769
Global Real Estate	51,947	47,091	477,318	—	(1,784)	574,572
Greater China Equity	453,480	—	(3,294,512)	(10,741,550)	(17,525)	(13,600,107)
Guardian	24,613,618	40,887,423	301,639,013	—	(25,218)	367,114,836
International Equity	15,829,475	4,157,167	81,538,286	—	(331)	101,524,597
International Select	1,957,837	289,184	5,250,082	—	(11,955)	7,485,148
International Small Cap	50,883	—	(227,302)	(502,768)	—	(679,187)
Intrinsic Value	2,473,029	13,732,506	67,448,301	—	(74,200)	83,579,636
Large Cap Value	23,826,214	22,479,704	174,216,641	—	—	220,522,559
Mid Cap Growth	—	62,345,876	421,044,393	(2,574,094)	—	480,816,175
Mid Cap Intrinsic Value	527,332	(2,553,157)	3,106,642	—	—	1,080,817
Multi-Cap Opportunities	6,875,456	188,844,424	491,885,207	—	—	687,605,087
Real Estate	—	9,659,294	100,604,434	—	—	110,263,728
Small Cap Growth	7,202,678	1,782,696	7,218,928	—	—	16,204,302
Sustainable Equity	11,213,620	146,938,088	456,910,093	—	—	615,061,801

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, partnership basis adjustments, convertible bond adjustments, loss limitation due to ownership change, tax adjustments related to real estate investment trusts ("REITs") and mark to market adjustments on forwards, passive foreign investment companies and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Dividend Growth	$53,083		$485,276
Emerging Markets Equity	31,538,458		46,862,207
Greater China Equity	2,609,992	*	8,131,557	*
International Small Cap	117,597		385,171

*  Future utilization is limited under current tax regulation.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under The Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2019, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$2,574,094	$—	$—
Mid Cap Intrinsic Value	—	2,298,359	254,798

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. For the year ended August 31, 2019, Emerging Markets Equity had realized capital gains taxes of $5,326, which is reflected in the Statements of Operations.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in REITs, it is the policy to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2019, these Funds estimated these amounts for the period January 1, 2019 to August 31, 2019 within the financial statements because the 2019 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2019, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or the ETF's exemptive order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2019, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2019. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Equity Income used options written to generate incremental returns. Focus used options written to enhance total return; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance total return and to gain exposure to certain securities. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Value used options written to enhance total return and to efficiently manage risk exposures.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At August 31, 2019, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$1,777	$1,777
Total Value—Assets		$1,777	$1,777

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(2,804)	$(2,804)
Total Value—Liabilities		$(2,804)	$(2,804)
Guardian
Options written	Option contracts written, at value	$(2,610)	$(2,610)
Total Value—Liabilities		$(2,610)	$(2,610)

The impact of the use of derivative instruments on the Statements of Operations during the year ended August 31, 2019, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$2,113	$2,113
Total Realized Gain/(Loss)		$2,113	$2,113
Focus
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$176	$176
Total Realized Gain/(Loss)		$176	$176
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$(1,262)	$(1,262)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	1,762	1,762
Total Realized Gain/(Loss)		$500	$500

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Large Cap Value
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$84	$84
Total Realized Gain/(Loss)		$84	$84

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$(815)	$(815)
Total Change in Appreciation/(Depreciation)		$(815)	$(815)
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$489	$489
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	(1,644)	(1,644)
Total Change in Appreciation/(Depreciation)		$(1,155)	$(1,155)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus, Guardian and Large Cap Value did not hold any derivative instruments during the year ended August 31, 2019, that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended August 31, 2019, the Funds listed below received income under the securities lending arrangement as follows:

(000's omitted)
Emerging Markets Equity	$39
Focus	7
Guardian	162
International Equity	238
International Select	24
International Small Cap	5
Large Cap Value	120
Mid Cap Growth	27
Small Cap Growth	37

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of August 31, 2019, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

(000's omitted)	Value of Securities Loaned
Emerging Markets Equity	$8,768
Guardian	42,609
International Small Cap	241
Large Cap Value	87,260
Mid Cap Growth	19,924
Small Cap Growth	14,531

As of August 31, 2019, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
(000's omitted)	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$9,007	$—	$—	$—	$9,007
Guardian	43,104	—	—	—	43,104
International Small Cap	254	—	—	—	254

	Remaining Contractual Maturity of the Agreements
(000's omitted)	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Large Cap Value	$87,881	$—	$—	$—	$87,881
Mid Cap Growth	20,416	—	—	—	20,416
Small Cap Growth	14,921	—	—	—	14,921

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Guardian, International Small Cap, Large Cap Value, Mid Cap Growth and Small Cap Growth held one or more of these investments at August 31, 2019. The Funds' security lending assets and liabilities at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of August 31, 2019.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$8,768	$—	$8,768
Total	$8,768	$—	$8,768
Guardian
Securities Lending	$42,609	$—	$42,609
Total	$42,609	$—	$42,609
International Small Cap
Securities Lending	$241	$—	$241
Total	$241	$—	$241
Large Cap Value
Securities Lending	$87,260	$—	$87,260
Total	$87,260	$—	$87,260
Mid Cap Growth
Securities Lending	$19,924	$—	$19,924
Total	$19,924	$—	$19,924
Small Cap Growth
Securities Lending	$14,531	$—	$14,531
Total	$14,531	$—	$14,531

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
SSB	$8,768	$—	$(8,768)	$—
Total	$8,768	$—	$(8,768)	$—
Guardian
SSB	$42,609	$—	$(42,609)	$—
Total	$42,609	$—	$(42,609)	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
International Small Cap
SSB	$241	$—	$(241)	$—
Total	$241	$—	$(241)	$—
Large Cap Value
SSB	$87,260	$—	$(87,260)	$—
Total	$87,260	$—	$(87,260)	$—
Mid Cap Growth
SSB	$19,924	$—	$(19,924)	$—
Total	$19,924	$—	$(19,924)	$—
Small Cap Growth
SSB	$14,531	$—	$(14,531)	$—
Total	$14,531	$—	$(14,531)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at August 31, 2019, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, a Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares ("in-kind subscription"). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2018, Genesis accepted $117,648,065 of in-kind subscriptions.

15  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2018, Genesis, International Equity, International Select and Sustainable Equity realized net gains of $266,798,836, $37,148,378, $22,204,328 and $39,512,498, respectively, on $475,404,196, $122,988,128, $70,976,192 and $103,913,811, respectively, of in-kind redemptions. During the year ended August 31, 2019, Genesis and Sustainable Equity realized net gains of $51,385,073 and $26,393,200, respectively, on $88,171,756 and $74,230,454, respectively, of in-kind redemptions.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a) and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity(b):
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(a)  Management has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. Management may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to these respective Funds. Fees voluntarily waived and/or reimbursed are not subject to recovery by Management.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for Year Ended August 31, 2019
International Equity	0.14%	4/5/19	$1,611,037
	0.07%	11/15/18 – 4/4/19
	0.04%	11/1/17 – 11/14/18

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for Year Ended August 31, 2019
Mid Cap Intrinsic Value(c)	3.73%	8/30/19 – 8/31/19	$110,106
	0.33%	6/18/19 – 8/29/19
	0.05%	4/5/19 – 6/17/19
	0.03%	11/15/18 – 4/4/19

(b)  For the period September 1, 2019, to September 2, 2019, Management voluntarily reduced its management fee by 0.55% of the Fund's average daily net assets. Effective September 3, 2019, the investment management fee is 0.20% of the Fund's average daily net assets.

(c)  Effective September 1, 2019, Management changed the voluntary waiver to 0.33% of average daily net assets.

Accordingly, for the year ended August 31, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.94%		Intrinsic Value	0.81%
Equity Income	0.49%		Large Cap Value	0.49%
Focus	0.53%		Mid Cap Growth	0.50%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.54%
Guardian	0.50%		Small Cap Growth	0.85%
International Equity	0.78	%(a)	Sustainable Equity	0.47%
International Select	0.55%

(a)  0.69% annual effective net rate of the Fund's average daily net assets.

(b)  0.45% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

				Expenses Reimbursed in Year Ended August 31,
				2017	2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022
Dividend Growth Institutional Class	0.69%		8/31/22	$258,355	$245,104	$253,857
Dividend Growth Class A	1.05%		8/31/22	8,372	11,408	9,695
Dividend Growth Class C	1.80%		8/31/22	20,432	17,402	15,075
Dividend Growth Class R6	0.59	%(b)	8/31/22	484	158	158
Emerging Markets Equity Institutional Class	1.25%		8/31/22	460,088	231,794	—
Emerging Markets Equity Class A	1.50%		8/31/22	91,792	92,255	51,901
Emerging Markets Equity Class C	2.25%		8/31/22	11,097	12,202	9,302
Emerging Markets Equity Class R3	1.91%		8/31/22	1,161	24	245
Emerging Markets Equity Class R6	1.15	%(b)	8/31/22	88,158	7,769	—
Equity Income Institutional Class	0.80%		8/31/22	—	—	—
Equity Income Class A	1.16%		8/31/22	—	—	—
Equity Income Class C	1.91%		8/31/22	—	—	—
Equity Income Class R3	1.41%		8/31/22	—	—	—
Focus Trust Class	1.50%		8/31/22	—	—	—
Focus Advisor Class	1.50%		8/31/22	—	—	—
Focus Institutional Class	0.75%		8/31/22	209	—	114
Focus Class A	1.11%		8/31/22	580	312	261
Focus Class C	1.86%		8/31/22	336	137	193
Genesis Trust Class	1.50%		8/31/22	—	—	—
Genesis Advisor Class	1.50%		8/31/22	—	—	—
Genesis Institutional Class	0.85%		8/31/22	—	—	—
Genesis Class R6	0.75	%(b)	8/31/22	—	872,606	3,159
Global Equity Institutional Class	0.75	%(b)(i)	8/31/22	239,590	259,479	286,177
Global Equity Class A	1.11	%(b)(i)	8/31/22	24,676	30,042	23,143
Global Equity Class C	1.86	%(b)(i)	8/31/22	8,112	6,624	7,214
Global Real Estate Institutional Class	1.00%		8/31/22	202,973	220,996	227,837
Global Real Estate Class A	1.36%		8/31/22	38,044	30,605	27,482
Global Real Estate Class C	2.11%		8/31/22	25,661	28,315	26,045
Greater China Equity Institutional Class	1.50%		8/31/22	164,058	79,507	173,901
Greater China Equity Class A	1.86%		8/31/22	9,343	28,600	30,826
Greater China Equity Class C	2.61%		8/31/22	321	536	801
Guardian Trust Class	1.50%		8/31/22	—	—	—
Guardian Advisor Class	1.50%		8/31/22	—	—	—
Guardian Institutional Class	0.75%		8/31/22	—	—	—
Guardian Class A	1.11%		8/31/22	—	—	—
Guardian Class C	1.86%		8/31/22	—	—	—
Guardian Class R3	1.36%		8/31/22	88	20	91

				Expenses Reimbursed in Year Ended August 31,
				2017		2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020		2021	2022
Guardian Class R6	0.65%		8/31/22	$—		$—	$36	(c)
International Equity Investor Class	1.40%		8/31/22	—		—	—
International Equity Trust Class	2.00%		8/31/22	—		—	—
International Equity Institutional Class	0.85%		8/31/22	—		1,186,829	877,385
International Equity Class A	1.21%		8/31/22	—		59,940	35,772
International Equity Class C	1.96%		8/31/22	—		12,453	7,523
International Equity Class R6	0.75	%(b)	8/31/22	—		146,965	48,635
International Select Trust Class	1.15	%(b)	8/31/22	12,594		18,565	17,860
International Select Institutional Class	0.80	%(b)	8/31/22	141,368		244,239	223,768
International Select Class A	1.16	%(b)	8/31/22	3,083		6,671	5,946
International Select Class C	1.91	%(b)	8/31/22	2,278		3,656	3,369
International Select Class R3	1.41	%(b)	8/31/22	3,513		6,179	5,140
International Select Class R6	0.70	%(b)	8/31/22	1,906	(d)	13,555	31,580
International Small Cap Institutional Class	1.05%		8/31/22	159,342	(e)	257,330	281,758
International Small Cap Class A	1.41%		8/31/22	65,158	(e)	16,926	9,070
International Small Cap Class C	2.16%		8/31/22	25,270	(e)	8,534	6,779
International Small Cap Class R6	0.95	%(b)	8/31/22	50,711	(e)	15,753	11,852
Intrinsic Value Institutional Class	1.00%		8/31/22	205,715		93,339	246,027
Intrinsic Value Class A	1.36%		8/31/22	21,955		8,931	15,978
Intrinsic Value Class C	2.11%		8/31/22	9,376		4,695	8,765
Intrinsic Value Class R6	0.90%		8/31/22	—		—	22	(f)
Large Cap Value Trust Class	1.50%		8/31/22	—		—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—		—	—
Large Cap Value Institutional Class	0.70%		8/31/22	—		—	—
Large Cap Value Class A	1.11%		8/31/22	—		—	—
Large Cap Value Class C	1.86%		8/31/22	—		—	—
Large Cap Value Class R3	1.36%		8/31/22	13		3	—
Large Cap Value Class R6	0.60%		8/31/22	—		—	17	(f)
Mid Cap Growth Trust Class	1.50%		8/31/22	—		—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—		—	—
Mid Cap Growth Institutional Class	0.75%		8/31/22	—		—	—
Mid Cap Growth Class A	1.11%		8/31/22	—		—	—
Mid Cap Growth Class C	1.86%		8/31/22	—		—	—
Mid Cap Growth Class R3	1.36%		8/31/22	—		—	—
Mid Cap Growth Class R6	0.65	%(b)	8/31/22	—		—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—		—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	—		9,030	5,026

				Expenses Reimbursed in Year Ended August 31,
				2017	2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/22	$5,015	$61,130	$47,471
Mid Cap Intrinsic Value Class A	1.21%		8/31/22	4,690	13,941	9,892
Mid Cap Intrinsic Value Class C	1.96%		8/31/22	1,218	3,434	2,255
Mid Cap Intrinsic Value Class R3	1.46%		8/31/22	629	3,348	2,681
Mid Cap Intrinsic Value Class R6	0.75%		8/31/22	—	—	45	(c)
Multi-Cap Opportunities Institutional Class	1.00%		8/31/22	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/22	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/22	—	—	—
Real Estate Trust Class	1.50	%(g)	8/31/22	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	418,961	355,600	367,084
Real Estate Class A	1.21%		8/31/22	193,727	145,323	122,879
Real Estate Class C	1.96%		8/31/22	47,102	33,477	25,121
Real Estate Class R3	1.46%		8/31/22	46,018	39,632	41,328
Real Estate Class R6	0.75	%(b)	8/31/22	85,221	110,981	127,316
Small Cap Growth Investor Class	1.30	%(g)	8/31/22	221,840	248,687	176,976
Small Cap Growth Trust Class	1.40	%(g)	8/31/22	19,320	17,589	13,037
Small Cap Growth Advisor Class	1.60	%(g)	8/31/22	8,126	8,542	6,659
Small Cap Growth Institutional Class	0.90%		8/31/22	61,816	81,452	153,070
Small Cap Growth Class A	1.26%		8/31/22	20,750	25,896	87,247
Small Cap Growth Class C	2.01%		8/31/22	11,214	14,080	16,005
Small Cap Growth Class R3	1.51%		8/31/22	6,935	9,492	14,401
Small Cap Growth Class R6	0.80%		8/31/22	—	—	5,523	(b)(h)
Sustainable Equity Trust Class	1.50%		8/31/22	—	—	—
Sustainable Equity Institutional Class	0.75%		8/31/22	—	—	—
Sustainable Equity Class A	1.11%		8/31/22	—	—	—
Sustainable Equity Class C	1.86%		8/31/22	—	—	—
Sustainable Equity Class R3	1.36%		8/31/22	—	—	—
Sustainable Equity Class R6	0.65	%(b)	8/31/22	—	—	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
Genesis Class R6	0.78%	10/16/17
Global Equity Institutional Class	1.15%	12/8/16
Global Equity Class A	1.51%	12/8/16

Class	Expense limitation	Prior to
Global Equity Class C	2.26%	12/8/16
International Equity Class R6	0.78%	12/6/18
International Select Institutional Class	0.90%	12/8/16
International Select Trust Class	1.25%	12/8/16
International Select Class A	1.30%	12/8/16
International Select Class C	2.00%	12/8/16
International Select Class R3	1.51%	12/8/16
International Select Class R6	0.73%	12/6/18
International Select Class R6	0.83%	12/8/16
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(e)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(f)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(g)  In addition to the contractual undertaking described above, Management has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by Management and are terminable by Management upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Year Ended August 31, 2019
Real Estate Trust Class	1.04%	11/15/18	$471,881
Small Cap Growth Investor Class	1.18%	11/15/18	74,246
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18
Small Cap Growth Trust Class	1.29%	9/7/18	4,698
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18
Small Cap Growth Advisor Class	1.44%	9/7/18	4,020
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18

(h)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

(i)  Effective September 3, 2019, the contractual expense limitation is 0.40% for Institutional Class, 0.76% for Class A and 1.51% for Class C.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2019, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Emerging Markets Equity Institutional Class	$40,374
Emerging Markets Equity Class R6	28,306
Large Cap Value Class R3	183
Mid Cap Growth Class R3	945

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2019, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$—	$—	$—	$—
Dividend Growth Class C	—	139	—	—
Emerging Markets Equity Class A	12,551	—	—	—
Emerging Markets Equity Class C	—	5,364	—	—
Equity Income Class A	22,327	—	—	—
Equity Income Class C	—	4,109	—	—
Focus Class A	70	—	—	—
Focus Class C	—	100	—	—
Global Equity Class A	94	—	—	—
Global Equity Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Real Estate Class A	$16	$—	$—	$—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	13	—	—
Guardian Class A	2,909	—	—	—
Guardian Class C	—	—	—	—
International Equity Class A	4,674	—	—	—
International Equity Class C	—	5,462	—	—
International Select Class A	185	—	—	—
International Select Class C	—	1,094	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	70	—	—
Intrinsic Value Class A	14,500	—	—	—
Intrinsic Value Class C	—	1,188	—	—
Large Cap Value Class A	17,197	—	—	—
Large Cap Value Class C	—	1,457	—	—
Mid Cap Growth Class A	3,138	—	—	—
Mid Cap Growth Class C	—	506	—	—
Mid Cap Intrinsic Value Class A	2,759	—	—	—
Mid Cap Intrinsic Value Class C	—	411	—	—
Multi-Cap Opportunities Class A	20,686	—	—	—
Multi-Cap Opportunities Class C	—	3,230	—	—
Real Estate Class A	4,776	—	—	—
Real Estate Class C	—	714	—	—
Small Cap Growth Class A	19,434	—	—	—
Small Cap Growth Class C	—	429	—	—
Sustainable Equity Class A	28,604	—	—	—
Sustainable Equity Class C	—	7,091	—	—

Note C—Securities Transactions:

During the year ended August 31, 2019, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$23,385	$25,067	International Select	$56,338	$52,131
Emerging Markets Equity	555,097	493,688	International Small Cap	1,850	2,111
Equity Income	529,282	676,043	Intrinsic Value	141,779	173,961
Focus	136,164	192,792	Large Cap Value	1,782,503	1,613,182
Genesis	1,395,491	2,321,357	Mid Cap Growth	645,148	759,109
Global Equity	827	2,381	Mid Cap Intrinsic Value	66,434	60,424
Global Real Estate	2,156	1,282	Multi-Cap Opportunities	531,821	1,322,653
Greater China Equity	27,561	58,977	Real Estate	168,836	193,136
Guardian	429,338	539,950	Small Cap Growth	358,860	218,431
International Equity	594,447	738,112	Sustainable Equity	406,043	823,954

During the year ended August 31, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2019, and August 31, 2018, was as follows:

	For the Year Ended August 31, 2019					For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	989	232	—	(1,056)	165	1,594	79	(351)	1,322
Class A	11	7	—	(32)	(14)	80	3	(83)	—
Class C	8	12	—	(50)	(30)	9	3	(14)	(2)
Class R6	1	—	—	—	1	—	—	—	—
Emerging Markets Equity(a)
Institutional Class	28,355	243	—	(30,912)	(2,314)	37,031	103	(11,160)	25,974
Class A	1,187	8	—	(1,300)	(105)	1,992	8	(2,796)	(796)
Class C	128	—	—	(209)	(81)	281	—	(89)	192
Class R3	31	—	—	(55)	(24)	29	—	(29)	—
Class R6	4,906	95	—	(2,002)	2,999	3,929	55	(2,000)	1,984
Equity Income
Institutional Class	17,394	5,385	—	(21,062)	1,717	11,451	5,290	(22,423)	(5,682)
Class A	4,127	754	—	(7,677)	(2,796)	1,919	806	(4,251)	(1,526)
Class C	845	824	—	(6,193)	(4,524)	713	900	(4,985)	(3,372)
Class R3	73	7	—	(100)	(20)	79	4	(55)	28
Focus(b)
Investor Class	118	1,894	—	(2,099)	(87)	140	1,793	(2,136)	(203)
Trust Class	23	165	—	(394)	(206)	82	305	(533)	(146)
Advisor Class	7	6	—	(32)	(19)	11	41	(64)	(12)
Institutional Class	109	24	—	(88)	45	95	22	(101)	16
Class A	10	9	—	(36)	(17)	29	13	(29)	13
Class C	5	5	—	(20)	(10)	3	23	(16)	10
Genesis(c)
Investor Class	1,478	3,261	—	(5,966)	(1,227)	2,128	3,861	(6,999)	(1,010)
Trust Class	3,944	2,716	—	(6,502)	158	2,164	3,263	(8,346)	(2,919)
Advisor Class	292	326	—	(962)	(344)	505	428	(1,364)	(431)
Institutional Class	8,955	5,386	—	(16,170)	(1,829)	8,421	7,259	(27,980)	(12,300)
Class R6	9,277	8,231	—	(12,315)	5,193	14,262	8,129	(16,751)	5,640

	For the Year Ended August 31, 2019					For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Equity(a)
Institutional Class	14	41	—	(197)	(142)	5	3	(14)	(6)
Class A	9	3	—	(25)	(13)	82	—	(74)	8
Class C	—	—	—	(2)	(2)	4	—	(3)	1
Global Real Estate
Institutional Class	82	8	—	(11)	79	5	6	(4)	7
Class A	4	—	—	(1)	3	3	—	(20)	(17)
Class C	—	1	—	—	1	3	—	—	3
Greater China Equity
Institutional Class	859	2,620	—	(3,950)	(471)	343	732	(2,643)	(1,568)
Class A	—	285	—	(312)	(27)	296	146	(1,120)	(678)
Class C	—	7	—	(6)	1	1	2	(5)	(2)
Guardian(b)
Investor Class	666	6,183	—	(6,130)	719	662	3,906	(5,244)	(676)
Trust Class	115	288	—	(813)	(410)	197	333	(870)	(340)
Advisor Class	8	1	—	(10)	(1)	1	1	—	2
Institutional Class	930	471	—	(1,040)	361	903	277	(1,054)	126
Class A	99	29	—	(189)	(61)	56	30	(118)	(32)
Class C	28	9	—	(28)	9	9	7	(17)	(1)
Class R3	4	1	—	(19)	(14)	3	1	(9)	(5)
Class R6(d)	1	—	—	—	1	—	—	—	—
International Equity(b)
Investor Class	167	81	—	(869)	(621)	429	21	(1,121)	(671)
Trust Class	130	28	—	(853)	(695)	471	5	(999)	(523)
Institutional Class	53,998	1,269	—	(68,029)	(12,762)	48,906	889	(29,829)	19,966
Class A	942	14	—	(1,881)	(925)	1,947	2	(2,560)	(611)
Class C	92	2	—	(409)	(315)	305	—	(265)	40
Class R6	2,184	97	—	(1,472)	809	6,784	158	(11,940)	(4,998)
International Select
Trust Class	13	7	—	(231)	(211)	11	5	(62)	(46)
Institutional Class	1,694	227	—	(2,478)	(557)	1,370	180	(7,831)	(6,281)
Class A	37	4	—	(80)	(39)	102	3	(197)	(92)
Class C	18	1	—	(78)	(59)	12	—	(27)	(15)
Class R3	45	2	—	(130)	(83)	74	2	(210)	(134)
Class R6	1,782	15	—	(110)	1,687	14	9	(74)	(51)

	For the Year Ended August 31, 2019					For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International Small Cap
Institutional Class	4	10	—	(17)	(3)	414	5	(6)	413
Class A	2	—	—	(6)	(4)	5	1	(14)	(8)
Class C	—	—	—	(1)	(1)	2	—	—	2
Class R6	—	—	—	—	—	—	—	—	—
Intrinsic Value(a)
Institutional Class	13,096	4,347	—	(14,420)	3,023	10,567	2,425	(28,642)	(15,650)
Class A	1,908	168	—	(1,791)	285	683	54	(781)	(44)
Class C	135	157	—	(442)	(150)	202	68	(316)	(46)
Class R6(e)	12	—	—	—	12	—	—	—	—
Large Cap Value(c)
Investor Class	1,932	4,724	—	(3,550)	3,106	257	2,893	(4,192)	(1,042)
Trust Class	839	279	—	(527)	591	127	190	(609)	(292)
Advisor Class	326	494	—	(874)	(54)	173	359	(1,279)	(747)
Institutional Class	8,998	462	851	(2,198)	8,113	1,178	221	(956)	443
Class A	1,566	13	129	(117)	1,591	58	6	(59)	5
Class C	472	5	134	(27)	584	13	4	(29)	(12)
Class R3	26	1	—	(13)	14	5	1	(2)	4
Class R6(e)	8	—	—	—	8	—	—	—	—
Mid Cap Growth(c)
Investor Class	1,031	3,344	—	(3,303)	1,072	786	2,564	(2,772)	578
Trust Class	815	539	—	(1,051)	303	1,520	365	(868)	1,017
Advisor Class	294	66	—	(518)	(158)	357	54	(346)	65
Institutional Class	3,983	2,357	—	(10,065)	(3,725)	5,005	1,900	(8,119)	(1,214)
Class A	504	294	—	(1,796)	(998)	807	258	(1,718)	(653)
Class C	55	76	—	(130)	1	90	57	(120)	27
Class R3	3,183	94	—	(635)	2,642	293	70	(345)	18
Class R6	7,839	2,912	—	(7,481)	3,270	9,212	1,651	(3,366)	7,497
Mid Cap Intrinsic Value(a)
Investor Class	1,341	143	—	(1,360)	124	43	111	(244)	(90)
Trust Class	41	35	—	(87)	(11)	17	37	(99)	(45)
Institutional Class	843	211	—	(1,143)	(89)	1,167	115	(376)	906
Class A	775	22	—	(891)	(94)	168	26	(146)	48
Class C	20	7	—	(47)	(20)	13	7	(32)	(12)
Class R3	18	7	—	(22)	3	51	4	(22)	33
Class R6(d)	1	—	—	—	1	—	—	—	—

	For the Year Ended August 31, 2019					For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Multi-Cap Opportunities(a)
Institutional Class	9,107	8,557	—	(51,533)	(33,869)	8,019	9,663	(22,825)	(5,143)
Class A	853	351	—	(2,292)	(1,088)	1,898	283	(1,279)	902
Class C	294	202	—	(602)	(106)	351	203	(486)	68
Real Estate
Trust Class	1,294	632	—	(3,333)	(1,407)	1,148	689	(3,405)	(1,568)
Institutional Class	4,273	823	—	(4,302)	794	4,745	802	(6,386)	(839)
Class A	1,503	274	—	(1,962)	(185)	1,168	338	(3,275)	(1,769)
Class C	32	49	—	(397)	(316)	18	60	(467)	(389)
Class R3	455	79	—	(524)	10	369	75	(504)	(60)
Class R6	1,556	303	—	(1,215)	644	2,267	242	(1,612)	897
Small Cap Growth(c)
Investor Class	155	339	—	(232)	262	112	21	(177)	(44)
Trust Class	20	21	—	(18)	23	3	1	(22)	(18)
Advisor Class	49	12	—	(44)	17	21	1	(17)	5
Institutional Class	2,455	92	—	(606)	1,941	70	5	(70)	5
Class A	1,905	27	—	(726)	1,206	88	1	(71)	18
Class C	52	17	—	(23)	46	22	1	(15)	8
Class R3	138	8	—	(130)	16	40	1	(23)	18
Class R6(f)	564	—	—	(12)	552	—	—	—	—
Sustainable Equity(c)
Investor Class	667	1,372	—	(6,236)	(4,197)	1,442	1,148	(5,866)	(3,276)
Trust Class	485	492	—	(2,141)	(1,164)	773	358	(1,864)	(733)
Institutional Class	5,025	2,061	—	(9,048)	(1,962)	5,701	1,273	(6,864)	110
Class A	556	260	—	(1,271)	(455)	731	167	(1,018)	(120)
Class C	134	122	—	(462)	(206)	168	73	(253)	(12)
Class R3	233	71	—	(314)	(10)	416	55	(701)	(230)
Class R6	2,655	723	—	(4,622)	(1,244)	2,887	605	(5,439)	(1,947)

(a)  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2019, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(b)  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2018, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(c)  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2018, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(d)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(e)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(f)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

Note E—Line of Credit:

At August 31, 2019, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2019.

During the year ended August 31, 2019, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Greater China Equity	3	$15,700,000	3.48%	$4,016

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest expense."

Note F—Investments in Affiliates(a):

	Balance of Shares Held August 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2019	Value August 31, 2019	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Genesis
AMERISAFE, Inc.	794,599	330,905	84,959	1,040,545	$71,485,442	$3,427,652		$338,032	$4,332,670
Atrion Corp.	96,017	22,430	2,062	116,385	90,448,603	520,989		865,928	11,279,626
Chase Corp.	371,278	162,475	15,343	518,410	51,955,050	358,170		(68,754)	(9,568,686)
Exponent, Inc.	2,752,322	101,185	238,905	2,614,602	185,349,136	1,574,169		11,655,165	38,055,042
Fox Factory Holding Corp.	1,568,008	862,960	143,562	2,287,406	164,784,728	—	*	4,775,251	10,676,560
NetScout Systems, Inc.	4,073,838	755,650	812,027	4,017,461	88,986,761	—	*	(6,913,921)	(4,987,028)

	Balance of Shares Held August 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2019	Value August 31, 2019	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Power Integrations, Inc.	2,093,383	103,535	213,261	1,983,657	$176,585,146	$1,367,132		$5,480,017	$26,224,018
Rogers Corp.	1,238,614	100,900	91,933	1,247,581	165,204,676	—	*	4,387,079	(16,322,400)
U.S. Physical Therapy, Inc.	632,275	169,690	62,359	739,606	98,752,193	699,202		3,673,436	2,192,146
Sub-total for affiliates held as of 8/31/19(b)					$1,093,551,735	$7,947,314		$24,192,233	$61,881,948
AZZ, Inc.	1,366,653	9,425	757,154	618,924	$25,542,993	$825,303		$(10,954,225)	$(3,982,598)
Calavo Growers, Inc.	881,159	6,890	204,405	683,644	60,605,041	867,234		6,861,256	(21,930,106)
Heska Corp.	432,416	3,380	52,829	382,967	26,880,454	—	*	505,353	(15,440,577)
Manhattan Associates, Inc.	3,405,346	26,615	439,792	2,992,169	247,242,924	—	*	12,658,529	60,755,935
Sub-total for securities no longer affiliated as of 8/31/19(c)					$360,271,412	$1,692,537		$9,070,913	$19,402,654
Total					$1,453,823,147	$9,639,851		$33,263,146	$81,284,602

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  At August 31, 2019, these securities amounted to approximately 10.67% of net assets of Genesis.

(c)  At August 31, 2019, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At August 31, 2019, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.07%, 0.01% and 1.06%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at August 31, 2019, affiliated investors owned 0.05%, 2.78%, 0.00%, 0.12%, 73.60%, 0.08%, 0.00%, 0.00%, 0.02%, 18.61%, 0.00%, 0.01%, 0.00%, 0.05%, 0.01% and 0.00% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Small Cap Growth and Sustainable Equity, respectively.

Note G—Stock Splits:

In 2018, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Emerging Markets Equity, Global Equity, Intrinsic Value, Mid Cap Intrinsic Value and Multi-Cap Opportunities (collectively, the "2018 Stock Split Funds"). The Stock Split occurred after the close of business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the 2018 Stock Split Funds.

After the close of business on December 7, 2018, the following classes of the 2018 Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Emerging Markets Equity Class A	1	: 0.9925	Global Equity Class A	1	: 0.9873	Intrinsic Value Class A	1	: 0.9671
Emerging Markets Equity Class C	1	: 0.9490	Global Equity Class C	1	: 0.9346	Intrinsic Value Class C	1	: 0.9007
Emerging Markets Equity Class R3	1	: 0.9679
Emerging Markets Equity Class R6	1	: 1.0009

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Mid Cap Intrinsic Value Investor Class	1	: 0.9982	Multi-Cap Opportunities Class A	1	: 0.9915
Mid Cap Intrinsic Value Trust Class	1	: 0.8078	Multi-Cap Opportunities Class C	1	: 0.9455
Mid Cap Intrinsic Value Class A	1	: 0.8071
Mid Cap Intrinsic Value Class C	1	: 0.7826
Mid Cap Intrinsic Value Class R3	1	: 0.8036

In 2017, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Focus, Genesis, Guardian, International Equity, Large Cap Value, Mid Cap Growth, Small Cap Growth and Sustainable Equity (collectively, the "2017 Stock Split Funds"). The Stock Split for certain classes of Genesis, Large Cap Value, Mid Cap Growth and Sustainable Equity occurred after the close of business on December 8, 2017. The Stock Split for certain classes of the remaining 2017 Stock Split Funds occurred after the close of the business on February 23, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the 2017 Stock Split Funds.

After the close of business on December 8, 2017, the following classes of the 2017 Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Genesis Investor Class	1	: 0.5760	Large Cap Value Trust Class	1	: 0.6374	Mid Cap Growth Investor Class	1	: 0.9724	Sustainable Equity Investor Class	1	: 0.9982
Genesis Trust Class	1	: 1.0537	Large Cap Value Advisor Class	1	: 0.4658	Mid Cap Growth Trust Class	1	: 1.7186	Sustainable Equity Trust Class	1	: 0.5700
Genesis Advisor Class	1	: 0.3915	Large Cap Value Institutional Class	1	: 1.0080	Mid Cap Growth Advisor Class	1	: 1.7406	Sustainable Equity Class A	1	: 0.5631
Genesis Class R6	1	: 1.0003	Large Cap Value Class A	1	: 0.6359	Mid Cap Growth Class A	1	: 1.7093	Sustainable Equity Class C	1	: 0.5445
			Large Cap Value Class C	1	: 0.4379	Mid Cap Growth Class C	1	: 1.6694	Sustainable Equity Class R3	1	: 0.5555
			Large Cap Value Class R3	1	: 0.4729	Mid Cap Growth Class R3	1	: 1.7357	Sustainable Equity Class R6	1	: 1.0008
						Mid Cap Growth Class R6	1	: 1.0040

After the close of business on February 23, 2018, the following classes of the 2017 Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Focus Trust Class	1	: 0.5483	Guardian Trust Class	1	: 0.5975	International Equity Investor Class	1	: 1.8904	Small Cap Growth Trust Class	1	: 1.0831
Focus Advisor Class	1	: 0.1720	Guardian Advisor Class	1	: 0.7858	International Equity Trust Class	1	: 2.1151	Small Cap Growth Advisor Class	1	: 0.6866
Focus Institutional Class	1	: 1.0011	Guardian Institutional Class	1	: 1.0017	International Equity Class A	1	: 2.0998	Small Cap Growth Institutional Class	1	: 1.0298
Focus Class A	1	: 0.5403	Guardian Class A	1	: 0.5870	International Equity Class C	1	: 2.0430	Small Cap Growth Class A	1	: 1.0951
Focus Class C	1	: 0.1542	Guardian Class C	1	: 0.7496	International Equity Class R6	1	: 1.0085	Small Cap Growth Class C	1	: 0.6571
			Guardian Class R3	1	: 0.7801				Small Cap Growth Class R3	1	: 0.6886

Note H—Reorganizations:

At a meeting held on June 26, 2019, the Board approved a tax-free reorganization of Neuberger Berman Value Fund ("Value Fund") (the "Merging Fund") into Large Cap Value (the "Surviving Fund," and together with the Merging Fund, the "Reorganization Funds"). The Reorganization Funds are each a series of the Trust. After the close of business on August 16, 2019, the Surviving Fund acquired all of the net assets of the Merging Fund in a tax-free exchange of shares pursuant to the Plan of Reorganization and Dissolution approved by the Board. Accordingly, shareholders of the Merging Fund became shareholders of the Surviving Fund.

Value Fund	Shares Prior to Reorganization	Shares Issued by the Surviving Fund	Net Assets Prior to Reorganization
Institutional Class	1,461,190	851,047	$25,809,513
Class A	222,472	129,228	3,922,304
Class C	237,497	133,590	4,057,725

The appreciation of Value Fund was $1,039,412, as of the date of the reorganization. The combined net assets of the Surviving Fund immediately after the reorganization was $1,763,303,263. For financial reporting purposes, assets received and shares issued by the Surviving Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund were carried forward to align ongoing reporting of the Surviving Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on September 1, 2018, the beginning of the reporting period of the Surviving Fund, the Surviving Fund's pro forma results of operations for the year ended August 31, 2019, were as follows:

Net Investment Income/(Loss)	$30,241,707
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions	66,789,022
Net Increase/(Decrease) in Net Assets resulting from Operations	$97,030,729

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merging Fund that have been included in the Surviving Fund's Statements of Operations as of August 31, 2019.

Note I—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended August 31, 2018 has been adjusted for this change in the Statements of Changes in Net Assets. At August 31, 2018, the distributions from net investment income, net realized gain from investments, undistributed net investment income (loss) and distributions in excess of net investment income were as follows:

(000's omitted)
Net Investment Income	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Dividend Growth	$—	$—	$—	$(472)	$(16)	$(3)	$—	$—
Emerging Markets Equity	—	—	—	(5,443)	(229)	(22)	(5)	(1,139)
Equity Income	—	—	—	(35,754)	(4,945)	(5,075)	(42)	—
Focus	(1,883)	(122)	—	(37)	(6)	—	—	—
Genesis	(3,296)	(1,254)	(9)	(12,519)	—	—	—	(15,711)
Global Equity	—	—	—	(25)	(1)	—	—	—
Global Real Estate	—	—	—	(43)	(5)	(2)	—	—
Greater China Equity	—	—	—	(1,237)	(224)	(1)	—	—
Guardian	(6,476)	(394)	—	(554)	(36)	(1)	(1)
International Equity	(286)	(74)	—	(14,148)	(69)	—	—	(2,084)
International Select	—	(65)	—	(2,374)	(41)	(2)	(28)	(116)
International Small Cap	—	—	—	(26)	(7)	(3)	—	(7)
Intrinsic Value	—	—	—	—	—	—	—	—
Large Cap Value	(13,975)	(801)	(1,341)	(1,235)	(30)	(12)	(2)	—
Mid Cap Growth	—	—	—	—	—	—	—	—
Mid Cap Intrinsic Value	(190)	(48)	—	(270)	(39)	—	(4)	—
Multi-Cap Opportunities	—	—	—	(10,422)	(134)	—	—	—
Real Estate	—	(2,098)	—	(3,032)	(929)	(84)	(191)	(897)
Small Cap Growth	—	—	—	—	—	—	—	—
Sustainable Equity	(5,780)	(1,428)	—	(8,301)	(730)	(101)	(138)	(3,821)
(000's omitted)
Net Realized Gain on Investments	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Dividend Growth	$—	$—	$—	$(570)	$(26)	$(43)	$—	$—
Emerging Markets Equity	—	—	—	—	—	—	—	—
Equity Income	—	—	—	(45,883)	(6,999)	(10,330)	(58)	—
Focus	(50,530)	(7,959)	(1,095)	(673)	(397)	(635)	—	—
Genesis	(224,852)	(186,429)	(25,746)	(438,796)	—	—	—	(447,218)
Global Equity	—	—	—	—	—	—	—	—
Global Real Estate	—	—	—	(21)	(2)	(3)	—	—

(000's omitted)
Net Realized Gain on Investments	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Greater China Equity	$—	$—	$—	$(10,798)	$(2,099)	$(28)	$—	$—
Guardian	(65,843)	(5,485)	(12)	(4,438)	(515)	(136)	(32)
International Equity	—	—	—	—	—	—	—	—
International Select	—	—	—	—	—	—	—	—
International Small Cap	—	—	—	(40)	(13)	(5)	—	(11)
Intrinsic Value	—	—	—	(43,660)	(908)	(1,255)	—	—
Large Cap Value	(79,556)	(5,204)	(9,870)	(6,298)	(200)	(168)	(15)	—
Mid Cap Growth	(39,598)	(5,336)	(1,205)	(28,019)	(3,926)	(859)	(1,127)	(24,371)
Mid Cap Intrinsic Value	(2,455)	(811)	—	(2,339)	(681)	(188)	(111)	—
Multi-Cap Opportunities	—	—	—	(177,856)	(5,678)	(4,128)	—	—
Real Estate	—	(7,008)	—	(8,671)	(3,711)	(814)	(866)	(2,282)
Small Cap Growth	(749)	(49)	(37)	(180)	(48)	(42)	(24)	—
Sustainable Equity	(38,305)	(12,216)	—	(44,279)	(6,220)	(3,045)	(2,065)	(18,997)
(000's omitted)

	Undistributed Net Investment Income/(Loss) at 8/31/18	Distributions in Excess of Net Investment Income at 8/31/18
Dividend Growth	$529	$—
Emerging Markets Equity	8,343	—
Equity Income	2,651	—
Focus	2,414	—
Genesis	12,253	—
Global Equity	31	—
Global Real Estate	—	(16)
Greater China Equity	—	(107)
Guardian	2,223	—
International Equity	15,225	—
International Select	1,062	—
International Small Cap	—	(3)
Intrinsic Value	—	(87)
Large Cap Value	17,710	—
Mid Cap Growth	—	—
Mid Cap Intrinsic Value	376	—
Multi-Cap Opportunities	7,856	—
Real Estate	—	—
Small Cap Growth	—	—
Sustainable Equity	4,837	—

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%		0.69%		1.63%		45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%		1.05%		1.28%		45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%		1.80%		0.51%		45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
Class R6
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%		0.60%		1.70%		45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%§	1.22%	37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%	0.95%	25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%	1.25%	0.74%	43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%	1.25%	0.73%	36%
Class A
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%	0.74%	25%
8/31/2016[i]	$13.98	$0.09	$2.03	$2.12	$(0.06)	$—	$(0.06)	$—	$16.04	15.31%	$23.5	1.82%	1.50%	0.60%	43%
8/31/2015[i]	$17.94	$0.08	$(3.91)	$(3.83)	$(0.13)	$—	$(0.13)	$—	$13.98	(21.42)%	$13.4	1.79%	1.50%	0.49%	36%
Class C
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%	(0.18)%	25%
8/31/2016[i]	$14.14	$(0.04)	$2.08	$2.04	$—	$—	$—	$—	$16.18	14.46%	$5.2	2.51%	2.25%	(0.30)%	43%
8/31/2015[i]	$18.19	$(0.03)	$(3.98)	$(4.01)	$(0.04)	$—	$(0.04)	$—	$14.14	(22.02)%	$6.2	2.53%	2.25%	(0.20)%	36%
Class R3
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$(0.01)	$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$(0.07)	$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%	23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$(0.01)	$—	$19.95	23.94%	$1.5	2.01%	1.91%	0.08%	25%
8/31/2016[i]	$14.05	$0.02	$2.07	$2.09	$(0.03)	$—	$(0.03)	$—	$16.11	14.88%	$1.2	2.06%	1.91%	0.16%	43%
8/31/2015[i]	$18.05	$0.02	$(3.93)	$(3.91)	$(0.09)	$—	$(0.09)	$—	$14.05	(21.70)%	$0.8	2.09%	1.91%	0.14%	36%
Class R6
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$(0.19)	$—	$18.77	(1.45)%	$219.1	1.16%	1.16%§	1.42%	37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.46)%	$166.9	1.19%	1.18%	0.91%	23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$(0.09)	$—	$19.87	24.90%	$132.9	1.26%	1.18%	0.86%	25%
8/31/2016[i]	$13.95	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.01	15.64%	$107.4	1.32%	1.18%	0.83%	43%
8/31/2015[i]	$17.89	$0.14	$(3.90)	$(3.76)	$(0.18)	$—	$(0.18)	$—	$13.95	(21.14)%	$88.1	1.34%	1.18%	0.88%	36%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%	2.58%	37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%	2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]	2.99%[e]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
Class A
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%	2.17%	37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%	2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]	2.56%[e]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
Class C
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%	1.45%	37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]	1.82%[e]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
Class R3
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%	37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
Focus Fund
Investor Class
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%	20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Trust Class
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%	0.32%	20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]	0.10%[e]	72%
8/31/2016[g]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%
8/31/2015[g]	$37.64	$0.18	$(0.23)	$(0.05)	$(0.27)	$(7.70)	$(7.97)	$—	$29.62	0.26%		$92.7	1.10%	1.10%	0.57%	52%
Advisor Class
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%	0.14%	20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]	(0.04)%[e]	72%
8/31/2016[g]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%	0.33%	89%
8/31/2015[g]	$75.76	$0.23	$(0.52)	$(0.29)	$(0.93)	$(24.54)	$(25.47)	$—	$50.00	0.15%		$6.1	1.27%	1.27%	0.39%	52%
Institutional Class
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$(2.05)	$—	$25.79	(2.15)%		$8.9	0.76%	0.75%	0.67%	20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75%§	0.60%	59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.53	17.04%[j]		$7.8	0.76%	0.75%	0.44%	72%
8/31/2016[g]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.83	6.86%		$6.8	0.76%	0.75%	0.89%	89%
8/31/2015[g]	$29.80	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.47	0.65%		$28.7	0.76%	0.75%	0.96%	52%
Class A
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$(1.99)	$—	$25.69	(2.51)%		$2.7	1.12%	1.11%	0.32%	20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%	0.23%	59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$(4.28)	$0.00	$29.24	16.58%[j]		$3.1	1.13%	1.11%	0.07%	72%
8/31/2016[g]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$(2.35)	$—	$29.28	6.52%		$3.2	1.15%	1.11%	0.48%	89%
8/31/2015[g]	$37.94	$0.19	$(0.24)	$(0.05)	$(0.28)	$(7.81)	$(8.09)	$—	$29.80	0.24%		$4.4	1.14%	1.11%	0.58%	52%
Class C
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$(1.92)	$—	$25.42	(3.25)%		$1.2	1.88%	1.86%	(0.43)%	20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$(13.80)	$—	$28.50	11.92%		$1.7	1.87%	1.86%	(0.52)%	59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$(14.79)	$0.00	$38.78	15.76%[j]		$1.9	1.88%	1.86%	(0.67)%	72%
8/31/2016[g]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$(8.10)	$—	$48.05	5.75%		$2.2	1.90%	1.86%	(0.27)%	89%
8/31/2015[g]	$82.36	$(0.13)	$(0.64)	$(0.77)	$(0.78)	$(27.37)	$(28.15)	$—	$53.44	(0.50)%		$2.9	1.89%	1.86%	(0.18)%	52%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund
Investor Class
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%		0.08%	14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%		0.11%	13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]		0.21%[e]	20%
8/31/2016[f]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%		0.28%	16%
8/31/2015[f]	$70.99	$0.19	$0.62	$0.81	$(0.24)	$(8.52)	$(8.76)	$—	$63.04	1.52%	$2,023.6	1.01%	1.01%		0.29%	13%
Trust Class
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%		(0.01)%	14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%	13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]		0.13%[e]	20%
8/31/2016[f]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%	16%
8/31/2015[f]	$59.99	$0.11	$0.60	$0.71	$(0.04)	$(4.66)	$(4.70)	$—	$56.00	1.41%	$2,003.4	1.10%	1.10%		0.19%	13%
Advisor Class
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%		(0.26)%	14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%	13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]		(0.13)%[e]	20%
8/31/2016[f]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%	16%
8/31/2015[f]	$82.20	$(0.08)	$0.64	$0.56	$(0.10)	$(12.54)	$(12.64)	$—	$70.12	1.11%	$451.3	1.39%	1.39%		(0.09)%	13%
Institutional Class
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%	14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%	13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]	20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%	16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%	13%
Class R6
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%	14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]	20%
8/31/2016[f]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%	16%
8/31/2015[f]	$60.73	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.48	1.75%	$2,798.0	0.78%	0.78%		0.52%	13%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund
Institutional Class
8/31/2019	$8.61	$0.06	$(0.45)	$(0.39)	$(0.07)	$(0.44)	$(0.51)	$—	$7.71	(3.74)%	$3.2	7.48%		0.76%		0.78%		18%
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%		0.75%		0.74%		33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%		0.85%		0.65%		16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%		1.15%		0.64%		41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%		1.15%		0.35%		18%
Class A
8/31/2019[i]	$8.62	$0.03	$(0.45)	$(0.42)	$(0.01)	$(0.44)	$(0.45)	$—	$7.75	(4.19)%	$0.3	7.96%		1.12%		0.37%		18%
8/31/2018[i]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%		1.11%		0.41%		33%
8/31/2017[i]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%		1.25%		0.19%		16%
8/31/2016[i]	$6.31	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$(0.00)	$—	$6.65	5.46%	$0.5	9.12%		1.51%		0.31%		41%
8/31/2015[i]	$11.28	$0.01	$(0.38)	$(0.37)	$(0.71)	$(3.89)	$(4.60)	$—	$6.31	(3.47)%	$0.4	5.24%		1.51%		0.09%		18%
Class C
8/31/2019[i]	$8.61	$(0.03)	$(0.44)	$(0.47)	$—	$(0.44)	$(0.44)	$—	$7.70	(4.84)%	$0.1	8.64%		1.87%		(0.34)%		18%
8/31/2018[i]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$8.61	13.22%	$0.1	7.61%		1.86%		(0.40)%		33%
8/31/2017[i]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%		1.98%		(0.47)%		16%
8/31/2016[i]	$6.43	$(0.03)	$0.33	$0.30	$(0.00)	$(0.00)	$(0.00)	$—	$6.73	4.66%	$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015[i]	$11.65	$(0.05)	$(0.40)	$(0.45)	$(0.66)	$(4.11)	$(4.77)	$—	$6.43	(4.21)%	$0.2	6.00%		2.26%		(0.68)%		18%
Global Real Estate Fund
Institutional Class
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%		1.01%		1.46%		38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%		1.01%		1.62%		48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*
Class A
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%		1.37%		1.07%		38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%		1.37%		1.23%		48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund (cont'd)
Class C
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%		2.12%		0.32%		38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%		2.12%		0.53%		48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*
Greater China Equity Fund
Institutional Class
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%		1.52	%^^	0.85%		46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%		1.51%		0.03%		60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%		1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%
Class A
8/31/2019	$14.77	$0.06	$(0.97)	$(0.91)	$—	$(4.65)	$(4.65)	$—	$9.21	(1.40)%	$6.1	2.32%		1.88	%^^	0.54%		46%
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%		1.87%		(0.47)%		60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%		1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
Class C
8/31/2019	$14.31	$(0.02)	$(0.96)	$(0.98)	$—	$(4.65)	$(4.65)	$—	$8.68	(2.13)%	$0.2	3.07%		2.63	%^^	(0.19)%		46%
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%		2.62%		(0.99)%		60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%		2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%		2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52)%		176%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund
Investor Class
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]	0.77%[e]	37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%	0.58%	99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%	0.87%	0.65%	31%
Trust Class
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]	0.60%[e]	37%
8/31/2016[g]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%	0.41%	99%
8/31/2015[g]	$25.44	$0.10	$(0.75)	$(0.65)	$(0.22)	$(4.40)	$(4.62)	$—	$20.17	(3.22)%	$103.8	1.06%	1.06%	0.46%	31%
Advisor Class
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]	37%
8/31/2016[g]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%	99%
8/31/2015[g]	$22.33	$0.00	$(0.68)	$(0.68)	$(0.06)	$(3.35)	$(3.41)	$—	$18.24	(3.66)%	$0.3	1.54%	1.50%	0.03%	31%
Institutional Class
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]	0.94%[e]	37%
8/31/2016[g]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%	99%
8/31/2015[g]	$20.44	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.14	(2.84)%	$94.1	0.71%	0.71%	0.82%	31%
Class A
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]	0.56%[e]	37%
8/31/2016[g]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%	99%
8/31/2015[g]	$25.69	$0.11	$(0.77)	$(0.66)	$(0.24)	$(4.48)	$(4.72)	$—	$20.31	(3.23)%	$79.3	1.07%	1.07%	0.46%	31%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class C
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]	(0.20)%[e]	37%
8/31/2016[g]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%	99%
8/31/2015[g]	$22.92	$(0.06)	$(0.71)	$(0.77)	$—	$(3.51)	$(3.51)	$—	$18.64	(4.01)%	$2.4	1.83%	1.83%	(0.30)%	31%
Class R3
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]	0.28%[e]	37%
8/31/2016[g]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%	99%
8/31/2015[g]	$22.48	$0.02	$(0.69)	$(0.67)	$(0.10)	$(3.37)	$(3.47)	$—	$18.34	(3.53)%	$0.5	1.37%	1.36%	0.15%	31%
Class R6
Period from 3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65%**	0.75%**	37%[c]
International Equity Fund
Investor Class
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$(0.12)	$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%	34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%	0.74%	32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[e]	1.34%[e]	27%
8/31/2016[g]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%	1.20%	30%
8/31/2015[g]	$10.95	$0.10	$(0.51)	$(0.41)	$(0.08)	$—	$(0.08)	$—	$10.46	(3.71)%	$117.7	1.25%	1.02%	0.93%	25%
Trust Class
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$(0.11)	$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%	34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%	0.71%	32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[e]	1.29%[e]	27%
8/31/2016[g]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%	1.15%	30%
8/31/2015[g]	$10.88	$0.09	$(0.50)	$(0.41)	$(0.04)	$—	$(0.04)	$—	$10.43	(3.82)%	$55.3	1.36%	1.13%	0.81%	25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Institutional Class
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$(0.16)	$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%		1.08%	34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%	32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[h]	$1,449.0	1.02%	0.85	%e§	1.19%[e]	27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%	$1,184.3	1.03%	0.85	%§	1.46%	30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%	$886.5	1.07%	0.85	%§	1.11%	25%
Class A
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$(0.11)	$—	$12.46	(4.30)%	$52.2	1.37%	1.21%		0.76%	34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%		0.63%	32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21	%§	0.65%[e]	27%
8/31/2016[g]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$(0.03)	$—	$10.91	4.48%	$104.9	1.40%	1.21%		1.05%	30%
8/31/2015[g]	$10.96	$0.12	$(0.55)	$(0.43)	$(0.05)	$—	$(0.05)	$—	$10.48	(3.90)%	$91.0	1.43%	1.21	%§	1.09%	25%
Class C
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$(0.03)	$—	$12.39	(5.05)%	$9.6	2.12%	1.96%		(0.02)%	34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%		(0.06)%	32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96	%§	0.04%[e]	27%
8/31/2016[g]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$10.99	3.70%	$14.7	2.16%	1.96%		0.37%	30%
8/31/2015[g]	$11.12	$0.00	$(0.51)	$(0.51)	$(0.01)	$—	$(0.01)	$—	$10.60	(4.61)%	$11.2	2.18%	1.96%		0.02%	25%
Class R6
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$(0.17)	$—	$12.49	(3.95)%	$80.4	0.92%	0.76%		1.28%	34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$(0.14)	$—	$13.20	5.26%	$74.3	0.92%	0.78%		1.15%	32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$(0.16)	$—	$12.67	15.85%	$134.6	0.94%	0.77%		1.31%[e]	27%
8/31/2016[g]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.11	5.02%	$46.7	0.96%	0.78%		1.49%	30%
8/31/2015[g]	$11.32	$0.14	$(0.53)	$(0.39)	$(0.21)	$—	$(0.21)	$—	$10.72	(3.49)%	$32.7	0.99%	0.77	%§	1.24%	25%
International Select Fund
Trust Class
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$(0.18)	$—	$12.30	(3.58)%	$5.0	1.42%	1.15%		0.97%	32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$(0.10)	$—	$12.97	5.17%	$8.0	1.38%	1.16%		0.74%	44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%		0.90%	27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%		1.06%	22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%	$10.2	1.33%	1.25%		0.76%	24%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund (cont'd)
Institutional Class
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$(0.23)	$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$(0.14)	$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%	44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%	27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%	22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%	$216.4	0.93%	0.90%	1.16%	24%
Class A
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%	32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%	44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%	27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%	22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%	24%
Class C
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%	32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%	44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%	27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%	22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%	24%
Class R3
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%	32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%	1.42%	0.36%	44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%	1.44%	0.70%	27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%	1.51%	0.95%	22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%	1.51%	0.56%	24%
Class R6
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%	32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%	0.74%	1.15%	44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79%**	0.73%**	1.70%**	27%[c]
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund
Institutional Class
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
Class A
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%		1.00%		(0.41)%		22%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%	1.36%	(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%	1.36%	(0.68)%		26%
8/31/2016[i]	$14.54	$(0.10)	$0.43	$0.33	$—	$(0.72)	$(0.72)	$—	$14.15	2.58%	$44.5	1.48%	1.36%	(0.72)%		17%
8/31/2015[i]	$15.26	$(0.11)	$0.21	$0.10	$—	$(0.82)	$(0.82)	$—	$14.54	0.96%	$44.3	1.50%	1.36%	(0.77)%		22%
Class C
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
8/31/2016[i]	$14.97	$(0.20)	$0.43	$0.23	$—	$(0.78)	$(0.78)	$—	$14.42	1.85%	$25.2	2.20%	2.11%	(1.47)%		17%
8/31/2015[i]	$15.86	$(0.23)	$0.22	$(0.01)	$—	$(0.88)	$(0.88)	$—	$14.97	0.19%	$25.8	2.22%	2.11%	(1.52)%		22%
Class R6
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91%**	(0.10	)%**	22%[c]
Large Cap Value Fund
Investor Class
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%		109%[k]
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]	1.31%[e]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%		126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%	1.08%		153%
Trust Class
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%		109%[k]
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]	1.16%[e]		74%
8/31/2016[f]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%		126%
8/31/2015[f]	$38.50	$0.30	$(2.73)	$(2.43)	$(0.41)	$(6.26)	$(6.67)	$—	$29.40	(7.40)%	$108.2	1.05%	1.05%	0.88%		153%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%		1.58%	109%[k]
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%		1.11%	153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]		0.98%[e]	74%
8/31/2016[f]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%		0.88%	126%
8/31/2015[f]	$43.19	$0.26	$(2.94)	$(2.68)	$(0.54)	$(8.56)	$(9.10)	$—	$31.41	(7.55)%	$162.3	1.20%	1.20%		0.73%	153%
Institutional Class
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109%[k]
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
8/31/2016[f]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015[f]	$33.84	$0.37	$(2.49)	$(2.12)	$(0.34)	$(3.96)	$(4.30)	$—	$27.42	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
Class A
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109%[k]
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
8/31/2016[f]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015[f]	$38.61	$0.32	$(2.77)	$(2.45)	$(0.42)	$(6.27)	$(6.69)	$—	$29.47	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
Class C
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109%[k]
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
8/31/2016[f]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%
8/31/2015[f]	$44.30	$0.04	$(3.01)	$(2.97)	$(0.39)	$(9.11)	$(9.50)	$—	$31.83	(8.11)%	$2.7	1.82%	1.82	%§	0.11%	153%
Class R3
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37	%§	1.42%	109%[k]
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%	153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]		0.90%[e]	74%
8/31/2016[f]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%	126%
8/31/2015[f]	$42.97	$0.19	$(2.92)	$(2.73)	$(0.46)	$(8.44)	$(8.90)	$—	$31.34	(7.64)%	$0.1	1.51%	1.36%		0.53%	153%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R6
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61%**	2.39%**	109	%ck
Mid Cap Growth Fund
Investor Class
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%	48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%	50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]	(0.28)%[e]	47%
8/31/2016[f]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$(1.15)	$0.01	$13.25	(1.70)%[d]	$415.1	0.95%	0.95%	(0.34)%	63%
8/31/2015[f]	$15.07	$(0.07)	$1.51	$1.44	$—	$(1.81)	$(1.81)	$—	$14.70	10.74%	$437.5	0.92%	0.92%	(0.50)%	50%
Trust Class
8/31/2019	$16.98	$(0.06)	$0.47	$0.41	$—	$(1.45)	$(1.45)	$—	$15.94	4.78%	$77.7	0.95%	0.95%	(0.37)%	48%
8/31/2018[f]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%	(0.30)%	50%
8/31/2017[f]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$(0.36)	$—	$14.62	15.75%[h]	$52.0	0.97%	0.97%[e]	(0.34)%[e]	47%
8/31/2016[f]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$(0.65)	$0.02	$12.98	(1.77)%[d]	$66.7	0.98%	0.98%	(0.37)%	63%
8/31/2015[f]	$13.58	$(0.08)	$1.43	$1.35	$—	$(1.02)	$(1.02)	$—	$13.91	10.73%	$91.7	0.99%	0.99%	(0.58)%	50%
Advisor Class
8/31/2019	$16.94	$(0.09)	$0.46	$0.37	$—	$(1.45)	$(1.45)	$—	$15.86	4.53%	$12.0	1.21%	1.21%	(0.62)%	48%
8/31/2018[f]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%	(0.56)%	50%
8/31/2017[f]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$(0.36)	$—	$14.62	15.47%[h]	$12.4	1.23%	1.23%[e]	(0.60)%[e]	47%
8/31/2016[f]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.01	(2.04)%[d]	$11.5	1.24%	1.24%	(0.63)%	63%
8/31/2015[f]	$13.66	$(0.12)	$1.44	$1.32	$—	$(1.01)	$(1.01)	$—	$13.97	10.39%	$10.7	1.25%	1.25%	(0.84)%	50%
Institutional Class
8/31/2019	$17.01	$(0.02)	$0.48	$0.46	$—	$(1.45)	$(1.45)	$—	$16.02	5.09%	$273.4	0.70%	0.70%	(0.11)%	48%
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%	(0.05)%	50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[e]	(0.09)%[e]	47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[d]	$307.6	0.75%	0.75%§	(0.14)%	63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75%§	(0.34)%	50%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class A
8/31/2019	$16.96	$(0.07)	$0.46	$0.39	$—	$(1.45)	$(1.45)	$—	$15.90	4.65%	$33.0	1.07%	1.07%		(0.47)%	48%
8/31/2018[f]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%	50%
8/31/2017[f]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$(0.36)	$—	$14.62	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]	47%
8/31/2016[f]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$(0.66)	$0.02	$13.00	(1.91)%[d]	$76.9	1.11%	1.11	%§	(0.51)%	63%
8/31/2015[f]	$13.64	$(0.09)	$1.43	$1.34	$—	$(1.03)	$(1.03)	$—	$13.95	10.55%	$102.3	1.11%	1.11	%§	(0.69)%	50%
Class C
8/31/2019	$16.85	$(0.18)	$0.45	$0.27	$—	$(1.45)	$(1.45)	$—	$15.67	3.91%	$10.8	1.82%	1.82%		(1.24)%	48%
8/31/2018[f]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%	50%
8/31/2017[f]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%	47%
8/31/2016[f]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$(0.67)	$0.01	$13.13	(2.62)%[d]	$10.9	1.88%	1.86%		(1.24)%	63%
8/31/2015[f]	$13.99	$(0.20)	$1.47	$1.27	$—	$(1.06)	$(1.06)	$—	$14.20	9.72%	$8.4	1.88%	1.86%		(1.45)%	50%
Class R3
8/31/2019	$16.92	$(0.12)	$0.47	$0.35	$—	$(1.45)	$(1.45)	$—	$15.82	4.41%	$56.4	1.33%	1.33	%§	(0.79)%	48%
8/31/2018[f]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%	50%
8/31/2017[f]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%	47%
8/31/2016[f]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.04	(2.12)%[d]	$13.7	1.38%	1.36%		(0.74)%	63%
8/31/2015[f]	$13.71	$(0.13)	$1.44	$1.31	$—	$(1.02)	$(1.02)	$—	$14.00	10.29%	$12.7	1.37%	1.36%		(0.95)%	50%
Class R6
8/31/2019	$17.02	$(0.00)	$0.48	$0.48	$—	$(1.45)	$(1.45)	$—	$16.05	5.20%	$461.1	0.61%	0.61%		(0.03)%	48%
8/31/2018[f]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%	50%
8/31/2017[f]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$(0.62)	$—	$14.61	16.13%[h]	$262.4	0.65%	0.65%[e]		(0.02)%[e]	47%
8/31/2016[f]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$(1.12)	$0.01	$13.19	(1.44)%[d]	$193.7	0.66%	0.66%		(0.02)%	63%
8/31/2015[f]	$14.85	$(0.04)	$1.50	$1.46	$—	$(1.75)	$(1.75)	$—	$14.56	11.04%	$88.6	0.67%	0.67	%§	(0.26)%	50%
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%		0.93%	56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%	36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]		1.06%[e]	31%
8/31/2016[i]	$21.03	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.75	5.85%	$37.9	1.30%	1.15%		0.86%	29%
8/31/2015[i]	$23.60	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$21.03	(1.09)%	$42.1	1.24%	1.05%		0.37%	50%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Trust Class
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%	56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%	36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%e§	0.82%[e]	31%
8/31/2016[i]	$21.92	$0.15	$0.79	$0.94	$(0.12)	$(2.64)	$(2.76)	$—	$20.10	5.80%	$10.3	1.48%	1.25%		0.77%	29%
8/31/2015[i]	$25.06	$0.04	$(0.40)	$(0.36)	$(0.21)	$(2.57)	$(2.78)	$—	$21.92	(1.31)%	$11.9	1.48%	1.25%		0.17%	50%
Institutional Class
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%		1.21%	56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%		0.81%	36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]		1.19%[e]	31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%		1.18%	29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%		0.59%	50%
Class A
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%		0.91%	56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%		0.46%	36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]		0.89%[e]	31%
8/31/2016[i]	$21.93	$0.16	$0.77	$0.93	$(0.14)	$(2.64)	$(2.78)	$—	$20.08	5.76%	$13.3	1.49%	1.21%		0.81%	29%
8/31/2015[i]	$25.08	$0.05	$(0.40)	$(0.35)	$(0.22)	$(2.58)	$(2.80)	$—	$21.93	(1.25)%	$14.8	1.47%	1.21%		0.20%	50%
Class C
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%		0.10%	56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%		(0.29)%	36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]		0.15%[e]	31%
8/31/2016[i]	$22.30	$0.01	$0.78	$0.79	$(0.08)	$(2.72)	$(2.80)	$—	$20.29	5.01%	$3.7	2.23%	1.96%		0.05%	29%
8/31/2015[i]	$25.56	$(0.12)	$(0.40)	$(0.52)	$(0.08)	$(2.66)	$(2.74)	$—	$22.30	(2.02)%	$3.5	2.20%	1.96%		(0.53)%	50%
Class R3
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%		0.61%	56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%		0.21%	36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%		0.63%	31%
8/31/2016[i]	$22.03	$0.11	$0.77	$0.88	$(0.11)	$(2.65)	$(2.76)	$—	$20.15	5.54%	$1.4	1.75%	1.46%		0.56%	29%
8/31/2015[i]	$25.17	$0.00	$(0.40)	$(0.40)	$(0.15)	$(2.59)	$(2.74)	$—	$22.03	(1.49)%	$1.2	1.73%	1.46%		0.03%	50%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class R6
Period from 3/29/2019^ to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14%**	56%[c]
Multi-Cap Opportunities Fund
Institutional Class
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]	23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%	27%
Class A
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%	23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]	23%
8/31/2016[i]	$15.31	$0.09	$1.18	$1.27	$(0.08)	$(0.41)	$(0.49)	$—	$16.09	8.53%	$73.0	1.11%	1.11%	0.62%	18%
8/31/2015[i]	$16.27	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.52)	$(0.60)	$—	$15.31	(2.16)%	$102.8	1.10%	1.10%	0.47%	27%
Class C
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]	23%
8/31/2016[i]	$15.58	$(0.02)	$1.19	$1.17	$(0.01)	$(0.43)	$(0.44)	$—	$16.31	7.73%	$39.6	1.85%	1.85%	(0.11)%	18%
8/31/2015[i]	$16.62	$(0.04)	$(0.44)	$(0.48)	$(0.02)	$(0.54)	$(0.56)	$—	$15.58	(2.84)%	$46.1	1.84%	1.84%	(0.27)%	27%
Real Estate Fund
Trust Class
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%	33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Institutional Class
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%	33%
Class A
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
Class C
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
Class R3
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%	33%
Class R6
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%	33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]	215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%	164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%	336%
Trust Class
8/31/2019	$44.91	$(0.34)	$0.30	$(0.04)	$—	$(7.12)	$(7.12)	$—	$37.75	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%
8/31/2018[g]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%
8/31/2017[g]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%	215%
8/31/2016[g]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%	164%
8/31/2015[g]	$27.44	$(0.34)	$2.34	$2.00	$—	$—	$—	$—	$29.44	7.30%	$5.3	1.86%	1.40%	(1.15)%	336%
Advisor Class
8/31/2019	$44.87	$(0.40)	$0.29	$(0.11)	$—	$(7.12)	$(7.12)	$—	$37.64	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%
8/31/2018[g]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%
8/31/2017[g]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.15	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]	215%
8/31/2016[g]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%	164%
8/31/2015[g]	$28.59	$(0.38)	$2.42	$2.04	$—	$—	$—	$—	$30.63	7.13%	$2.7	2.00%	1.51%	(1.26)%	336%
Institutional Class
8/31/2019	$45.06	$(0.17)	$0.29	$0.12	$—	$(7.12)	$(7.12)	$—	$38.06	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%
8/31/2018[g]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%
8/31/2017[g]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%	215%
8/31/2016[g]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%	164%
8/31/2015[g]	$27.11	$(0.19)	$2.32	$2.13	$—	$—	$—	$—	$29.24	7.84%	$20.7	1.44%	0.90%	(0.65)%	336%
Class A
8/31/2019	$44.95	$(0.29)	$0.26	$(0.03)	$—	$(7.12)	$(7.12)	$—	$37.80	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%
8/31/2018[g]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%
8/31/2017[g]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%	215%
8/31/2016[g]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%	164%
8/31/2015[g]	$27.32	$(0.30)	$2.34	$2.04	$—	$—	$—	$—	$29.36	7.45%	$5.1	1.83%	1.26%	(1.01)%	336%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class C
8/31/2019	$44.72	$(0.61)	$0.26	$(0.35)	$—	$(7.12)	$(7.12)	$—	$37.25	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%
8/31/2018[g]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%
8/31/2017[g]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%	215%
8/31/2016[g]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%	164%
8/31/2015[g]	$29.16	$(0.55)	$2.50	$1.95	$—	$—	$—	$—	$31.11	6.68%	$2.3	2.58%	2.01%	(1.76)%	336%
Class R3
8/31/2019	$44.87	$(0.42)	$0.28	$(0.14)	$—	$(7.12)	$(7.12)	$—	$37.61	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%
8/31/2018[g]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%
8/31/2017[g]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%	215%
8/31/2016[g]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%	164%
8/31/2015[g]	$28.56	$(0.39)	$2.46	$2.07	$—	$—	$—	$—	$30.63	7.22%	$1.0	2.15%	1.51%	(1.25)%	336%
Class R6
Period from 9/7/2018^ to 8/31/2019	$44.27	$0.06	$0.89	$0.95	$—	$(7.12)	$(7.12)	$—	$38.10	6.35%*	$21.0	1.15%**	0.81%**	0.15%**	161%[c]
Sustainable Equity Fund
Investor Class
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]	26%
8/31/2016[f]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%	25%
8/31/2015[f]	$37.01	$0.27	$(0.12)	$0.15	$(0.26)	$(3.61)	$(3.87)	$—	$33.29	0.29%	$758.0	0.85%	0.85%	0.76%	28%
Trust Class
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%	12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]	26%
8/31/2016[f]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%	25%
8/31/2015[f]	$42.53	$0.23	$(0.11)	$0.12	$(0.42)	$(6.32)	$(6.74)	$—	$35.91	0.12%	$318.3	1.03%	1.03%	0.58%	28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Institutional Class
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
Class A
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[e]	0.48%[e]	26%
8/31/2016[f]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015[f]	$42.73	$0.23	$(0.11)	$0.12	$(0.44)	$(6.39)	$(6.83)	$—	$36.02	0.11%	$140.9	1.05%	1.05%	0.57%	28%
Class C
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[e]	(0.27)%[e]	26%
8/31/2016[f]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
8/31/2015[f]	$43.29	$(0.08)	$(0.09)	$(0.17)	$(0.26)	$(6.61)	$(6.87)	$—	$36.25	(0.67)%	$52.2	1.79%	1.79%	(0.18)%	28%
Class R3
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[e]	0.21%[e]	26%
8/31/2016[f]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015[f]	$42.93	$0.13	$(0.09)	$0.04	$(0.36)	$(6.48)	$(6.84)	$—	$36.13	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
Class R6
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[e]	0.91%[e]	26%
8/31/2016[f]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%	25%
8/31/2015[f]	$37.00	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.27	0.51%	$222.4	0.60%	0.60%	1.02%	28%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Emerging Markets Equity Institutional Class	1.25%	—	—	—	—
Emerging Markets Equity Class R6	1.15%	—	—	—	—
Focus Institutional Class	—	0.75%	—	—	—
Genesis Institutional Class	—	—	0.84%	0.85%	—
Genesis Class R6	—	—	0.77%	0.78%	—
Guardian Advisor Class	—	—	—	1.26%	—
International Equity Institutional Class	—	—	0.84%	0.85%	0.83%
International Equity Class A	—	—	1.20%	—	1.20%
International Equity Class C	—	—	1.96%	—	—
International Equity Class R6	—	—	—	—	0.76%
Large Cap Value Institutional Class	—	0.70%	0.69%	—	0.70%
Large Cap Value Class A	—	—	—	—	—
Large Cap Value Class C	—	—	—	—	1.82%
Large Cap Value Class R3	1.33%	—	—	—	—
Mid Cap Growth Institutional Class	—	—	—	0.73%	0.73%
Mid Cap Growth Class A	—	—	1.09%	1.10%	1.10%
Mid Cap Growth Class C	—	1.82%	1.86%	—	—
Mid Cap Growth Class R3	1.33%	1.34%	—	—	—
Mid Cap Growth Class R6	—	—	—	—	0.67%
Mid Cap Intrinsic Value Trust Class	—	—	1.24%	—	—

Notes to Financial Highlights Equity Funds (cont'd)

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the Line of Credit by Greater China Equity (2019, 2017, 2016 and 2015) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Greater China Equity Institutional Class	1.50%	—	1.50%	1.51%	1.50%
Greater China Equity Class A	1.86%	—	1.86%	1.87%	1.86%
Greater China Equity Class C	2.61%	—	2.61%	2.62%	2.61%

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2019. Except for the Fund classes listed below, the class action proceeds received in 2018, 2017, 2016 and/or 2015, if any, had no impact on the Funds' total returns for the years ended August 31, 2018, 2017, 2016 and/or 2015. Had the Fund classes listed below not received class action proceeds in 2019, 2018, 2017, 2016 and/or 2015, total return based on per share NAV for the years ended August 31, 2019, 2018, 2017, 2016 and/or 2015 would have been:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Large Cap Value Investor Class	6.21%	—	—	—	(7.26)%
Large Cap Value Trust Class	6.00%	—	—	—	(7.45)%
Large Cap Value Advisor Class	5.86%	—	—	—	—
Large Cap Value Institutional Class	—	—	—	—	(7.09)%
Large Cap Value Class A	—	—	—	—	(7.49)%
Large Cap Value Class R3	—	—	—	—	(7.71)%
Mid Cap Intrinsic Value Class A	—	—	16.89%	—	—
Small Cap Growth Investor Class	3.98%	—	21.91%	(3.27)%	7.07%
Small Cap Growth Trust Class	3.90%	—	21.68%	(3.40)%	6.86%
Small Cap Growth Advisor Class	3.73%	—	21.47%	(3.50)%	6.72%
Small Cap Growth Institutional Class	4.35%	—	22.23%	(2.99)%	7.41%
Small Cap Growth Class A	3.98%	—	21.81%	(3.31)%	7.05%
Small Cap Growth Class C	3.11%	—	20.94%	(4.02)%	6.37%
Small Cap Growth Class R3	3.62%	—	21.47%	(3.54)%	6.81%

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select and for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth.

Notes to Financial Highlights Equity Funds (cont'd)

d  Had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had the Funds not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%

Notes to Financial Highlights Equity Funds (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

Notes to Financial Highlights Equity Funds (cont'd)

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to the Funds certain expenses, plus interest, determined to be payable to the Funds for the period. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

j  The voluntary contributions received in 2017 had no impact on the Funds' total returns for Equity Income and Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Real Estate Fund (collectively referred to as the "Funds") (fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2019 and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fourteen of the series constituting Neuberger Berman Equity Funds) at August 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting Neuberger Berman Equity Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the three years in the period ended August 31, 2019 and the period from December 15, 2015 (commencement of operations) through August 31, 2016
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the five years in the period ended August 31, 2019
Neuberger Berman Global Real Estate Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the four years in the period ended August 31, 2019 and the period from December 30, 2014 (commencement of operations) through August 31, 2015
Neuberger Berman International Small Cap Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the two years in the period ended August 31, 2019 and the period from December 8, 2016 (commencement of operations) through August 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
October 18, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund (the "Funds"), each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods indicated therein, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 18, 2019

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Suites 4007-4008,
40/F, One Exchange Square
8 Connaught Place,
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	53

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	53

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

53

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	53

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	53

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	53

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	53

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	53

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	53

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	53	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

53

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; prior thereto, Chief Executive Officer and President from 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	53

Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

For the fiscal year ended August 31, 2019, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income. Complete information regarding each Fund's Qualified Dividend Income distributions during the calendar year 2019 will be reported in conjunction with Form 1099-DIV.

	Capital Gains Distributions	Qualified Dividend Income
Dividend Growth	$1,990,913	$1,225,616
Emerging Markets Equity	—	36,852,435
Equity Income	72,048,962	44,692,806
Focus	34,697,431	9,602,498
Genesis	1,078,083,509	108,571,134
Global Equity	232,764	74,239
Global Real Estate	33,173	88,350
Greater China Equity	13,298,695	1,528,805
Guardian	84,792,910	16,463,565
International Equity	8,433,329	36,428,301
International Select	1,898,502	3,733,288
International Small Cap	96,500	126,011
Intrinsic Value	66,004,672	4,628,672
Large Cap Value(a)	131,288,044	41,116,349
Mid Cap Growth	114,176,511	7,181,048
Mid Cap Intrinsic Value(a)	4,572,879	2,243,328
Multi-Cap Opportunities	210,376,411	22,195,283
Real Estate	24,229,908	10,371,504
Small Cap Growth	8,621,297	374,369
Sustainable Equity	208,404,722	33,988,476

(a)  Section 1250 gain distribution of $57,040 and $3,361 for Large Cap Value and Mid Cap Intrinsic Value, respectively.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/19

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, Deborah C. McLean, and Peter P. Trapp. Mr. Cosgrove, Ms. Goss, Ms. McLean, and Mr. Trapp are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, International Small Cap, Large Cap Value, and Real Estate Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $716,555 and $663,644 for the fiscal years ended 2018 and 2019, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $140,040 and $122,400 for the fiscal years ended 2018 and 2019, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $164,450 and $161,320 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $33,600 and $32,500 for the fiscal years ended 2018 and 2019, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $164,450 and $161,320 for the fiscal years ended 2018 and 2019, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0for the fiscal years ended 2018 and 2019, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $33,600 and $32,500 for the fiscal years ended 2018 and 2019, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 1, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: November 1, 2019